UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

L3HARRIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

OUR VALUES

L3HARRIS

Integrity, Excellence and Respect – always.
At L3Harris, innovation is powered by our foundational commitment to living our values.

INTEGRITY

Accountable
Ethical
Honest

Safe & Sustainable
Community-Minded
Inclusive

RESPECT

Flawless Execution
Customer-Focused
Innovative

EXCELLENCE

NOTICE OF 2023 ANNUAL MEETING
OF SHAREHOLDERS
WHEN: Friday, April 21, 2023 4:00 PM Eastern Time
WHERE: The Annual Meeting will be held exclusively online at www. virtualshareholdermeeting.com/ LHX2023.
YOUR VOTE IS IMPORTANT
Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares before the meeting to ensure they are counted.
HOW YOU CAN VOTE
BEFORE THE ANNUAL MEETING
Internet* www.proxyvote.com
Phone* 1-800-690-6903
Mail Complete, sign and date your proxy/voting instruction card and mail in the postage-paid return envelope.
DURING THE ANNUAL MEETING
For instructions on voting during the virtual Annual Meeting, see pages 91-93 of the accompanying proxy statement.

*
Until 11:59 PM Eastern Time on April 20, 2023. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card.

Meeting Agenda
Proposal 1: To elect as directors the 12 nominees named in the accompanying proxy statement for a one-year term expiring at the 2024 Annual Meeting of Shareholders.
Proposal 2: To approve the compensation of our named executive officers as disclosed in the accompanying proxy statement (advisory vote).
Proposal 3: To approve the frequency of future shareholder votes regarding the compensation of our named executive officers (advisory vote).
Proposal 4: To ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2023.
Proposal 5: To vote on a shareholder proposal titled “Transparency in regard to Lobbying,” if properly presented.
The accompanying proxy statement more fully describes these matters.
Shareholders also will act on any other business matters that may properly come before the meeting, but we have not received notice of any such matters.
Who May Vote: If you owned shares of L3Harris common stock at the close of business on February 24, 2023, you are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
How to Attend: The Annual Meeting will be virtual-only and held exclusively online. To find instructions on how to access and log in to the virtual Annual Meeting, see “How to Attend the Virtual Annual Meeting” on page 90 in the accompanying proxy statement. The platform for the virtual Annual Meeting will afford authenticated shareholders the same rights and opportunities to participate that they would have at an in-person meeting, including submitting questions and voting their shares.
By Order of the Board of Directors,
Scott T. Mikuen Senior Vice President, General Counsel and Secretary Melbourne, Florida March 10, 2023
Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on Friday, April 21, 2023:
The Proxy Statement and 2022 Annual Report to Shareholders are available at: www.l3harris.com/company/environmental-social-and-governance.
L3HARRIS 2023 PROXY STATEMENT   i

DEAR FELLOW
SHAREHOLDERS
L3HARRIS TECHNOLOGIES, INC.
1025 West NASA Boulevard
Melbourne, Florida 32919

Christopher E. Kubasik
Chair and Chief Executive Officer
March 10, 2023
Despite a challenging 2022 with mixed financial results, our strategy remains solid and is supported by a rising global demand for defense products and solutions across all domains. Order activity was strong with a funded book-to-bill of 1.08x and an expanded backlog in mid-single digits versus the prior year, providing additional revenue and operating income visibility. Additionally, we succeeded in closing the strategic Tactical Data Links acquisition in early January 2023, and in announcing a definitive agreement to acquire Aerojet Rocketdyne.
L3Harris remains committed to ongoing engagement and an active dialogue with shareholders. Throughout more than 200 meetings with current and prospective shareholders, dialogue centered on revenue opportunities, operational excellence initiatives, and disciplined allocation of capital, as well as ESG efforts. L3Harris anticipates this dialogue will remain a key input in our continued focus on value creation.
On behalf of your Board, I am pleased to invite you to attend the 2023 Annual Meeting of Shareholders of L3Harris, to be held on Friday, April 21, 2023. The meeting will be virtual-only, held exclusively online to facilitate shareholder attendance and provide a consistent experience to all shareholders regardless of location. The live, interactive audio webcast of the meeting at www.virtualshareholdermeeting.com/LHX2023 will provide the ability for you to vote and submit questions online.
The accompanying Notice of 2023 Annual Meeting of Shareholders and proxy statement describe the matters to be acted on at the meeting. Your Board unanimously recommends that you vote:
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FOR election of its nominees for director;

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FOR approval, in an advisory vote, of the compensation of our named executive officers;

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EVERY YEAR, in an advisory vote, as the frequency of future advisory votes to approve the compensation of our named executive officers;

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FOR ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2023; and

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AGAINST the shareholder proposal titled “Transparency in regard to Lobbying.”

It is important that your shares be represented and voted at the meeting, even if you are unable to attend. You can ensure that your shares are represented and voted at the meeting by submitting your proxy/voting instruction over the Internet or by telephone, or by mail by using the traditional proxy/voting instruction card if you received your proxy materials by mail. You can find instructions for these convenient ways to vote on both the Notice of Internet Availability of Proxy Materials and the proxy/voting instruction card, as well as in the accompanying Notice of 2023 Annual Meeting of Shareholders and proxy statement.
Sincerely,
Christopher E. Kubasik
Chair and Chief Executive Officer

ii   L3HARRIS 2023 PROXY STATEMENT

The Board of Directors of L3Harris Technologies, Inc. is soliciting proxies to be voted at our 2023 Annual Meeting of Shareholders on April 21, 2023, and at any adjournments or postponements thereof. We expect that this proxy statement and form of proxy will be mailed and made available to shareholders beginning on or about March 10, 2023.
L3HARRIS 2023 PROXY STATEMENT   iii

PROXY
SUMMARY
2023 Annual Meeting of Shareholders
Friday, April 21, 2023 4:00 PM Eastern Time
The Annual Meeting will be held exclusively online at www.virtualshareholdermeeting.com/LHX2023.
Record Date: February 24, 2023
This summary does not contain all information shareholders should consider, and we encourage shareholders to read the entire proxy statement carefully. In this proxy statement, “Merger” refers to the all-stock merger completed on June 29, 2019 involving Harris Corporation (“Harris”) and L3 Technologies, Inc. (“L3”) pursuant to the Agreement and Plan of Merger, dated October 12, 2018, (the “Merger Agreement”) by and among Harris, L3 and Leopard Merger Sub Inc., a direct wholly owned subsidiary of Harris, with Harris changing its name to L3Harris Technologies, Inc.
COMPANY OVERVIEW
L3Harris Technologies, Inc. is an agile global aerospace and defense technology innovator, delivering end-to-end solutions that meet customers’ mission-critical needs.
We provide advanced defense and commercial technologies across space, air, land, sea and cyber domains.
Three well-positioned segments

INTEGRATED MISSION SYSTEMS

$6.9B

Intelligence, Surveillance & Reconnaissance
Maritime
Electro Optical
Commercial Aviation Solutions

SPACE & AIRBORNE SYSTEMS

$6.1B

Space
Mission Avionics
Intel & Cyber
Mission Networks
Electronic Warfare

COMMUNICATION SYSTEMS

$4.2B

Tactical Communications
Broadband Communications
Integrated Video Systems
Public Safety

L3HARRIS 2023 PROXY STATEMENT   01

PROXY SUMMARY VOTING MATTERS
VOTING MATTERS		For more information	Board’s recommendation
Proposal 1	Elect our Board’s 12 nominees for director for a one-year term expiring at the 2024 Annual Meeting of Shareholders	Page 7	FOR each nominee
Proposal 2	Approve the compensation of our named executive officers as disclosed in this proxy statement (advisory vote)	Page 31	FOR the proposal
Proposal 3	Approve the frequency of future shareholder votes regarding the compensation of our named executive officers (advisory vote)	Page 32	EVERY YEAR
Proposal 4	Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2023	Page 81	FOR the proposal
Proposal 5	Vote on a shareholder proposal titled “Transparency in regard to Lobbying,” if properly presented	Page 83	AGAINST the proposal
Shareholders also will act on any other business of L3Harris Technologies, Inc. (“L3Harris” or “Company”) that may properly come before the meeting.
BOARD AND GOVERNANCE HIGHLIGHTS
Our Board of Directors (our “Board”) has long been focused on and committed to responsible and effective corporate governance to enhance the creation of sustainable, long-term shareholder value and to be accountable and responsive to our shareholders.
Director Nominees
The table below shows our 12 nominees for election at the 2023 Annual Meeting. Three of our current directors (Thomas A. Corcoran, Lewis Kramer and Lloyd W. Newton) are retiring and will not be standing for election.
All nominees are independent except for Mr. Kubasik. The nominees are standing for election for a one-year term expiring at the 2024 Annual Meeting of Shareholders.
Director nominee	Age	Director Since*	Principal Occupation/Experience	Other Current Public Company Boards	L3Harris Committee Memberships
					Audit	Compensation	Finance	Innovation and Cyber	Nominating and Governance
Sallie B. Bailey	63	2018	Former EVP and CFO of Louisiana-Pacific Corporation	2	■		■
Peter W. Chiarelli	72	2012	General, U.S. Army (Retired)	—	■			■
Thomas A. Dattilo	71	2001	Advisor for private investment firms; former Chairman and CEO of Cooper Tire & Rubber Company	1		■			■
Roger B. Fradin	69	2016	Consultant for The Carlyle Group; former Vice Chairman of Honeywell International Inc.	3			■	■
Joanna L. Geraghty	50	2022	President and Chief Operating Officer of JetBlue Airways Corporation	—	■
Harry B. Harris, Jr.	66	2021	Admiral, U.S. Navy (Retired); former U.S. Ambassador to the Republic of Korea	—				■
Lewis Hay III	67	2002	Operating Advisor for Clayton Dubilier & Rice, LLC; former Chairman and CEO of NextEra Energy, Inc.	1		■			■
Christopher E. Kubasik	61	2018	Chair and CEO of L3Harris	—
Rita S. Lane	60	2018	Former VP, Operations of Apple Inc.	2		■	■
Robert B. Millard Lead Independent Director	72	1997	Retired Chairman of Massachusetts Institute of Technology Corporation	1				■	■
Edward A. Rice, Jr.	66	2023	General, U.S. Air Force (retired)	—
Christina L. Zamarro	51	2022	Executive Vice President, Chief Financial Officer of The Goodyear Tire & Rubber Company	—	■
* Years shown include tenure for nominees who served on the board of Harris and the board of L3 prior to the Merger.	■	Member	■	Chair
02   L3HARRIS 2023 PROXY STATEMENT

PROXY SUMMARY BOARD AND GOVERNANCE HIGHLIGHTS

Nominee Skills and Attributes
Our Board believes that these 12 nominees are well positioned to discharge the Board’s responsibilities.
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These individuals represent a diverse mix of backgrounds, tenures, skills, experience and personal characteristics.

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They have a track record of ability, integrity and judgment.

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As a group, they possess a deep and unique understanding of our business and the challenges and opportunities faced by L3Harris.

SKILLS AND EXPERIENCE OF 12 NOMINEES

CEO/General Manager Experience
6
Aerospace and Defense
6
Military/Government
4
Finance/Accounting
7
International/Global Operations
10
Technology
8
Manufacturing/Supply Chain/Quality
7
Strategy
9
M&A/Post-Merger Integration
8
Public Company Board
7

Tenure and Refreshment

Directors who have joined the Board since the 2022 Annual Meeting:	Directors who have left the Board since the 2022 Annual Meeting:	Directors who will be retiring at the 2023 Annual Meeting:
+3	−1	−3
L3HARRIS 2023 PROXY STATEMENT   03

PROXY SUMMARY BOARD AND GOVERNANCE HIGHLIGHTS
Key Governance Practices
Below are some key practices and policies that demonstrate our Board’s commitment to responsible and effective corporate governance to enhance the creation of sustainable, long-term shareholder value and to be accountable and responsive to our shareholders:
Board Structure and Policies
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Independent directors make up approximately 93% of the Board and 100% of each committee.

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All directors elected annually with a majority voting standard in uncontested elections.

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Lead Independent Director broadly empowered with defined responsibilities and authority.

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Independent directors regularly hold executive sessions led by Lead Independent Director.

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Board and standing committees conduct annual self-evaluations to improve their effectiveness.

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Board membership criteria take into account diversity of viewpoints, background, experience and personal characteristics, including age, gender and racial and ethnic minority status.

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Avoiding potential overboarding by allowing no more than four other public company boards (one for a director who is an executive officer of a public company) under our guidelines.

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Policy requiring directors to retire at age 75.

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Board reviews and evaluates management development and succession plans.

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Strong ethics and business conduct program, reflecting our commitment to our Code of Conduct and broader compliance principles, to responsible corporate citizenship and sustainability and to our belief that we should conduct all business dealings with honesty, integrity and accountability.

Shareholder Input and Alignment
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Meaningful stock ownership guidelines for non-employee directors.

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Short sales, hedging, other derivative transactions and pledging of our common stock are prohibited for directors and executive officers.

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Robust proxy access By-Law provision allowing eligible shareholders to nominate Board candidates and include them in our proxy materials.

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Shareholders holding at least 25% of our common stock can call a special meeting.

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Annual “say-on-pay” advisory vote.

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Engagement with large shareholders on key aspects of our executive compensation program and on environmental, social and governance matters.

Ethics and Compliance
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Oversight: Our process for implementing ethical standards starts with our Board having oversight of the Ethics & Compliance Program and extends to all levels of the Company. This approach drives accountability and promotes a strong culture of Ethics & Compliance in all of our business dealings.

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Values: Our focus on living our values of Integrity, Excellence and Respect helps L3Harris ensure an ethical workplace by going beyond policies and procedures. Integrity is our first core value, setting a foundation for which we are all accountable.

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Culture: We require all L3Harris employees, managers, officers and directors to abide by our Code of Conduct. Each year, all employees commit to never compromise our values to achieve business objectives. This pledge, combined with our Values and Governance approach, helps us instill the highest standards of performance and behavior, which permeate within and outside the Company, including to our employees, suppliers and customers.

A HIGHLY ENGAGED AND ACTIVE BOARD Our Board:
> is actively engaged in succession planning, with frequent opportunities to observe and interact with key talent, including at presentations, meetings and other events.
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is regularly briefed on topics of strategic importance to the Company, which may include technology, cybersecurity, risk management and potential opportunities for changes in the Company’s portfolio, such as acquisitions.

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oversees our business strategy, thoroughly reviewing our annual operating plans and three-year strategic plans and providing input and insight on these plans directly to our senior leadership team; also receives regular updates on our progress in executing the plans, and on challenges that arise.

> holds executive sessions of independent directors at every regularly scheduled Board meeting, to discuss strategic matters and significant developments without anyone from management present.
04   L3HARRIS 2023 PROXY STATEMENT

PROXY SUMMARY PERFORMANCE HIGHLIGHTS

PERFORMANCE HIGHLIGHTS
Key Fiscal 2022
Financial Results
Revenue, adjusted earnings before interest and taxes (“EBIT”), adjusted free cash flow and non-GAAP income from continuing operations per diluted common share attributable to L3Harris common shareholders (“EPS”) results are important because they are components of performance measures used in incentive
compensation.
* See Appendix A for reconciliations of GAAP to non-GAAP financial measures.
Strategic Achievements

SPACE DOMAIN
We captured $800 million in contracts to develop and integrate multiple end-to-end satellite systems for the National Defense Space Architecture Tracking Layer, expanding our reach into missile defense applications.

AIR DOMAIN
We expanded our leadership position in missionizing commercial aircraft with a nearly $3 billion prime contract for U.S. Special Operations Command’s Armed Overwatch program to deliver up to 75 manned, fixed-wing aircraft domestically with the potential for additional international opportunities.

LAND DOMAIN
Our tactical communications business continued to advance key programs for the U.S. and its allies with nearly $1 billion in contracts, while delivering several hundred million dollars in radios to Ukraine.

SEA DOMAIN
We furthered our position as a leading naval mission solutions provider with an award potentially valued at up to $600 million as the prime for the U.S. Navy’s Shipboard Panoramic Electro-Optic/Infrared program to detect and track anti-ship cruise missiles, attack craft and unmanned air systems, as well as aid navigation.

CYBER DOMAIN
We continued to solidify our position as a key provider of offensive cyber solutions with a multi-year contract as the prime integrator for a classified program potentially valued at up to $1.5 billion.

L3HARRIS 2023 PROXY STATEMENT   05

PROXY SUMMARY EXECUTIVE COMPENSATION HIGHLIGHTS
EXECUTIVE COMPENSATION HIGHLIGHTS
Our basic executive compensation philosophy is as follows:

OVERALL OBJECTIVE	GUIDING PRINCIPLES
> Encourage and reward creation of sustainable, long-term shareholder value	> Align with shareholders’ interests > Be competitive at target performance level	> Motivate achievement of financial goals and strategic objectives > Align pay with performance
Target Pay Mix for Fiscal 2022
Consistent with our goals of aligning pay with performance and with the interests of our shareholders, more than 80% of fiscal 2022 total target direct compensation is at risk (either performance-based or time-based). Total target direct compensation is the sum of base salary, the target annual cash incentive award and the target value of performance share units, stock options and restricted stock units granted as part of our annual cycle of equity-based awards to executive officers.
CEO and Other Named Executive Officer (“NEO”) Fiscal 2022 Total Target Direct Compensation Mix
* The Other NEO Average includes the average of named executive officers Ms. Turner and Messrs. Stackley and Zoiss, who were our named executive officers as of December 30, 2022 that received 2022 annual cycle awards. Percentages may not total 100% due to rounding.
Overview of Compensation Decisions for Fiscal 2022*
	Base Salary Level	Annual Cash Incentive Payout	Target Value of Annual Cycle Awards (Equity-Based)
Mr. Kubasik	$1,500,000	$2,625,000 87.5% of target	$11,500,000
Ms. Turner	$750,000	$675,000 90.0% of target	$2,500,000
Mr. Rambeau**	$725,000	$112,000 76.0% of target**	n/a
Mr. Stackley	$685,000	$560,000 81.8% of target	$2,500,000
Mr. Zoiss	$685,000	$570,000 83.2% of target	$2,200,000
* Includes only named executive officers who were executive officers as of December 30, 2022.
** Mr. Rambeau’s Annual Cash Incentive Payout is based on a pro-rated salary for Fiscal 2022. Mr. Rambeau joined L3Harris subsequent to the grant of Annual Cycle Awards for fiscal 2022.
06   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board unanimously recommends voting FOR election of its 12 nominees for director
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With a diverse mix of backgrounds, skills and experience and a track record of ability, integrity and judgment, as well as a deep and unique understanding of our business and the challenges and opportunities faced by L3Harris, our Board is well positioned to discharge its responsibilities.

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Nominees collectively have broad and diverse leadership experience and many other qualifications, skills and attributes that our Board views as valuable to L3Harris.

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Healthy balance of shorter and longer tenures among nominees, all of whom are independent, except Mr. Kubasik, our Chair of the Board (“Chair”) and Chief Executive Officer (“CEO”).

Our entire Board is elected annually by our shareholders. Our Board currently consists of 15 directors, 12 of whom are standing for election at the 2023 Annual Meeting. Each director holds office until the Annual Meeting of Shareholders for the year in which that director’s term expires, and until that director’s successor is elected and qualified, except in the case of death, resignation, retirement or removal from office. Vacancies may be filled by a majority of the remaining directors.
CRITERIA FOR BOARD MEMBERSHIP
GENERAL CRITERIA
Under our Corporate Governance Guidelines, our Board selects director nominees based on the recommendation of our Nominating and Governance Committee and the following criteria:

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Personal qualities and character, including demonstrated ability and sound judgment;

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Accomplishments and reputation in the business community or in the individual’s profession, as well as professional integrity, educational background, business experience and other related experience;

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Willingness to objectively appraise management performance;

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Current knowledge and contacts in the markets in which we do business and in our industry or other relevant industries, giving due consideration to potential conflicts of interest;

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Ability and willingness to commit adequate time to Board and committee matters, including attendance at Board, committee and annual shareholder meetings; and the number of other boards of which the individual nominee is a member;

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Diversity of viewpoints, background, experience and personal characteristics, including age, gender and racial or ethnic minority status; and

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Compatibility of the individual’s experience, qualifications, attributes or skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of L3Harris and the interests of our shareholders.

L3HARRIS 2023 PROXY STATEMENT   07

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR NOMINATION PROCESS

Incumbent Nominees
Our Nominating and Governance Committee’s process for considering, reviewing and evaluating incumbent directors as potential nominees for re-election typically is as follows:
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Prior to each annual meeting of shareholders, each current director separately discusses the director’s participation on our Board and its committees and other relevant matters with our Board Chair and Lead Independent Director.

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Each current director also is requested to discuss any concerns or issues regarding continued membership on our Board with the Chair of our Nominating and Governance Committee.

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In addition, our Nominating and Governance Committee reviews each current director’s experience, qualifications, attributes, skills, tenure, contributions, outside commitment levels and other directorships, meeting attendance record, any changes in employment status and other information it deems helpful in considering and evaluating the director for nomination.

Consideration of Diversity
Our Board values diversity as a factor in selecting nominees to serve on our Board. Although we have no specific policy on diversity, our Nominating and Governance Committee considers our Board membership criteria when selecting a pool of nominees, including diversity of viewpoints, background, experience and personal characteristics, including age, gender and racial and ethnic minority status. However, nomination of a candidate is not based solely on these factors. This process has been successful as we do have a very diverse board.
Six of our 12 (50%) directors who are standing for election at the 2023 Annual Meeting are diverse.
DIRECTOR NOMINATION PROCESS
Our Board is responsible for approving nominees to stand for election as directors.

Our Nominating and Governance Committee:
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identifies and evaluates individuals it determines are qualified to join our Board;

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considers properly submitted shareholder recommendations;

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provides the Board with nominee recommendations; and

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may hire search firms to help identify candidates when appropriate.

Search Firm Assistance. Our Nominating and Governance Committee retained a third-party search firm to assist in identifying and/or evaluating potential nominees, and our recently elected independent directors, Joanna L. Geraghty, Christina L. Zamarro and Edward A. Rice, Jr. were identified and/or evaluated using this process.
Shareholder Recommendations. Our Board has a long-standing policy to consider director nominees recommended by shareholders. If you would like to recommend a candidate to serve on our Board, you may do so using the process described on page 89. Our Secretary will forward properly submitted shareholder recommendations to the Chair of our Nominating and Governance Committee, and the Committee will evaluate and consider such recommendations in the same manner in which it evaluates other proposed nominees.
Nominations Through “Proxy Access.” Our By-Laws allow an individual eligible shareholder, or a group of no more than 20 eligible shareholders, to nominate, and to include in our proxy materials, candidates for election to our Board if certain requirements are met, including:
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The shareholder or group must have owned 3% or more of the outstanding shares of our common stock continuously for at least three years.

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The maximum number of proxy access nominees is the greater of two or 20% of our Board (rounded down to the nearest whole number), which may be reduced in the case of duplicative nominees or nominees who are not eligible or able to serve.

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The shareholder(s) and the nominee(s) must satisfy additional eligibility and procedural requirements as described in Article II, Section 11 of our By-Laws, including that all nominees and nominating shareholder(s) provide certain information, representations, consents and agreements to us and update such materials as necessary to remain true and correct, or at any time within 10 business days, upon our request. A proxy access nomination notice must be delivered to us within a prescribed time period in advance of our Annual Meeting of Shareholders (see page 89 for the specific timeframe that applies to nominations for our 2024 Annual Meeting of Shareholders).

08   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE INFORMATION

BOARD REFRESHMENT
Recent Changes to our Board

Directors who have joined the Board since the 2022 Annual Meeting:	Directors who have left the Board since the 2022 Annual Meeting:	Directors who will be retiring at the 2023 Annual Meeting:
+3	−1	−3
Joanna L. Geraghty (elected on May 9, 2022) Christina L. Zamarro (elected on July 21, 2022) Edward A. Rice, Jr. (elected on February 23, 2023)	William M. Brown (Mr. Brown retired from L3Harris and from his position as Executive Chair on June 29, 2022, as contemplated by the Merger Agreement)
Thomas A. Corcoran,
Lewis Kramer and Lloyd W. Newton have all reached age 75 and, in accordance with our retirement policy, will not stand for election at the 2023 Annual Meeting (although they will continue to serve until then).

Refreshment Policies
Our Restated Certificate of Incorporation, as amended, provides that our Board will consist of not less than 8 or more than 15 directors, the exact number of directors to be determined from time to time by our Board. Our Board is committed to adding new members with compatible skill sets and fresh perspectives. Inclusive of retirements following the 2023 Annual Meeting, four directors will have left our Board and four will have been added as part of our Board’s refreshment efforts since December 2021. Under our retirement policy, directors who reach age 75 may not stand for re-election, but may serve out the remainder of their terms. This policy, which was suspended for three years following the Merger with respect to directors designated pursuant to the Merger-related provisions of our Restated Certificate of Incorporation and our By-Laws, is once again in effect for all board members.
We do not impose term limits for directors. However, a director who experiences a significant change in employment status, including retirement from the director’s principal position, must offer to resign. Our Board then determines whether such director’s continued service is still in the best interests of L3Harris and our shareholders, free from conflicts of interest and otherwise appropriate.
Tenure of Nominees
NOMINEE INFORMATION
Based on the recommendation of our Nominating and Governance Committee, our Board has nominated all 12 of our directors not set to retire for a one-year term expiring at the 2024 Annual Meeting of Shareholders:

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Christopher E. Kubasik, Chair and CEO; and

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11 independent directors (Sallie B. Bailey, Peter W. Chiarelli, Thomas A. Dattilo, Roger B. Fradin, Joanna L. Geraghty, Harry B. Harris, Jr., Lewis Hay III, Rita S. Lane, Robert B. Millard, Edward A. Rice, Jr. and Christina L. Zamarro).

Nominee Skills and Attributes
Our Board believes that our 12 nominees are well positioned to discharge our Board’s responsibilities. Not only do they represent a diverse mix of backgrounds, skills, experience and personal characteristics and a track record of ability, integrity and judgment, together, they also possess a deep and unique understanding of our business and the challenges and opportunities faced by L3Harris.
L3HARRIS 2023 PROXY STATEMENT   09

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE BIOGRAPHIES

Nominee Core Skills And Background Matrix
The following chart summarizes the core skills and attributes that our Board believes make our 12 nominees well positioned to discharge their responsibilities as members of our Board. Each indicator in a nominee’s column represents a core competency of that nominee, and nominees may also possess other attributes in the matrix that are not marked. Additional information about each nominee’s background, skills and experience is set forth in each nominee’s biography beginning on page 10.
Nominee Skills and Background	Bailey	Chiarelli	Dattilo	Fradin	Geraghty	Harris	Hay	Kubasik	Lane	Millard	Rice	Zamarro
CEO/General Manager Experience			■	■	■		■	■		■
Aerospace and Defense		■		■	■	■		■			■
Military/Government		■				■			■		■
Finance/Accounting	■		■	■			■	■		■		■
International/Global Operations	■	■	■	■		■		■	■	■	■	■
Technology	■	■		■	■	■			■	■	■
Manufacturing/Supply Chain/Quality			■	■	■		■	■	■			■
Strategy	■	■	■	■	■		■	■		■		■
M&A/Post-Merger Integration	■		■	■	■		■	■		■		■
Public Company Board	■		■	■			■	■	■	■
Nominee Biographies
Each director nominee has consented to stand for election. If any nominee becomes unavailable for election, which we do not currently anticipate, proxies instructing a vote for that nominee may be voted for a substitute nominee selected by our Board or, alternatively, our Board may determine to leave the vacancy temporarily unfilled or reduce the number of directors in accordance with our By-Laws.
No nominee is related to any other nominee or to any executive officer of L3Harris or its subsidiaries, by blood, marriage or adoption.
Sallie B. Bailey	Age: 63 Director since 2018 Independent Director	Committees > Audit (Chair) > Finance
Qualifications, Skills and
Attributes Valuable to L3Harris
>
Knowledge of corporate finance, capital raising, strategic planning, banking relationships, operations, complex information technology and other systems, enterprise risk management and investor relations

>
Knowledge of and experience with complex financial and accounting functions and internal controls

>
Knowledge of complex financial, operational, management and strategic issues faced by a large global company

>
Public company board and corporate governance experience

Position, Principal Occupation and Professional Experience
>
Executive Vice President and Chief Financial Officer of Louisiana-Pacific Corporation (2011 – 2018)

>
Vice President and Chief Financial Officer of Ferro Corporation (2007 – 2010)

>
11-year career at The Timken Company in various senior management positions of increasing responsibility (1995 – 2006), lastly as Senior Vice President, Finance and Controller

>
Previously with Tenneco Inc. in various finance organization roles (1988 – 1995), lastly as Assistant Treasurer

>
Previously with Deloitte and Touche LLP as an audit supervisor

Other Current/Recent Public Company Directorships
>
NVR, Inc. (since 2020)

>
The AZEK Company Inc. (since 2020)

>
General Cable Corporation (2013 – 2018)

10   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE BIOGRAPHIES

Peter W. Chiarelli	Age: 72 Director since 2012 Independent Director	Committees > Audit > Innovation and Cyber (Chair)
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of and expertise in complexities of both U.S. and international militaries, defense communities and defense industries

>
Extensive background in military operations and national security

>
Experience addressing complex operational and strategic issues, managing significant operating budgets and handling legislative and public affairs

Position, Principal Occupation and Professional Experience
>
Chief Executive Officer, 1560 LLC, a company engaged in public policy and electoral research and analysis (2018 – 2019)

>
Chief Executive Officer of One Mind, a non-profit organization bringing together healthcare providers, researchers and academics to cure brain disorders (April 2012 – Jan. 2018)

>
General, U.S. Army (Retired), retired in March 2012 after nearly 40 years of service with U.S. Army, commanding troops at all levels from platoon to Multi-National Corps and holding various senior officer positions, including:

■
Vice Chief of Staff  (Army’s second highest-ranking officer), with responsibility for oversight of day-to-day operations and for leading budget planning and execution and efforts to modernize equipment, procedures and formations

■
Senior Military Assistant, Secretary of Defense

■
Commander of Multi-National Corps — Iraq

■
Division Commander, Fort Hood, Texas and Baghdad, Iraq

■
U.S. Army Chief of Operations, Training and Mobilization

■
Executive Officer, Supreme Allied Commander, Europe

Thomas A. Dattilo	Age: 71 Director since 2001 Independent Director	Committees > Compensation > Nominating and Governance
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex operational, management, financial, strategic and governance issues faced by a large global public company

>
Knowledge of and expertise related to global supply chain and distribution, lean manufacturing and related initiatives, international operations, human resources and talent management, accounting and internal controls and investor relations

>
Experience and knowledge related to strategic planning, capital raising, mergers and acquisitions and economic analysis

>
Public company board, governance and executive compensation experience

Position, Principal Occupation and Professional Experience
>
Advisor to various private investment firms (currently)

>
Chairman and Senior Advisor to Portfolio Group, a privately held provider of outsourced financial services to automobile dealerships specializing in aftermarket extended warranty and vehicle service contract programs (Jan. 2013 – June 2016)

>
Senior Advisor for Cerberus Operations and Advisory Company, LLC, a unit of Cerberus Capital Management, a private investment firm (2007 – 2009)

>
Chairman, President and Chief Executive Officer of Cooper Tire & Rubber Company (“Cooper”), which specializes in design, manufacture and sale of passenger car and truck tires (2000 – 2006)

>
President and Chief Operating Officer of Cooper (1999 – 2000)

>
Previously held senior positions with Dana Corporation, including President of its sealing products group

Other Current/Recent Public Company Directorships
>
Canoo Inc. (since 2020)

>
Solera Holdings, Inc. (2013 – 2016)

L3HARRIS 2023 PROXY STATEMENT   11

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE BIOGRAPHIES

Roger B. Fradin	Age: 69 Director since 2016 Independent Director	Committees > Finance (Chair) > Innovation and Cyber
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex strategic, operational, financial, management and governance issues faced by a large public company

>
Knowledge of domestic and international operations, business development, strategic planning, product development and marketing, technology innovation, corporate finance, mergers and acquisitions, human resources and talent management, accounting and internal controls

>
Entrepreneurial background, with experience in driving growth for business and entering new markets, both organically and through acquisitions

>
Knowledge of and experience in capital markets and finance matters

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
Chairman of Resideo Technologies, Inc., a residential comfort, thermal and security solutions provider (since 2018)

>
Consultant (since 2020) and Operating Executive (Feb. 2017 – 2020) for The Carlyle Group, a global alternative asset manager

>
Chief Executive Officer of Juniper Industrial Holdings, Inc., a special purpose acquisition company focused on industrial and aerospace acquisitions (2019 – 2020)

>
17-year career in senior positions with Honeywell International Inc., a diversified technology and manufacturing company (2000 – 2017), including:

■
Vice Chairman (2014 – 2017)

■
President and Chief Executive Officer, Automation and Controls business unit (2004 – 2014)

■
President and Chief Executive Officer, Security and Fire Solutions
business unit

Other Current/Recent Public Company Directorships
>
Janus International Group, Inc. (formerly Juniper Industrial Holdings, Inc.) (since 2019)

>
Resideo Technologies, Inc. (since 2018)

>
Vertiv Holdings Co (formerly GS Acquisition Holdings Corp (since 2018)

>
Chairman of Juniper II Corp. (2021 – 2022)

>
Pitney Bowes Inc. (2012 – 2019)

>
MSC Industrial Direct Co., Inc. (1998 – 2019)

Joanna L. Geraghty	Age: 50 Director since May 2022 Independent Director	Committees > Audit
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex strategic, operational, financial, management and regulatory issues faced by a large public company

>
Knowledge of and expertise related to strategic planning, technology innovation, mergers and acquisitions, talent management, sales and marketing

>
Knowledge of and expertise related to human resources, safety and compliance, security, ESG initiatives and legal issues

>
Knowledge of the aerospace industry and experience leading a complex organization

Position, Principal Occupation and Professional Experience
>
President and Chief Operating Officer of JetBlue Airways Corporation (“JetBlue”) (since 2018)

>
Previously held roles as Executive Vice President of Customer Experience, Executive Vice President and Chief People Officer, Vice President and Associate General Counsel and Director, Regulatory Affairs of JetBlue (2005 – 2018)

>
Previously a partner at Holland & Knight LLP (2001 – 2005)

12   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE BIOGRAPHIES

Harry B. Harris, Jr.	Age: 66 Director since 2021 Independent Director	Committees > Innovation and Cyber
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of and expertise in complexities of both U.S. and international militaries, defense communities and defense industries

>
Extensive background in military operations and national security

>
Extensive international policy and business experience, including as U.S. Ambassador to the Republic of Korea

>
Experience addressing complex operational and strategic issues, managing significant operating budgets and handling legislative and public affairs

Position, Principal Occupation and Professional Experience
>
U.S. Ambassador to the Republic of Korea (2018 – 2021)

>
Admiral, U.S. Navy (Retired), retired in 2018 after 40 years of military service, holding various senior officer positions and commanding the:

■
U.S. Pacific Command (USPACOM)

■
U.S. Pacific Fleet

■
U.S. 6th Fleet

■
NATO Striking and Support Forces

■
Deputy Chief of Naval Operations for Communications Networks

■
Joint Task Force Guantanamo, Cuba

■
Patrol and Reconnaissance Wing 1

Lewis Hay III	Age: 67 Director since 2002 Independent Director	Committees > Compensation (Chair) > Nominating and Governance
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex strategic, operational, management, regulatory, financial and governance issues faced by a large public company

>
Knowledge of and expertise related to strategic planning, capital raising, financial planning, enterprise risk management, accounting and internal controls, mergers and acquisitions, investor relations and renewable energy and other environmental matters

>
Public company board, governance, audit, finance and compensation experience

Position, Principal Occupation and Professional Experience
>
Operating Advisor for Clayton, Dubilier & Rice, LLC, a private equity investment firm (since 2014)

>
14-year career in senior positions with NextEra Energy, Inc. (formerly FPL Group, Inc.) (“NextEra”), one of the nation’s leading electricity-related services companies and the largest renewable energy generator in North America (1999 – 2013), including:

■
Chief Executive Officer of NextEra (2001 – 2012)

■
Chairman of NextEra (2002 – 2013)

Other Current/Recent Public Company Directorships
>
Elevance Health, Inc. (formerly Anthem, Inc.) (since 2013)

>
Capital One Financial Corporation (2003 – 2019)

L3HARRIS 2023 PROXY STATEMENT   13

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE BIOGRAPHIES

Christopher E. Kubasik	Age: 61 Director since 2019 (2018 including L3 service) Employee Director (not independent)	Committees > None
Qualifications, Skills and Attributes Valuable to L3Harris
>
Current role as our Chair and Chief Executive Officer, former roles as Vice Chair and as President and Chief Operating Officer and his leadership and management skills

>
Knowledge and experience with complex strategic, operational, management and financial issues faced by a large aerospace and defense company with international operations

>
Knowledge and experience with complex financial and accounting functions and internal controls, mergers and acquisitions, human resources and talent development

>
Broad experience in aerospace, defense and technology industries and with business development and the government procurement process, as well as deep knowledge of Department of Defense customers

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
Chair and Chief Executive Officer of L3Harris Technologies, Inc. (since June 29, 2022)

>
Vice Chair and Chief Executive Officer of L3Harris Technologies, Inc. (June 29, 2021 – June 29, 2022)

>
Vice Chair, President and Chief Operating Officer of L3Harris Technologies, Inc. (June 29, 2019 – June 29, 2021)

>
Chairman, Chief Executive Officer and President of L3 Technologies, Inc. (2018 – June 28, 2019)

>
President and Chief Operating Officer of L3 Technologies, Inc. (2015 – 2017)

>
13-year career in various senior executive positions with Lockheed Martin Corporation, a global aerospace, defense, security and advanced technologies company, including 3 years as Vice Chairman, President and Chief Operating Officer

>
17-year career with Ernst & Young LLP, where he was named partner in 1996

Other Current/Recent Public Company Directorships
>
Spirit AeroSystems Holdings, Inc. (2013 – 2016)

Rita S. Lane	Age: 60 Director since 2019 (2018 including L3 service) Independent Director	Committees > Compensation > Finance
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of and expertise related to global hardware operations and supply chain and distribution, manufacturing, sales and marketing and complex information technology and related systems

>
Knowledge of and expertise related to strategic planning, technology innovation and research and development

>
Knowledge of complex management, financial and operational issues faced by large global companies

>
Public company board and governance experience

Position, Principal Occupation and Professional Experience
>
Vice President, Operations of Apple Inc., where she oversaw the launch of the iPad® and manufacturing of the Mac® Desktop & Accessories product lines (2008 – 2014)

>
Senior Vice President, Integrated Supply Chain and Chief Procurement Officer of Motorola Solutions, Inc. (2006 – 2008)

>
14-year career with International Business Machines Corporation serving within the Systems & Personal Computer division and as Vice President, Integrated Supply Chain

>
Served for 5 years in the U.S. Air Force, ultimately as a Captain

Other Current/Recent Public Company Directorships
>
Amphenol Corporation (since 2020)

>
Signify N.V. (since 2016)

>
Sanmina Corporation (2016 –  March 2023)

14   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE BIOGRAPHIES

Robert B. Millard	Age: 72 Director since 2019 (1997 including L3 service) Lead Independent Director	Committees > Innovation and Cyber > Nominating and Governance
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of and expertise related to corporate finance, capital raising, financial planning, accounting, mergers and acquisitions and economic analysis

>
Experience and knowledge related to strategic planning, product development, technology innovation and talent management

>
Public company board, governance and executive compensation experience

Position, Principal Occupation and Professional Experience
>
Chairman of the Massachusetts Institute of Technology Corporation (2014 – 2020; now Chairman Emeritus)

>
Held various positions in business, including:

■
Chairman of Realm Partners L.L.C. (2009 – 2014)

■
Managing Director at Lehman Brothers and its predecessors (1976 – 2008)

Other Current/Recent Public Company Directorships
>
Evercore Inc. (since 2012)

Edward A. Rice, Jr.	Age: 66 Director since February 2023 Independent Director	Committees > None
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of and expertise in complexities of U.S. and international military operations, engineering and aeronautics international relations and defense industries

>
Extensive background in military leadership, aviation and national security

>
Experience addressing complex operational and strategic issues, managing significant operating budgets and handling legislative and public affairs

Position, Principal Occupation and Professional Experience
>
Independent Consultant, Ed Rice Consulting (since 2014)

>
General, U.S. Air Force (Retired), retired in October 2013 after 35 years of service with U.S. Air Force, commanding troops at all levels and holding various senior officer positions, including:

■
General and Commander, Air Education and Training Command

■
Lieutenant General and Commander, U.S. Forces Japan, and Commander, 5th Air Force

■
Major General and Vice Commander, Pacific Air Forces

■
Major General and Commander, 13th Air Force and Commander, Kenney Headquarters

■
Major General and Commander, 13th Air Force and Director, Air, Space and Information Operations

L3HARRIS 2023 PROXY STATEMENT   15

PROPOSAL 1: ELECTION OF DIRECTORS VOTING STANDARD FOR DIRECTORS

Christina L. Zamarro	Age: 51 Director since July 2022 Independent Director	Committees > Audit
Qualifications, Skills and Attributes Valuable to L3Harris
>
Knowledge of complex strategic, operational, financial and management issues faced by a large global public company

>
Knowledge of and expertise related to corporate finance, mergers and acquisitions and post-merger integration, enterprise risk management and investor relations

>
Knowledge of financial and accounting functions and internal controls

>
Experience and knowledge related to capital markets, banking relationships and economic analysis

Position, Principal Occupation and Professional Experience
>
Executive Vice President, Chief Financial Officer at The Goodyear Tire & Rubber Company (“Goodyear”) (since Jan. 1, 2023)

>
Vice President, Finance and Treasurer of Goodyear (May 2020 – Dec. 2022)

>
Vice President, Corporate Financial Planning, Analysis and Investor Relations of Goodyear (2018 – Apr. 2020)

>
Previously held roles as Vice President, Investor Relations, Assistant Treasurer, Capital Markets and Risk Management, Director, International Finance and Strategy and Senior Manager, Finance and Strategy of Goodyear (2007 – 2018)

>
Previously held finance positions at Ford Motor Company

VOTING STANDARD FOR DIRECTORS
Under our By-Laws and Corporate Governance Guidelines, a majority voting standard applies to the uncontested election of directors at the 2023 Annual Meeting. This means that, to be elected, a nominee must receive more “For” votes than “Against” votes. (Abstentions and any broker non-votes will have no effect because only votes cast “For” or “Against” a nominee are counted.)
Any incumbent nominee who does not receive more “For” votes than “Against” votes must offer to tender a resignation promptly after certification of the vote, and our Nominating and Governance Committee will then recommend to our Board whether or not to accept it. Our Board must reach a decision and take action by 90 days after certification of the vote (however, if accepting a resignation would cause us to fail to comply with the New York Stock Exchange (“NYSE”) independence or other legal requirements, our Board would take action as soon as practicable). Our Board will also promptly disclose its decision and the reasons behind it.
If our Board does not accept the resignation, the incumbent nominee will continue to serve as a director until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified, or until the individual’s prior death, resignation, retirement or removal from office. If our Board accepts the resignation, then a majority of our Board, in its discretion, may either fill the resulting vacancy or choose not to fill the vacancy and instead decrease the size of our Board.
16   L3HARRIS 2023 PROXY STATEMENT

CORPORATE GOVERNANCE

We have long been focused on and committed to responsible and effective corporate governance in order to enhance the creation of sustainable, long-term shareholder value and to be accountable and responsive to our shareholders.
In support of those goals, we have Corporate Governance Guidelines that trace their history back to 1960. The Guidelines address a broad set of issues that our Board believes are integral to sound governance practices, including director independence, succession planning and policies limiting transactions in our stock by directors and officers. See page 26 for more details.
This Corporate Governance section describes how Board leadership is structured, our Board’s oversight responsibilities, our committee structure and Board policies and practices that reflect our commitment to sound corporate governance.
BOARD LEADERSHIP STRUCTURE
Our Board annually reviews its leadership structure to help ensure effective guidance to, and oversight of, management.
Our Board’s leadership is currently structured as follows:

>
a combined position of Chair and CEO;

>
a Lead Independent Director with well-defined duties that support our Board’s oversight responsibilities;

>
a robust committee structure comprised solely of independent directors; and

>
engaged independent Board members who participate in the agenda-setting process for our Board and committee meetings, conduct candid and constructive discussions and deliberations, have access to management and hold regularly scheduled executive sessions.

Our Board believes that this structure provides for effective independent board leadership and oversight. It provides the appropriate balance between an empowered Lead Independent Director with well-defined responsibilities and a Chair and CEO with responsibilities for day-to-day management, Board leadership and setting long-term strategy.
Each aspect of our Board’s leadership is discussed below.
Chair and CEO Roles
Our Board elects a Chair from among the directors and also may appoint a Vice Chair. Our Board combines or separates the positions of Chair and CEO based on what the independent directors of the Board believes best serves the needs of L3Harris and our shareholders at any particular time.
While it is committed to strong corporate governance and appropriate independent oversight of management, our Board believes it would be fundamentally wrong to permanently and inflexibly separate or combine the positions of Chair and CEO. Such a policy, in the Board’s view, would remove its ability to choose the leadership structure that it views as best for L3Harris and our shareholders at a given time based on its unique knowledge of the challenges and opportunities faced by L3Harris.
In light of current facts and circumstances, the independent directors of the Board believe it is best to keep the Chair and CEO roles combined at this time. The Merger Agreement provided that there would be a transition from Mr. Brown to Mr. Kubasik of the CEO role on the second anniversary of the Merger (June 29, 2021) and of the Executive Chair role by the third anniversary of the Merger (June 29, 2022), at which point the CEO and Chair positions were re-combined.
L3HARRIS 2023 PROXY STATEMENT   17

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE

Lead Independent Director Role
When our Chair is not an independent director, our independent directors (by affirmative majority vote) designate one independent Board member to serve as Lead Independent Director. Service as Lead Independent Director is generally for a one-year term commencing on the date of our Annual Meeting of Shareholders.
Currently, our Lead Independent Director is Mr. Millard, who has served in this role since June 29, 2019, with the Board since re-designating him for this role on an annual basis.
Lead Independent Director Responsibilities
The responsibilities and authority of our Lead Independent Director include:

>
Presiding at all meetings of our Board at which our Chair is not present, including executive sessions of our independent directors;

>
Serving as liaison between our Chair and our independent directors;

>
Approving, in consultation with our Chair, the information sent to our Board and the meeting agendas for our Board;

>
Approving, in consultation with our Chair, our Board meeting schedules to assure sufficient time for discussion of all agenda items;

>
Calling meetings of our independent directors;

>
Facilitating discussion among the independent directors on key issues and concerns outside of full meetings of our Board;

>
Being available for consultation and direct communication with major shareholders, if requested, consistent with our policies regarding shareholder communications;

>
Providing timely feedback from executive sessions of our independent directors to our CEO or other members of senior management;

>
Playing a key role in the annual CEO evaluation process, together with the Chair of our Compensation Committee (or the Chair of our Nominating and Governance Committee if the same individual is serving as Lead Independent Director and Chair of our Compensation Committee);

>
Playing a key role in our Board’s annual self-evaluation process and related matters, together with the Chair of our Nominating and Governance Committee (or the Chair of our Compensation Committee if the same individual is serving as Lead Independent Director and Chair of our Nominating and Governance Committee);

>
Guiding and playing a key role in the CEO succession planning process; and

>
Other responsibilities and authority as our Board may determine from time to time.

The designation of a Lead Independent Director is not intended to inhibit communications among our directors or between our directors and our Chair.
Executive Sessions of Independent Directors
Our Corporate Governance Guidelines require that at least two-thirds of the directors on our Board be independent directors. The agenda for each regularly scheduled Board meeting includes an executive (private) session of independent directors, chaired by our Lead Independent Director. The agenda for each regularly scheduled standing committee meeting (other than quarterly earnings review meetings of our Audit Committee) likewise includes an executive session of independent directors. See page 26 for a discussion of our independence standards for directors.
An important part of the executive sessions of independent directors of our Board and its standing committees is the discussion of results from the annual self-evaluations undertaken by our Board and its standing committees, which are described below.
Self-Evaluations by our Board and Committees
Our Board and its standing committees undertake annual self-evaluations designed to foster continuous improvement in performance and effectiveness. Our Nominating and Governance Committee facilitates our Board’s annual self-evaluation. Our directors are asked to consider areas such as our Board’s role, relations with management and Board composition and meetings, and committee members are asked to consider areas such as the committee’s role and the responsibilities articulated in its charter, its composition and its operation. Self-evaluations may be undertaken utilizing written questionnaires, facilitated discussions or other means, as determined by our Board or the applicable committee. Review and discussion of the self-evaluation process and results occurs in an executive session of our Board or the applicable committee.
18   L3HARRIS 2023 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE

Board Committees
Our Board currently has five standing committees to assist in discharging its responsibilities: Audit, Compensation, Finance, Innovation and Cyber and Nominating and Governance.
Each committee regularly reports its activities and actions to our full Board, generally at the next Board meeting following the committee meeting. Our Board has adopted a written charter for each standing committee. The charters of our Audit Committee, Compensation Committee and Nominating and Governance Committee comply with the NYSE corporate governance requirements. There are no NYSE requirements with respect to our Finance Committee charter or Innovation and Cyber Committee charter.
Copies of all standing committee charters and our Corporate Governance Guidelines are available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance and also are available to shareholders upon written request to our Secretary at L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919.
Each standing committee’s principal functions are summarized below. You can find a more detailed description of purposes and responsibilities in each committee charter (and in our Corporate Governance Guidelines, in the case of our Nominating and
Governance Committee).
Audit Committee Chair Sallie B. Bailey	Other Members Peter W. Chiarelli Thomas A. Corcoran* Joanna L. Geraghty	Lewis Kramer* Christina L. Zamarro * until April 21, 2023
Key responsibilities
>
Assisting our Board in overseeing, among other things: the quality and integrity of our financial statements; our compliance with relevant legal and regulatory requirements; our internal control over financial reporting; our independent registered public accounting firm’s qualifications and independence; the performance of our internal audit function; and our independent registered public accounting firm and audit and assurance processes for climate-related required reporting.

>
Directly appointing, compensating, retaining, terminating and overseeing the work of our independent registered public accounting firm.

>
Pre-approving all audit services, internal control-related services and non-audit services to be provided by our independent registered public accounting firm.

>
Reviewing and discussing with our independent registered public accounting firm, our internal audit department and our management any major issues regarding accounting principles and financial statement presentations, the effect of regulatory and accounting initiatives or actions, as well as off-balance sheet structures, on our financial statements and any major issues concerning the adequacy of our internal controls or special steps adopted in light of any material control deficiencies.
>
Discussing the Company’s enterprise risk management process and other guidelines and policies governing management’s risk assessment process.

>
Reviewing and discussing our investor letters, the types of financial information and earnings guidance we provide and the types of presentations made by us to analysts and rating agencies.

>
Reviewing and discussing quarterly and year-end operating results with our independent registered public accounting firm, our internal audit department and our management; reviewing our interim financial statements prior to their inclusion in our Form 10-Q filings; and recommending to our Board the inclusion of our annual financial statements in our Annual Reports on Form 10-K.

>
Reviewing and discussing disclosures and reporting related to environmental, social and governance matters.

Our Board has determined in its business judgment that each member of our Audit Committee:
>
is independent within the meaning of NYSE listing standards applicable to Audit Committee members, applicable laws and rules and our Director Independence Standards; and

>
satisfies the “financial literacy” requirements of NYSE listing standards and has “accounting or related financial management expertise.”

Our Board also has determined that Ms. Bailey, Mr. Kramer and Ms. Zamarro satisfy the “audit committee financial expert” criteria, as that term is defined by Securities and Exchange Commission (“SEC”) rules.
L3HARRIS 2023 PROXY STATEMENT   19

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE

Compensation Committee Chair Lewis Hay III	Other Members Thomas A. Dattilo Lewis Kramer* Rita S. Lane	* until April 21, 2023
Key responsibilities
>
Reviewing policies, programs and strategies for management training, talent development, recruitment, retention and succession plans, and recommending to our Board individuals for election as officers, including executive officers.

>
Overseeing and reviewing our overall compensation philosophy, objectives, elements, policies and practices related to compensation, establishing the compensation and benefits of our executive officers and administering our equity-based compensation plans.

>
Reviewing and evaluating the relationship between our financial performance and the compensation of executive officers, including benchmarking.

>
Reviewing and approving corporate goals relevant to the compensation of our CEO, evaluating our CEO’s performance against those goals and, together with all independent directors of our Board, determining and approving annual salary, cash and equity incentives and other executive benefits for our CEO based on this evaluation.

>
Reviewing and approving the annual salary, cash and equity incentives and other benefits for our other executive officers and considering the results of advisory votes for say on pay.

>
Reviewing and approving employment, separation, severance and change in control agreements and plans and terms and any special arrangements in the event of termination of employment, death or retirement of executive officers.

>
Determining stock ownership guidelines for our CEO, executive officers and other corporate officers and overseeing compliance with such guidelines.

>
Overseeing regulatory compliance with applicable executive compensation laws, rules and regulations and with NYSE listing standards regarding shareholder approval of equity compensation plans.

>
Reviewing, in consultation with our Nominating and Governance Committee, responses to shareholder proposals regarding matters falling within the responsibilities and duties of our Compensation Committee.

>
Reviewing management’s assessment of the effect on our business of risks from our compensation policies and practices and periodically discussing such matters with management.

>
Reviewing our diversity, equity (including pay equity) and inclusion efforts.

>
Reviewing and discussing the “Compensation Discussion and Analysis” section of our proxy statement with management and making a recommendation to our Board on the inclusion of such section in our proxy statement.

>
Retaining and terminating independent executive compensation consultants, including approving such consultants’ fees and other retention terms.

>
Creating and revising any compensation “clawback” policy required by law or otherwise adopted by the Company.

Our Board has determined in its business judgment that each member of our Compensation Committee is independent within the meaning of the NYSE listing standards applicable to Compensation Committee members, applicable laws and rules and our Director Independence Standards.
Our Compensation Committee has delegated to our Chair and CEO the authority to grant equity awards to employees who are not executive officers, subject to an annual maximum number of shares underlying the awards that may be granted, and annually reviews these awards.
For additional information regarding the role of our Compensation Committee and our executive compensation process and procedures, including the role of executive officers and compensation consultants in recommending the amount or form of executive compensation, see the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 33.
20   L3HARRIS 2023 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE

Finance Committee Chair Roger B. Fradin	Other Members Sallie B. Bailey Thomas A. Corcoran* Rita S. Lane	* until April 21, 2023
Key responsibilities
>
Periodically reviewing our financial position, capital structure, working capital, capital transactions, equity investments, debt ratings and other matters relating to our financial condition.

>
Reviewing our dividend policy, capital asset plan and share repurchase policy and making recommendations to our Board relating to such policies.

>
Overseeing the financial and investment policies and objectives applicable to our material benefit plans.

Our Board has determined in its business judgment that each member of our Finance Committee is independent within the meaning of the NYSE listing standards and our Director Independence Standards.
Innovation and Cyber Committee Chair Peter W. Chiarelli	Other Members Roger B. Fradin Harry B. Harris, Jr. Robert B. Millard	Lloyd W. Newton* * until April 21, 2023
Key responsibilities
>
Overseeing our innovation and technology strategy, with a focus on leveraging technology to drive increased orders, sales and profitability and further our overall business strategy.

>
Overseeing cyber risks and related matters that may affect efforts by the Company and management to monitor and mitigate those risks.

>
Overseeing our business activities that involve matters that are designated as classified for purposes of national security by an agency of the United States Government.

>
Reviewing our progress against innovation and technology program objectives, including new product development.

>
Reviewing potentially disruptive trends or external market conditions or other risks, gaps or opportunities in innovation and technology.

Our Board has determined in its business judgement that each member of our Innovation and Cyber Committee is independent within the meaning of the NYSE listing standards and our Director Independence Standards. All of the members of our Innovation and Cyber Committee currently possess security clearance credentials.
L3HARRIS 2023 PROXY STATEMENT   21

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE

Nominating and Governance Committee Chair Lloyd W. Newton*	Other Members Thomas A. Dattilo Lewis Hay III Robert B. Millard	* until April 21, 2023
Key responsibilities
>
Identifying and recommending qualified individuals for election or re-election to our Board and filling vacancies on our Board, and periodically planning for Board refreshment and succession, including for key Board leadership positions.

>
Adopting policies and procedures for considering director candidates recommended by our shareholders.

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Developing, reviewing and recommending to our Board our Corporate Governance Guidelines and monitoring trends and evolving practices in corporate governance.

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Periodically assessing the adequacy of our corporate governance framework, including our Restated Certificate of Incorporation and By-Laws, and recommending changes to our Board for approval, as appropriate.

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Developing, reviewing and recommending to our Board director compensation and benefit plans.

>
Reviewing, and making recommendations to our Board concerning, the structure, size, diversity, composition and operation of our Board and its committees, including recommending committee assignments.

>
Developing, reviewing and recommending to our Board the meeting schedule for our Board and its committees, in consultation with our Lead Independent Director and each committee chair.

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Reviewing, and approving or ratifying, related person transactions in accordance with relevant policies.

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Reviewing and making recommendations to our Board regarding shareholder proposals and a process for shareholder communications with our Board.

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Facilitating our Board’s annual self-evaluation of its performance and effectiveness.

>
Retaining and terminating independent director compensation consultants, including approving such consultants’ fees and other retention terms.

>
Assisting our Board in overseeing our ethics and business conduct program consistent with sound, ethical business practices and legal requirements.

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Assisting our Board in overseeing our environmental, health and safety programs and charitable, civic, educational and philanthropic activities.

>
Reviewing and taking appropriate action concerning strategic issues and trends relating to corporate citizenship and responsibility, including social and political trends, political advocacy and public policy issues that may have an impact on our operations, financial performance or public image.

>
Reviewing, monitoring and evaluating ESG strategies, initiatives, policies and risks related to corporate governance ratings and disclosures, shareholder engagement, Board and committee oversight responsibilities and other ESG focus areas.

Our Board has determined in its business judgement that each member of our Nominating and Governance Committee is independent within the meaning of the NYSE listing standards and our Director Independence Standards.
For additional information on the role of our Nominating and Governance Committee and our director compensation process, including the role of compensation consultants relating to director compensation, see the “Director Compensation and Benefits” section of this proxy statement beginning on page 28.
22   L3HARRIS 2023 PROXY STATEMENT

CORPORATE GOVERNANCE OUR BOARD'S ROLE AND RESPONSIBILITIES

OUR BOARD’S ROLE AND RESPONSIBILITIES

Our Board is responsible for overseeing the management of our business, property and affairs, and is focused on the creation of sustainable, long-term value for our shareholders. In addition to participating in Board and committee meetings held at our corporate headquarters or other offices or locations and reviewing relevant materials, Board members inform themselves about our business through discussions with our CEO and our other executives, and by visiting our facilities.
Our Board and Board committees’ major responsibilities include:

>
overseeing the management of our business;

>
reviewing and approving our long-term strategy, our key strategic and financial objectives and operating plans and other strategic actions;

>
understanding and periodically reviewing material risks, including through our enterprise risk management process;

>
establishing and maintaining an effective governance structure, including appropriate board composition;

>
planning for board succession and appointing directors to fill Board vacancies between annual meetings of shareholders;

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selecting our CEO, electing our corporate officers, evaluating the performance of our CEO and other executive officers, planning for CEO succession and reviewing management’s succession planning for other executive officers;

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determining CEO compensation, and overseeing compensation of other executive officers;

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overseeing our ethics and compliance programs and periodically assessing our culture;

>
overseeing our systems of control which promote accurate and timely reporting of financial information to shareholders, and our processes for maintaining the integrity of our financial statements and other public disclosures; and

>
overseeing our environmental, health and safety programs, and monitoring and taking appropriate action regarding strategic issues and trends relating to environmental matters and corporate citizenship and responsibility.

Strategy Oversight
Our Board plays an active role in overseeing the formulation and implementation of our overall business strategy. As part of our annual strategic planning process, toward the end of each fiscal year, our senior leadership team and other executives present to our Board Company-wide and business unit annual operating plans and three-year strategic plans for the upcoming fiscal year(s). Our Board thoroughly reviews and provides substantive insight and guidance on these plans and, after further review sessions, approves them. Our Board then receives regular updates throughout the year on the progress, challenges and risks with respect to execution of the plans.
Our Board also routinely receives updates on and discusses topics of strategic importance to us, such as technology, cybersecurity, enterprise risk management and merger, acquisition and portfolio shaping opportunities. Our Board holds executive sessions solely for independent directors at each regularly scheduled Board meeting to discuss strategic matters and other significant business developments.
Risk Oversight
In fulfilling its responsibility to oversee the management of our business and other enterprise risks, our Board has approved an enterprise risk management (“ERM”) process administered by management, as described below. The Board considers risks and related mitigation, whether risks are identified through the ERM process or raised in the context of matters on which management reports to our Board or one of its committees.
ENTERPRISE RISK MANAGEMENT PROCESS
Our ERM process, among other things, is designed to identify material risks across L3Harris with input from each business segment and function. This process has been reviewed by our Board and is the subject of oversight and regular review by our Audit Committee. However, the responsibility for the day-to-day management of risk lies with our management, which continually monitors the material risks facing L3Harris, including strategic, financial, operational and legal and compliance risks. Under our ERM process, which is coordinated through a cross-functional management committee, various material business risks are regularly identified, assessed and prioritized. The top risks to L3Harris, which are reflected in an enterprise risk “heat map,” and any mitigation plans associated with those risks, are reported to our Board. In addition, our management ERM committee regularly provides reports to our senior executives to ensure dissemination of information about identified risks to management and throughout L3Harris. We also manage risk through numerous controls and processes embedded in our operations, which are reviewed from time to time with our Board and/or its relevant committees.
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CORPORATE GOVERNANCE OUR BOARD'S ROLE AND RESPONSIBILITIES

ALLOCATION OF RISK OVERSIGHT RESPONSIBILITIES
Our Board also considers risks that are raised in the context of various matters that management may bring to the attention of our Board or one of its committees. This activity is carried out through the full board and its committees based on the nature of the risks being considered, as shown below:
24   L3HARRIS 2023 PROXY STATEMENT

CORPORATE GOVERNANCE OUR BOARD'S ROLE AND RESPONSIBILITIES

Management Succession Planning
Our Board dedicates at least one meeting each year to a comprehensive review of our management succession strategy and our leadership pipeline for key roles, including the CEO, based on our long-term strategy. The Compensation Committee facilitates this review session, at which the Board:
>
considers and assesses key leadership talent throughout our Company;

>
reviews our talent strategy for critical positions, including roles for which it may be necessary to consider external candidates; and

>
reviews and updates our contingency plans in the event the CEO or another executive officer becomes unable to serve for any reason, including death or disability.

In addition, management conducts periodic talent reviews of all of our business segments and corporate functional areas, including discussion of succession plans for key positions and identification and development of top talent for future leadership roles. These reviews inform and support our Board’s review session.
Our Board also receives regular updates on key talent indicators for our overall workforce, including employee engagement, attrition, diversity, equity and inclusion, recruiting and development programs and our broader human capital management strategy, and has regular opportunities to observe key leaders and high-potential talent through presentations, meetings and other events.
Ethics, Compliance and Sustainability Oversight
Our Board has responsibility for overseeing our ethics and compliance programs and our activities related to corporate citizenship, responsibility and sustainability. This oversight is carried out largely through our Board’s Nominating and Governance Committee, which assists our Board in overseeing our ethics and business conduct program, our environmental, health and safety programs, our political advocacy and our charitable, civic, educational and philanthropic activities, and also monitors and takes appropriate action regarding strategic issues and trends relating to environmental, social and governance efforts and corporate citizenship and responsibility that could affect our operations, financial performance or public image. For additional details on the role of our Nominating and Governance Committee, see page 22.
CODE OF CONDUCT
All L3Harris employees, officers and directors are required to abide by our Code of Conduct to help ensure that we consistently conduct our business in an ethical and legal manner. Our Code of Conduct is an important component of a comprehensive ethics and compliance program that includes compliance with all laws and corporate policies and procedures, an open relationship among employees that contributes to good business conduct and an abiding belief that we should conduct all business dealings in an honest and ethical manner.
Our Nominating and Governance Committee assists our Board in fulfilling its oversight responsibility as to our compliance with the goals and objectives in our Code of Conduct by reviewing and taking action regarding compliance processes, standards and controls and reviewing results of relevant audits and investigations. Our Code of Conduct covers a broad range of topics, including:
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Promoting diversity, inclusion and respect in the workplace

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Health and safety

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Privacy of personally identifiable information

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Avoiding conflicts of interest

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Working with governments

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Commitment to quality

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Bribery, corruption and kickbacks

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Business courtesies

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Fair competition

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Exports, imports and trade compliance

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Confidential information and intellectual property

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Material non-public information and insider trading

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Communicating L3Harris information

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Social media

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Business records and record management

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Protecting L3Harris and customer assets

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Political activities and lobbying

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Human rights

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Corporate responsibility

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Avoiding harassment and preventing discrimination

Employees are required to report any conduct they believe in good faith to be a violation of our Code of Conduct or policies. Our Code of Conduct is posted on our website at www.l3harris.com/company/environmental-social-and-governance and also is available by written request to our Corporate Ethics Office, L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919. Any amendment to, or waiver from, our Code of Conduct that is required to be disclosed to shareholders will be posted on our website within four business days following such amendment or waiver.
L3HARRIS 2023 PROXY STATEMENT   25

CORPORATE GOVERNANCE BOARD POLICIES AND PROCESSES

SUSTAINABILITY — ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS
We have a strong commitment to creating a more sustainable future for our society, which we have demonstrated by establishing our values of integrity, excellence and respect. It is on this foundation we established and continue to advance our comprehensive ESG program that includes a focused strategy and detailed metrics for how we plan to hold ourselves accountable.
We also are committed to serving all of our stakeholders  —  employees, shareholders, customers, suppliers and community partners, among others. As a technology innovator, we strive to deliver solutions that solve some of our customer’s most mission-critical challenges, while at the same time seeking to address ESG-related issues, including reducing our environmental impact.
The advancement of our ESG program has earned L3Harris a rating among the top five percent of aerospace and defense companies worldwide, as determined by Sustainalytics, with 2022 marking three consecutive years of improvement and progress toward achieving our 2026 sustainability goals.
For more information about L3Harris’ ESG program and related efforts, refer to the L3Harris Sustainability Report 2022, which will be published soon after the date of this proxy statement on the ESG section of our website at https://www.l3harris.com/
company/environmental-social-and-governance, but is not incorporated by reference into this proxy statement.
BOARD POLICIES AND PROCESSES
Our Corporate Governance Guidelines
Our Corporate Governance Guidelines address a broad set of issues that our Board believes are integral to sound governance practices:
>
Board composition

>
Director independence

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Selection of Chair

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Designation and responsibilities of Lead Independent Director

>
Selection of Board nominees

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Board membership criteria

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Majority voting for directors

>
Director retirement policy

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Other directorships (overboarding)

>
Director compensation

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Stock ownership guidelines

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Prohibitions on hedging

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Prohibition on margin accounts and pledging transactions

>
Meeting schedules and agenda

>
Executive sessions of independent directors

>
Access to management

>
Board committees and membership

>
Board and director responsibilities

>
Director orientation and continuing education

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CEO performance evaluation and compensation

>
Succession planning

>
Board and committee self-evaluations

Our Board reviews our Corporate Governance Guidelines at least annually, updating them from time to time as regulatory requirements change and governance practices evolve. Our Nominating and Governance Committee is responsible for overseeing our Corporate Governance Guidelines and for reporting and making recommendations to our Board concerning corporate governance matters.
A copy of our Corporate Governance Guidelines is available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance.
Director Independence Standards
Our Board periodically assesses the independence of our directors and examines the nature and extent of any relationships between the Company and our directors, their families and their affiliates. Our Board is guided in this assessment by our Director Independence Standards, available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance.
A director is considered independent if our Board affirmatively determines that the director does not have any direct or indirect material relationship with L3Harris that could impair the director’s independence from management and the Company. When assessing the materiality of a director’s relationship with the Company, our Board considers the issue both from the standpoint of the director and the standpoint of persons or organizations with which the director is affiliated. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
Pursuant to our Corporate Governance Guidelines, our Board undertook a review of director independence in February 2023, which included a review of the responses of each director to questions regarding the individual’s relationships, as well as discussions with each director. Based on the NYSE listing standards and our Director Independence Standards, our Board has
26   L3HARRIS 2023 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD POLICIES AND PROCESSES

affirmatively determined in its business judgment that each director, with the exception of Mr. Kubasik, our Chair and CEO, is independent and has no direct or indirect material relationship with L3Harris, other than as a director, that impairs the director’s independence.
Stock Ownership Guidelines for Non-Employee Directors
To further align the interests of our non-employee directors with L3Harris shareholders, our Board has adopted stock ownership guidelines for our non-employee directors. Non-employee directors are expected to:
>
own L3Harris stock or stock equivalent units with a minimum value equal to five times the annual cash retainer for service as a member of our Board; and

>
meet these levels within five years after election or appointment to our Board (or five years from the closing of the Merger, in the case of non-employee directors designated by Harris or L3 in connection with the Merger).

Related Person Transactions
Our Board has adopted a written policy and procedures for the review, approval and ratification of transactions among L3Harris and our directors, executive officers, nominees for director and their related interests. The policy supplements the conflicts of interest policies set forth in our Code of Conduct and our other internal policies and procedures. Under this policy, our Nominating and Governance Committee reviews all related person transactions, and may approve or ratify a related person transaction if, in its business judgment, it determines that the transaction is in, or is not inconsistent with, the best interests of L3Harris and our shareholders. This may include situations where we obtain products or services of a nature, quantity or quality, or on terms that are not readily available from alternative sources, or where we provide to related persons products or services on an arm’s-length basis on terms comparable to those that apply to unrelated third parties or employees generally. Any director who participates in or is the subject of an existing or potential related person transaction may not participate in the review, consideration or approval of the related person transaction.
Under the policy and consistent with SEC rules, a related person transaction is any transaction, arrangement or relationship in which L3Harris was, is or will be a participant, where the amount involved exceeds $120,000 and in which a related person had, has or will have a direct or indirect material interest. A related person includes any of our directors, executive officers, nominees for director, any person known to be the beneficial owner of more than 5% of any class of our common stock, an immediate family member of any person described above and any entity with respect to which any person described above is an employee, is a partner or principal or serves in a similar position, or has 10% or greater beneficial ownership interest.
Each director, nominee and executive officer must annually complete a questionnaire to identify the individual’s related interests and persons, and must endeavor to promptly notify us of changes to that information. Before entering into a potential related person transaction, the related person or involved business area of L3Harris must notify our Secretary of the facts and circumstances of the potential transaction, and if the Secretary determines that it would be a related person transaction, it will be submitted to the Nominating and Governance Committee for review and consideration. A related person transaction entered into without the Nominating and Governance Committee’s prior approval will not violate this policy or be unenforceable, as long as the transaction is brought to the committee’s attention promptly after it is entered into or after it becomes apparent that the transaction is covered by this policy, and it is ratified by the committee.
Based on holdings reported on Schedule 13G/A and Schedule 13G filed with the SEC by BlackRock, Inc. and T. Rowe Price Associates, Inc., respectively, each beneficially owned more than 5% of our common stock as of February 3, 2023 and February 14, 2023, respectively. BlackRock, Inc. and certain of its affiliates provided asset management services in fiscal 2022 for certain of our defined contribution and defined benefit plans, for which participants paid or will pay approximately $2.2 million and we paid or will pay approximately $0.8 million. T. Rowe Price Associates, Inc. and certain of its affiliates provided asset management services in fiscal 2022 for certain of our defined contribution and defined benefit plans, for which participants paid or will pay approximately $4.4 million and we paid or will pay approximately $0.1 million.
The agreements with each of BlackRock, Inc. and T. Rowe Price Associates, Inc. were negotiated on an arm’s-length basis, and the ownership of our common stock plays no role in the business relations between us and BlackRock, Inc. and T. Rowe Price Associates, Inc. In addition, we believe that the agreements represent standard terms and conditions for asset management services. In accordance with our then-existing related person transaction policy, the Harris Governance and Corporate Responsibility Committee reviewed, ratified and approved the agreements entered into by Harris with BlackRock, Inc. and T. Rowe Price Associates, Inc.
DIRECTOR ONBOARDING AND EDUCATION
When new directors join our Board, they are provided with background material on L3Harris, its strategy, its business plans, its financial position, its legal affairs and its risk profile. They also meet with senior management and visit some of our key facilities.
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CORPORATE GOVERNANCE DIRECTOR COMPENSATION AND BENEFITS

Our directors are expected to keep up with issues affecting L3Harris and the industry in which we operate, and on developments that may affect their general responsibility as directors. Our Board and the Nominating and Governance Committee are also expected to periodically review our Board’s policies and procedures regarding director orientation, and to recommend, as needed, continuing education programs for board members or committee members.
MEETING ATTENDANCE
In fiscal 2022, our Board of Directors held 8 meetings, and its committees held a total of 25 meetings, and the average attendance of directors at those meetings is shown in the table below.
FISCAL 2022 BOARD AND COMMITTEE MEETINGS AND ATTENDANCE
Board or Committee	Number of Meetings Held	Average Meeting Attendance
Board of Directors	8	100%
Audit Committee	8	98%
Compensation Committee	5	100%
Finance Committee	2	100%
Innovation and Cyber Committee	4	100%
Nominating and Governance Committee	6	100%
We typically schedule a Board meeting in conjunction with our Annual Meeting of Shareholders. Absent unavoidable conflict, all Board members are expected to attend the Annual Meeting of Shareholders. All of our Board members then serving attended our 2022 Annual Meeting of Shareholders.
Communicating With Our Board of Directors
GENERAL COMMUNICATIONS
To communicate with an L3Harris Board member, a selected group of Board members, or the full Board:
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send an e-mail to corporate.secretary@l3harris.com (specifying which Board member(s) you would like to reach), or

>
write to the Board member(s) c/o Secretary, L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919.

Our Secretary will review your communication and, if it is related to the duties and responsibilities of our Board and its committees, will forward it to the appropriate recipient(s), who will then determine whether it should be shared with other Board members.
However, our Board has instructed our Secretary not to forward communications that the Secretary deems unduly hostile, threatening, illegal or similarly inappropriate (such as surveys, spam, junk mail, resumes, service or product inquiries or complaints, solicitations or advertisements). Our Secretary will periodically provide our Board a summary of all communications (other than surveys, spam, etc.) that were not forwarded to the intended recipient(s), and make them available to any director upon request.
ACCOUNTING, INTERNAL CONTROL, AUDITING AND OTHER MATTERS
Our Audit Committee has established procedures for the handling of complaints and concerns received by L3Harris regarding accounting, internal accounting controls or auditing matters, financial reporting or disclosure matters, and other matters relating to actual, alleged or potential violations of any law, rule or regulation relating to securities or fraud against shareholders. Upon receipt of a complaint or concern, a determination will be made as to whether it pertains to any of these matters, and if so, it will be handled in accordance with these procedures. A copy of the procedures is available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance.
DIRECTOR COMPENSATION AND BENEFITS
Our Board compensation program is intended to attract and retain directors with demonstrated ability, integrity, judgment and experience to fulfill their responsibility to oversee management and to develop and oversee the implementation of strategies aimed at creating sustainable, long-term value for our shareholders. The program also is intended to recognize the time commitments and potential liability associated with serving on the board of a public company.
Our independent directors are not permitted to receive, directly or indirectly, any consulting, advisory or other compensatory fees from us, and we do not compensate any employee director separately for service as a director. Directors do not receive additional fees for meeting attendance.
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CORPORATE GOVERNANCE DIRECTOR COMPENSATION AND BENEFITS

The form and amount of director compensation is annually reviewed and assessed by our Nominating and Governance Committee. The committee reviews compensation comparison peer group data and broad survey data concerning director compensation practices, levels and trends for companies comparable to us in revenue, businesses and complexity, as supplied by independent compensation consultants. If the committee believes any changes to director compensation are warranted, it makes recommendations for the Board to consider.
Our Board compensation program is described below.
Cash and Equity-Based Retainers for Non-Employee Directors
	Board member	Lead Independent Director	Audit Committee Chair	Other Committee Chair
Annual Retainer	$140,000 cash $170,000 equity-based (in the form of director share units)	$50,000 cash	$30,000 cash	$20,000 cash
Cash compensation: Each cash retainer is payable on a quarterly basis in arrears and is pro-rated if a director does not serve for the entire quarter.
Equity-based compensation. Each year at our Annual Meeting of Shareholders, non-employee directors receive a grant of director share units under our 2015 Equity Incentive Plan (or any successor equity compensation plan adopted by L3Harris). The number of shares granted is calculated by dividing the applicable dollar amount shown in the table above by the fair market value of one share of L3Harris common stock on the grant date (rounded down to the nearest whole share). Generally, these director share units fully vest on the one-year anniversary of the grant date, subject to the director’s continued service and the particular terms and conditions of the grant, and upon vesting, are paid in shares of L3Harris common stock (subject to deferral, as described below). If a non-employee director joins the Board after an Annual Meeting of Shareholders, the award is pro-rated based on the portion of the year for which the director serves.
Deferred Compensation Plan for Non-Employee Directors
On June 29, 2019, our Board adopted the L3Harris Technologies, Inc. 2019 Non-Employee Director Deferred Compensation Plan, an unfunded, non-qualified deferred compensation plan for the benefit of our non-employee directors, which became effective December 31, 2019.
Under this plan, each non-employee director of L3Harris may elect in advance to defer all or a portion of cash retainer fees to be earned, and of director share units to be granted, in the next calendar year or in subsequent years (special rules govern the timing of deferral elections by new non-employee directors who join our Board after a calendar year has commenced).
Any cash retainer deferred by a director will be credited as deferred units to the director’s account as of the date the retainer would have otherwise been paid. Each deferred unit is equivalent in value to one share of L3Harris common stock, and the number of units credited will be equal to the cash amount deferred as of such date, divided by the fair market value of L3Harris common stock on such date. Any director share unit award deferred by a director will be credited as deferred units to the director’s account on the date on which the director share units vest.
Each deferred unit is credited with dividend equivalents equal to dividends paid on L3Harris common stock, which are deemed reinvested in additional deferred units on the dividend payment date. Deferred units will be appropriately adjusted if there is a change in the value of L3Harris common stock due to a transaction or event such as a merger, consolidation, combination, stock dividend or stock split.
Payment will be made in shares of L3Harris common stock equal to the number of deferred units credited to the director’s account, including any fractional deferred units. A director may elect to receive deferred amounts either in a lump sum, or in up to 10 annual installments, with either the lump sum payment or first installment paid within 90 days after the individual’s resignation or retirement. Beneficiaries receive a lump sum death benefit in the event of the former director’s death. Upon a change in control (as defined in our 2015 Equity Incentive Plan), and to the extent permitted by Federal tax laws, each non-employee director (or former non-employee director) will receive a cash lump sum equal to the number of deferred units credited to the individual’s account on the date of the change in control, multiplied by the fair market value of one share of L3Harris common stock on such date. If payment following a change in control is not permitted by Federal tax laws, then payment will be made as if a change in control had not occurred.
Reimbursement, Insurance and Charitable Gift Matching
We pay or reimburse each non-employee director for travel and out-of-pocket costs and expenses incurred in connection with attending Board and committee meetings, other meetings on our behalf, and director education programs. On occasion, spouses or guests are invited to accompany directors to Board-related events and we cover their travel and related expenses.
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CORPORATE GOVERNANCE DIRECTOR COMPENSATION AND BENEFITS

We also provide each non-employee director with accidental death and dismemberment insurance of up to $200,000 and business travel insurance of up to an additional $200,000 in the event that the individual is involved in an accident while traveling on business relating to our affairs, and we pay the premiums for such insurance. The premiums for coverage during fiscal 2022 for all non-employee directors collectively amounted to less than $1,056. We also provide liability insurance coverage and indemnity for all of our directors and officers.
Non-employee directors may participate in our charitable gift matching program, under which our foundation matches contributions to eligible educational institutions and tax-exempt organizations up to an annual maximum of  $10,000 per director.
FISCAL 2022 COMPENSATION OF NON-EMPLOYEE DIRECTORS TABLE
The following table shows compensation paid to each of our non-employee directors for fiscal 2022. We currently do not have a non-equity incentive plan or pension plan for directors.
Non-Employee Director*	Fees Earned or Paid in Cash $(1)	Stock Awards $(2)	All Other Compensation $(3)	Total $
Sallie B. Bailey	$160,666	$169,798	$5,000	$335,464
Peter W. Chiarelli	$160,000	$169,798	$0	$329,798
Thomas A. Corcoran	$140,000	$169,798	$0	$309,798
Thomas A. Dattilo	$140,000	$169,798	$10,000	$319,798
Roger B. Fradin	$160,000	$169,798	$0	$329,798
Joanna L. Geraghty**	$175,484	$162,523	$10,000	$348,007
Harry B. Harris, Jr.	$140,000	$230,675	$5,000	$375,675
Lewis Hay III	$160,000	$169,798	$0	$329,798
Lewis Kramer	$149,333	$169,798	$0	$314,131
Rita S. Lane	$140,000	$169,798	$10,000	$319,798
Robert B. Millard	$190,000	$169,798	$10,000	$369,798
Lloyd W. Newton	$160,000	$169,798	$10,000	$339,798
Christina L. Zamarro***	$66,236	$128,453	$0	$194,689

*
Mr. Rice is not included in this table because he joined our Board in fiscal 2023.

**
Ms. Geraghty was elected to our Board on May 9, 2022.

***
Ms. Zamarro was elected to our Board on July 21, 2022.

(1)
Reflects total cash compensation earned in fiscal 2022 for Board, committee, committee chair and Lead Independent Director retainers. For Ms. Geraghty, also includes $85,162 for services rendered as an observer on the Board in fiscal 2022 prior to her election as a director on May 9, 2022.

(2)
Reflects the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation  —  Stock Compensation (“ASC 718”) with respect to director share units awarded in fiscal 2022.

Under ASC 718, the fair value of the director share unit awards was determined as of the grant date or grant dates using the closing market price of L3Harris common stock on the grant date. These amounts reflect our accounting for these awards and do not necessarily correspond to the actual values that may be realized by directors.
For Mr. Harris, stock awards include a pro-rata grant of 290 director share units made in February 2022 for service prior to the 2022 Annual Meeting.
As of December 30, 2022, each of our non-employee directors had approximately 695 unvested director share units (including accrued reinvested dividend equivalents), other than Mr. Harris and Mses. Geraghty and Zamarro, who had 991, 683 and 538, respectively. As of December 30, 2022, Mr. Millard also had approximately 4,100 , Mr. Chiarelli had 64 and Messrs. Hay and Newton and Ms. Lane each had approximately 1,723 deferred units accumulated in the individual’s account, as applicable, under the L3Harris Technologies, Inc. 2019 Non-Employee Director Deferred Compensation Plan from deferrals of cash compensation and director share units, including additional deferred units credited as a result of dividend equivalents earned.
(3)
As noted above, our non-employee directors were eligible to participate in our foundation’s charitable gift matching program up to an annual maximum of  $10,000 per director, and the amounts shown reflect charitable gift matching payments made during fiscal 2022.

30   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 2:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Our Board unanimously recommends voting FOR approval of the compensation of our named executive officers as disclosed in this proxy statement.
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Executive compensation decisions were made by independent members of our Board and our Compensation Committee.

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Executive compensation for fiscal 2022 reflected pay-for-performance alignment with our current operating environment and results.

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Executive compensation program helped attract talented, experienced executives to drive future results.

As at past Annual Meetings and as required by Federal securities law, we are asking our shareholders to vote, on a non-binding, advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement. The list of named executive officers appears on pages 33 and 34. We encourage you, before voting, to review this entire proxy statement, and particularly the Compensation Discussion and Analysis section on pages 33-55, the Compensation Tables section on pages 57-78 and the Potential Payments Upon Termination or a Change in Control section on pages 67-74.
The overall objective of our executive compensation program is to encourage and reward the creation of sustainable, long-term shareholder value. Our guiding principles, shown on page 36 and summarized below, provide a framework for our executive compensation program to meet this objective. Specifically, our program is designed to:
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Directly align the interests of our executives with those of our shareholders.

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Provide competitive compensation and benefits to attract, motivate and retain executives that drive our desired business results.

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Ensure that a significant portion of compensation is at-risk and based on Company and personal performance so as to motivate achievement of our financial goals and strategic objectives.

>
Align an executive’s realized pay with the individual’s performance through above-target compensation for above-target performance and below-target compensation for below-target performance.

We believe that our executive compensation program helped to incentivize our executives to achieve our fiscal 2022 financial results despite the dynamic operating environment with supply chain-related issues, labor mobility and inflation impacting our results. Payouts on our at-risk compensation aligned with our short-term and long-term incentive compensation plan goals and the interests of our shareholders. Additionally, we believe that our competitive compensation and benefits have attracted talented, experienced executives to our team to drive our future results and execution. In future years, we will continue to work to attract, appropriately reward and retain executives to grow and advance our Trusted Disruptor strategy.
Please note that your vote on this proposal is not intended to address any specific element of compensation; rather, it relates to the overall compensation of our named executive officers as disclosed in this proxy statement under SEC rules. Also, the vote is advisory, which means that the results are not binding on us. However, our Board and our Compensation Committee, which are responsible for designing and administering our executive officer compensation program, value the opinions expressed by our shareholders and will consider the voting results when making future decisions regarding compensation for our named executive officers.
Shareholders will be voting on the following resolution:
“RESOLVED, that the shareholders of L3Harris Technologies, Inc. hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed in the L3Harris Technologies, Inc. proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2022 Summary Compensation Table and other related tables and accompanying footnotes and narratives.”
We currently hold our advisory vote to approve the compensation of our named executive officers (“Say-on-Pay vote”) annually. Shareholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years (including this year), and after this year the next advisory vote on the frequency of the Say-on-Pay vote will be at our 2029 Annual Meeting of Shareholders.
L3HARRIS 2023 PROXY STATEMENT   31

PROPOSAL 3:
ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION
Our Board unanimously recommends voting EVERY YEAR to approve the compensation of our named executive officers.
>
An advisory Say-on-Pay vote every year enables our shareholders to provide regular input on our executive compensation philosophy, policies and practices and the continuing focus of our executive compensation program on driving sustainable, long-term shareholder value.

In accordance with Federal securities law, we are providing our shareholders with the opportunity to vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve the compensation of our named executive officers (similar to the non-binding, advisory vote in Proposal 2 of this proxy statement). Shareholders may vote for one of the following frequencies: every year, every two years or every three years, or may abstain from voting on this proposal.
The last time a vote was held on the frequency of future Say-on-Pay votes — which was at our 2017 Annual Meeting of Shareholders — our shareholders strongly supported a frequency of  “every year” as recommended by our Board. As a result, our Board decided to continue to hold Say-on-Pay votes every year. Consistent with the desire for our shareholders to provide regular input on our executive compensation philosophy, our Board recommends that shareholders vote for approval, on a non-binding, advisory basis, of  “EVERY YEAR” as the frequency of future advisory votes to approve the compensation of our named executive officers.
The vote on this proposal is advisory, and the result of the vote on this proposal is not binding on us, our Board or its committees. However, our Board and our Compensation Committee, which are responsible for designing and administering our executive officer compensation program, value the opinions expressed by our shareholders and will consider the voting results when determining the frequency of future advisory votes to approve the compensation of our named executive officers.
32   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION
DISCUSSION
AND ANALYSIS
This Compensation Discussion and Analysis is intended to help shareholders understand our overall executive compensation program, objectives, framework and elements. It also discusses and analyzes the basis for the compensation paid to our fiscal 2022 named executive officers:
CURRENT NAMED EXECUTIVE OFFICERS

Christopher E. Kubasik Chair and Chief Executive Officer	Michelle L. Turner Senior Vice President and Chief Financial Officer	Jonathan P. Rambeau President, Integrated Mission Systems

Sean J. Stackley Senior Vice President, Strategy, Growth & Technology (formerly President, Integrated Mission Systems)	Edward J. Zoiss President, Space and Airborne Systems
L3HARRIS 2023 PROXY STATEMENT   33

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
Former Named Executive Officers
William M. Brown Former Executive Chair	Jesus Malave, Jr. Former Senior Vice President and Chief Financial Officer
On June 29, 2022, following the third anniversary of the Merger, Mr. Brown retired from his position with L3Harris and his role as Executive Chair of the Board in accordance with the Merger Agreement and his employment agreement. Mr. Kubasik concurrently assumed the position of Chair of the Board.
Mr. Malave resigned from L3Harris on January 21, 2022. As the former Chief Financial Officer, his inclusion in this Compensation Discussion and Analysis is required by SEC rules. Mr. Malave’s departure was voluntary and, as such, he was not entitled to participate in the fiscal 2022 cash incentive programs. In connection with his departure, Mr. Malave forfeited his participation in the fiscal 2021 cash incentive program and all outstanding vested options and unvested equity awards, including options, performance share unit awards and restricted stock unit awards.
EXECUTIVE SUMMARY
Fiscal 2022 Performance
Business Environment
L3Harris Technologies is a Trusted Disruptor for the global aerospace and defense industry. With customers’ mission-critical needs always in mind, our 46,000 employees deliver end-to-end technology solutions connecting the space, air, land, sea and cyber domains.
During fiscal 2022, the macroeconomic environment continued to cause significant disruptions and adverse effects on the U.S. and global economies, with impacts to supply chains, labor mobility and inflation. L3Harris was impacted by these factors, although our businesses experienced improvements throughout the year, including improved electronic component availability and supplier predictability. We have continued to implement mitigation strategies to minimize the future impacts of these challenges, including working closely with our second and third tier suppliers to improve demand management and resilience in our supply chain, employing efforts to attract, develop and retain our skilled workforce and accounting for inflation uncertainty within the terms of future contracts. Despite the dynamic operating environment, demand for our products remains strong, as we reported a funded book-to-bill of 1.08x for fiscal 2022 while expanding funded backlog by 5%.
Operational Performance and Financial Results
During fiscal 2022, we progressed on growing and expanding our portfolio. On January 3, 2023, we closed the acquisition of the Tactical Data Link product line for approximately $2 billion, providing access to the Link 16 network and positioning us to make the installed base of terminals more resilient and relevant, consistent with Joint All-Domain Command and Control (“JADC2”) modernization efforts. Additionally, we announced a definitive agreement to acquire Aerojet Rocketdyne for $4.7 billion to gain access to new markets in missiles and missile defense as well as space exploration. These unique assets are intended to strengthen our trusted position as an industry leading merchant supplier, providing rapid and innovative solutions to customers, and create long term value for our shareholders.
Advancing our Trusted Disruptor strategy to provide customers innovative and alternative solutions, we won key awards in fiscal 2022 including:
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a prime award for the Space Development Agency to develop and integrate multiple end-to-end satellite systems for Tranche 1 of the National Defense Space Architecture Tracking layer;

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a prime award for the U.S Special Operation Command’s Armed Overwatch, including delivery of up to 75 manned, fixed wing aircraft;

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a prime award to sustain the U.S. Army’s Common Data Link, providing secure data sharing across domains to the U.S. Army; and

>
a prime award for the U.S. Navy’s production and sustainment of the Cooperative Engagement Capability system that will form the backbone of the Navy’s JADC2 architecture.

We reported full year operating cash flow of $2.2 billion in fiscal 2022, and consistent with our shareholder-friendly capital deployment priority, we paid $864 million in dividends and made share repurchases totaling $1.1 billion. Over the long term, we remain committed to balanced capital allocation, between capital returns, portfolio optimization and debt repayments.
34   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY

KEY FULL FISCAL YEAR 2022 RESULTS VS. FULL FISCAL YEAR 2021 RESULTS
(in millions, except per share amounts)	Fiscal 2022 ($)	Fiscal 2021 ($)
Revenue	$17,062	$17,814
Net income	$1,061	$1,842
Adjusted EBIT*	$3,181	$3,403
Operating cash flow	$2,158	$2,687
Adjusted free cash flow*	$2,029	$2,746
Cash used to repurchase shares of our common stock	$1,083	$3,675
Annualized cash dividend rate per share**	$4.48	$4.08

*
See Appendix A for reconciliations of GAAP to non-GAAP financial measures.

**
In February 2023, our Board increased our quarterly cash dividend rate from $1.12 per share to $1.14 per share, for an annualized cash dividend rate of $4.56 per share.

Our results came in below our target on corporate performance measures used in our cash incentive compensation determinations for fiscal 2022, which is reflected in our performance-based compensation to our named executive officers for fiscal 2022.
L3Harris delivered flat 1-year TSR results that were strong relative to companies in the Standard & Poor's 500 (“S&P 500”) and solid 5-year cumulative TSR results relative to companies in the S&P 500 and to the median of our compensation comparison peer group, as shown below:
TSR Results at End of Fiscal 2022
Shareholder Engagement on Executive Compensation
“SAY-ON-PAY” RESULTS AND ENGAGEMENT ON COMPENSATION MATTERS
At our 2022 Annual Meeting of Shareholders, approximately 93% of the shares voted on the Say-on-Pay proposal were in support of our fiscal 2021 executive compensation and related disclosures, and over 90% of the shares voted in support of our executive compensation and related disclosures in each of our past three Say-on-Pay advisory votes. Our Compensation Committee viewed those voting results as evidence of broad shareholder support for our executive compensation program and policies, and consequently made no material changes to them.
As part of our shareholder outreach, we seek shareholder views and input on our executive compensation program. During fiscal 2022, we regularly engaged with large shareholders representing approximately 25% of our outstanding shares. Input received from our large shareholders also influenced our determinations to (i) adjust the weighting of financial performance measures under our annual cash incentive compensation plan to provide equal weighting to revenue and EBIT measures and (ii) to reduce the relative TSR payout adjustment. We remain committed to disciplined, shareholder-friendly capital allocation and to provide additional information and insight regarding our portfolio of programs and capabilities. Our Board and Compensation Committee will continue to consider input from shareholders — including through Say-on-Pay advisory votes — in making compensation decisions and reviewing executive compensation-related programs and policies.
L3HARRIS 2023 PROXY STATEMENT   35

COMPENSATION DISCUSSION AND ANALYSIS Our Executive Compensation Philosophy and Key Practices

Our Executive Compensation Philosophy
and Key Practices
The overall objective of our executive compensation program is to encourage and reward the creation of sustainable, long-term shareholder value. Our guiding principles provide a framework for our executive compensation program to meet this objective.
Guiding Principles for Executive Compensation

Align with Shareholders’ Interests
We believe an executive’s interests are directly aligned with our shareholders’ interests when our compensation programs appropriately balance short-and long-term financial performance, create a “pay for profitable growth” environment, are impacted by our stock price performance and require meaningful ownership of our stock.

Be Competitive at Target Performance Level
We believe an executive’s total compensation should be competitive at the target performance level to motivate performance and to attract, retain, develop and reward executives who possess the abilities and skills to build long-term shareholder value.

Motivate Achievement of Financial Goals and Strategic Objectives
We believe an effective way to incentivize an executive to create long-term shareholder value is to make a significant portion of overall compensation dependent on the achievement of our short- and long-term financial goals and strategic objectives and on the value of our stock.

Align Realized Pay with Performance
We believe that above-target performance should be appropriately rewarded, and there should be downside risk of below-target compensation if we do not achieve our financial goals and strategic objectives.

Although compensation levels differ among our named executive officers based on competitive factors and their varying roles, responsibilities and performance, there are no material differences in the manner in which total target direct compensation is determined for any of our named executive officers or the compensation policies that apply to them. The material elements of our fiscal 2022 executive compensation program that apply to our named executive officers also apply to our other executive officers.
36   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS Our Executive Compensation Philosophy and Key Practices

Key Practices and Policies
In accordance with our overall objective and our guiding principles, we follow sound executive compensation practices and policies that are designed to encourage and reward the creation of sustainable, long-term shareholder value.
WHAT WE DO
Decision-making and analysis	Other best practices

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Place executive compensation decisions in the hands of independent directors

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Retain an independent executive compensation
consulting firm

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Annually assess whether our compensation strategies, plans, programs, policies or procedures encourage undertaking unnecessary or excessive risks reasonably likely to have a material adverse effect on us

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Annually conduct a pay equity analysis as part of our commitment to fair and equitable compensation practices, including engaging with an external firm to help in this analysis, and taking remediation actions as necessary

>
Regularly review and evaluate plans for management development, succession and diversity

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Annually review and change composition of compensation comparison peer group, as appropriate

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Pay cash severance under executive change in control severance agreements or plans only on a “double trigger” basis

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Have maintained a “clawback” policy to recover cash and equity incentive payments from executives if our financial statements are restated due to errors, omissions or fraud and update the policy in accordance with applicable regulations

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Provide for accelerated vesting of equity-based compensation granted only on a “double trigger” basis

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Require executives to agree to non-competition, non-solicitation, customer non-interference and other covenants as part of equity-based compensation awards where permitted by applicable law and regulation

At-risk compensation and shareholder alignment

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Make a significant portion of each executive’s overall compensation opportunity equity-based to establish a strong link between compensation and our stock price performance and to provide rewards in alignment with shareholder returns

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Align performance share unit award payouts with our stock price performance through a relative TSR adjustment measure

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Maintain a 12-month minimum vesting period for annual cycle awards of equity-based compensation, except in the case of death, disability or a qualifying termination after a change in control

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Have meaningful stock ownership guidelines to maintain alignment of executives’ interests with those of our shareholders

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Hold annual Say-on-Pay advisory vote and seek input of large shareholders on key aspects of our executive compensation program

WHAT WE DON’T DO

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Provide guaranteed incentive payouts over multi-year periods

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Provide guaranteed annual salary increases or bonuses

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Incentivize executive officers to engage in excessive risk-taking

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Provide excessive perquisites

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Permit repricing or back-dating of options

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Provide excise tax gross-ups under executive change in control severance agreements or plans

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Pay dividend equivalents to executive officers on unvested performance share unit and restricted stock unit awards

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Permit directors, officers and designated employees to enter into hedging transactions or permit directors, officers and any employees to engage in short sales or, puts, calls or other “derivative” transactions with respect to our securities

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Permit directors or executives to hold or purchase our stock on margin or in a margin account or otherwise pledge our stock as collateral for margin accounts, loans or any other purpose

L3HARRIS 2023 PROXY STATEMENT   37

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022
The overall objective of our compensation program is to encourage and reward the creation of sustainable, long-term shareholder value.
Our Compensation Committee believes that the major elements of our executive compensation program further this objective. They directly align the interests of our executives and shareholders, are competitive, motivate achievement of our short- and long-term financial goals and strategic objectives, and align realized pay with performance.
Overview of Main Pay Elements

Pay Element	Form of Compensation	Purpose and Measure
FIXED	**Base salary**	Cash	Intended to provide a stable portion of income to attract and retain executive-level talent.
VARIABLE	**Annual cash incentive**	Cash	Motivates our executives to focus on achieving or exceeding pre-determined short-term financial targets and individual objectives strategically chosen to align with the interests of our shareholders. The primary fiscal 2022 financial measures were: **40%** Free Cash Flow; **30%** EBIT; **30%** Revenue
	Long-term incentive	Performance share units	Motivates our executives to achieve multi-year financial and operating goals. Approximately 50% of each NEO's total equity grant is in the form of performance share units ("PSUs"). As such, the ultimate value each NEO realizes at the end of the three-year performance period is highly correlated with company performance. Vesting of PSUs is based on the following three measures: **50%** Cumulative EPS; **50%** return on invested capital ("ROIC"); TSR as measured against the S&P 500 (payout modifier)
		Stock options	Motivates our executives to increase shareholder value as executives only realize benefits if share price exceeds the exercise price. Options vest in equal installments on the first, second and third anniversaries following the grant date. The options have a ten-year term.
		Restricted stock units	Primarily facilitate retention and succession planning. The restricted stock units cliff vest after a three-year period.

In limited circumstances, we also have and may in the future grant performance stock options to better align compensation with execution against certain strategic initiatives, as well as shares of restricted stock, restricted stock unit awards and stock options to facilitate recruitment that may have differing terms, such as ratable vesting restricted stock unit awards and cliff vesting stock options.
The main elements of compensation for our CEO and our named executive officers are at-risk and performance-based. The independent directors of our Board (based on the recommendation of our Compensation Committee, in the case of our CEO and former Executive Chair), and our Compensation Committee (in the case of other executive officers), establish performance measures and performance objectives that are intended to align with our Board-approved annual operating plan and long-term strategic plan and create a “pay for profitable growth” environment to encourage and reward the creation of sustainable, long-term value for our shareholders.
We do not have a formal policy relating to the mix among the various elements of our compensation program for executive officers. However, we believe that the greater an executive’s responsibility level and ability to influence results, the greater the portion of the individual’s overall compensation that should be variable compensation.
Target Pay Mix for Fiscal 2022
In accordance with our principle of aligning pay with performance, variable pay accounted for approximately 91% of the CEO’s and former Executive Chair’s target total direct compensation and 82% for the other named executive officers, on average. The variable pay elements include performance-based awards with payouts dependent upon achievement relative to pre-established goals as well as equity awards whose value increases or decreases based upon stock price.
38   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

CEO and Former Executive Chair and Other NEO Fiscal 2022
Total Target Direct Compensation Mix
*
The Other NEO Average includes the average of named executive officers Ms. Turner and Messrs. Stackley and Zoiss, who were our named executive officers as of December 30, 2022 that received 2022 annual cycle awards. Percentages may not total 100% due to rounding.

Base Salary
Base salary reflects a fixed, stable portion of the overall compensation package and also generally serves as the base amount from which other compensation elements are determined. Executive base salaries are not subject to automatic annual adjustments and represent a relatively small percentage of total target direct compensation, particularly for executive officers with greater responsibility and ability to influence results.
Our Compensation Committee reviews executive base salary levels prior to or early in each fiscal year and whenever there is a substantial change in an executive’s responsibilities or in market conditions. Generally our Compensation Committee targets an executive officer’s base salary level to approximate the market median for comparable positions at companies in our compensation comparison peer group. In addition to the competitive considerations discussed on page 53, an executive’s base salary is influenced by the individual’s experience, position, responsibilities, tenure, contributions and individual performance, as well as current business conditions and our business outlook.
The table below shows the fiscal 2022 base salary for each named executive officer, including a comparison with fiscal 2021.
Annual Base Salary: Fiscal 2021 vs. Fiscal 2022
	Fiscal 2021 Annual Base Salary* $	Fiscal 2022 Annual Base Salary* $	% Change	Reason for Change
Mr. Kubasik	1,500,000	1,500,000	0.0%	n/a
Ms. Turner**	n/a	750,000	n/a	n/a
Mr. Rambeau**	n/a	725,000	n/a	n/a
Mr. Stackley	650,000	685,000	5.4%	merit
Mr. Zoiss	650,000	685,000	5.4%	merit
Mr. Brown	1,500,000	1,500,000	0.0%	n/a
Mr. Malave	760,000	760,000	0.0%	n/a

*
For actual base salary amounts paid for fiscal 2022 and prior periods, see the “Salary” column of the Fiscal 2022 Summary Compensation Table on page 57.

**
Ms. Turner and Mr. Rambeau joined L3Harris in fiscal 2022, and their respective Fiscal 2022 Annual Base Salaries reflect amounts set forth in their respective Offer Letter Agreements. See “Employment and Separation Agreements” on page 49 for details.

L3HARRIS 2023 PROXY STATEMENT   39

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

Annual Cash Incentive
We provide our executive officers the opportunity to earn annual cash incentive compensation under our Annual Incentive Plan (as amended and restated effective as of August 28, 2020, our “Annual Incentive Plan”). Awards under this plan are structured to provide payouts ranging from 0% to 200% of pre-established award target values, depending on:
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our performance against specific pre-determined financial performance measures; and

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named executive officer performance against pre-determined individual objectives and contribution to our overall results.

For executives, this structure creates:
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the upside potential of above-target payouts if our financial performance is above target; and

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the downside risk of below-target payouts if our financial performance is below target.

Through this structure, the annual cash incentive motivates our executives to focus on achieving or exceeding pre-determined financial performance measure targets and individual objectives strategically chosen to align with the interests of our shareholders.
AWARD TARGET VALUES
An award target value for the annual cash incentive is set for each executive officer early in or prior to the fiscal year. For our named executive officers, the target value is typically set using our compensation comparison peer group’s data as a reference point (if available for a comparable position) and/or other broad compensation market data, including surveys. The independent directors of our Board (based on the recommendation of our Compensation Committee) set the target values for our CEO and former Executive Chair, and our Compensation Committee sets them for other executive officers. For our named executive officers, target values generally are set as a percentage of base salary.
Annual Cash Incentive: Award Target Values for Named Executive Officers, Fiscal 2022 vs. Fiscal 2021
The table below shows each named executive officer’s annual cash incentive award target value for fiscal 2022, including a comparison with fiscal 2021.
For 2022, the independent directors of our Board (based on the recommendation of our Compensation Committee) increased Mr. Kubasik’s target incentive from 172% of base salary to 200%. This increase was based on multiple factors, including Mr. Kubasik’s exceptional performance in his role as CEO and competitor pay levels. The independent directors of our Board (based on the recommendation of our Compensation Committee) also increased Mr. Brown’s target incentive by an equal amount in accordance with his employment agreement.
	Fiscal 2022 Cash Incentive Target Value $	Fiscal 2022 Cash Incentive Target Value (as % of Base Salary)	Fiscal 2021 Cash Incentive Target Value (as % of Base Salary)	% Change	Reason for Change
Mr. Kubasik	3,000,000	200%	172%	28%	merit/market
Ms. Turner(1)	750,000	100%	n/a	n/a	n/a
Mr. Rambeau(2)	725,000	100%	n/a	n/a	n/a
Mr. Stackley	685,000	100%	100%	—	n/a
Mr. Zoiss	685,000	100%	100%	—	n/a
Mr. Brown(3)	3,000,000	200%	172%	28%	merit/market
Mr. Malave(4)	n/a	n/a	100%	n/a	resignation

(1)
Ms. Turner joined L3Harris in fiscal 2022, and her Fiscal 2022 Cash Incentive Target Value reflects the value set forth in her Offer Letter Agreement. See “Employment and Separation Agreements” on page 49 for details.

(2)
Mr. Rambeau joined L3Harris in fiscal 2022, and was entitled to 20% of the target award, or $147,390, based on his pro-rated service in 2022, as set forth in his Offer Letter Agreement. See “Employment and Separation Agreements” on page 49 for details.

(3)
Mr. Brown retired in June 2022 and was entitled to 50% of the target award, or $1,500,000. Mr. Brown’s target incentive for the pro-rata period until his retirement was increased commensurately with Mr. Kubasik’s target incentive by the independent directors of our Board (based on the recommendation of our Compensation Committee) and the terms of his employment agreement. See “Employment and Separation Agreements” on page 49 for details.

(4)
Mr. Malave was ineligible for participation in the 2022 annual incentive program due to his resignation.

40   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

PERFORMANCE MEASURES
At the beginning of each fiscal year, the independent directors of our Board (in the case of our CEO and former Executive Chair) and our Compensation Committee (in the case of other executive officers) establish specific financial performance measures and their relative weightings, as well as targets and thresholds for each measure. Individual performance objectives for each executive officer are also set at this time.
The graphic below shows the three financial performance measures and relative weighting for fiscal 2022 awards under our Annual Incentive Plan. After considering shareholder feedback, our Board and Compensation Committee chose these performance measures and their relative weighting based on their business judgment that the measures would incentivize performance against our key strategic priorities and our annual operating plan for fiscal 2022 and align with the interests of our shareholders.
As explained below, these performance measures and their relative weighting are closely correlated with the success of our organization and achievement of our annual operating plan.
30%	40%	30%
Revenue	Free Cash Flow	EBIT
What we generate from normal business activities: can be increased by improving market share, introducing new products, entering new markets, enhancing execution and pricing effectively.	The free cash flow (or cash flow from operations less net capital expenditures) we generate: can be increased by growing revenues, accelerating cash receipts, improving payment terms, reducing inventory, increasing prices and reducing expenses.	Our ability to generate profits from revenue: can be increased by efficient management and operation of our business, including reducing costs, improving procurement and sourcing practices and achieving operational excellence.
We apply these three financial measures to L3Harris as a whole and to our three business segments. For corporate executives, such as Mr. Kubasik and Ms. Turner, payouts are based 100% on consolidated L3Harris results. Payouts for our named executive officers who are segment presidents — Messrs. Rambeau and Zoiss — are based 50% on segment results and 50% on consolidated L3Harris results. Payouts for Mr. Stackley were pro-rated based on his time as a corporate executive and as a segment president.
PERFORMANCE TARGETS AND PAYOUT PERCENTAGES
The independent directors of our Board (based on the recommendation of our Compensation Committee, in the case of our CEO and former Executive Chair), and our Compensation Committee (in the case of other executive officers), seek to establish targets for our financial performance measures that are aligned with our annual operating plan. Targets are set at levels we believe require significant effort on the part of executives, but also represent a reasonable expectation of financial results based on prior-year performance, existing business conditions, the markets in which we participate and our outlook.
Annual Cash Incentive: Fiscal 2022 Performance Targets
(in millions) for Company and Segments*
	Weighting	L3Harris $	Integrated Mission Systems $	Space & Airborne Systems $
Free Cash Flow	40%	2,200	1,045	755
EBIT	30%	3,380	1,043	789
Revenue	30%	17,690	7,500	6,125

*
Targets for our Communication Systems reporting segment are omitted as permitted under applicable rules because they are not relevant for payouts for named executive officers for fiscal 2022.

As shown in the chart above, varying performance levels were linked to specific resulting payout percentages, with performance below threshold (set at 80% of target performance) resulting in a payout percentage of zero. Performance at or in excess of 120% of the target will result in a payout factor of 200%.
The performance levels and corresponding payout percentages are applied to each Fiscal 2022 Performance Target shown in the table above based on the relative weighting of each performance target, including the weighting of each performance measure, and as applicable, the weighting of consolidated and segment results for each of our executive officers who were segment presidents in 2022.
Certain of the fiscal 2022 performance targets were adjusted to account for the impact of a divestiture in fiscal 2022, accounting policy changes and segment realignments. See the Results and Payout Percentages for Fiscal 2022 table below and the associated footnotes for the adjusted performance targets and a description of the adjustments.
L3HARRIS 2023 PROXY STATEMENT   41

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

DETERMINING PAYOUTS
The independent directors of our Board (based on the recommendation of our Compensation Committee, in the case of our CEO and former Executive Chair), and our Compensation Committee (in the case of other executive officers), determine and approve payouts of performance-based, cash incentive compensation under our Annual Incentive Plan, based on formulaic calculations of our financial results against the targets. These preliminary results may further be adjusted based on assessments by the independent directors of our Board (for the CEO and former Executive Chair) and by the Compensation Committee (for other executive officers) of performance relative to pre-determined objectives for the fiscal year. In addition to strategic and operating objectives, the pre-determined objectives also include progress toward achieving workplace injury and lost day rates, environmental goals, as well as workforce diversity representation and ethics.
Payout determinations typically occur after audited financial statements become available after the end of each fiscal year. In certain instances, as permitted under our Annual Incentive Plan, financial performance measure targets and our actual results may be adjusted in recognition of unusual or nonrecurring events affecting us or our financial statements, such as items that are determined not to be reflective of normal, ongoing business operations. At the request of our Audit Committee, our Internal Audit Department independently verifies calculations for Annual Incentive Plan payouts.
Annual Cash Incentive: Results and Payout Percentages for Fiscal 2022*
The table below shows targets and results for each financial performance measure for L3Harris as well as for our Integrated Mission Systems and Space & Airborne Systems segments. It also shows how we used those results to calculate weighted payout percentages for annual cash incentive awards under our Annual Incentive Plan.
Financial Performance Measure		Adjusted Target(1) (in millions)	Result (in millions)	Adjusted Result(2) (in millions)	Adjusted Result Relative to Adjusted Target	Resulting Payout %	Weighted Payout %
L3HARRIS (100% for Kubasik, Turner, Brown and Stackley(3); 50% for other named executive officers)
Free Cash Flow	—40%	$2,200	$2,158	$2,029	92.2%	82.5%
EBIT	—30%	$3,373	$1,552	$3,181	94.3%	88.1%	87.5%
Revenue	—30%	$17,653	$17,062	$17,062	96.7%	93.4%
INTEGRATED MISSION SYSTEMS SEGMENT (50% for Rambeau and Stackley(3))
Free Cash Flow	—40%	$1,030	$824	$824	80.0%	50.0%
EBIT	—30%	$1,025	$424	$871	85.0%	63.3%	64.2%
Revenue	—30%	$7,463	$6,916	$6,916	92.7%	83.9%
SPACE & AIRBORNE SYSTEMS SEGMENT (50% for Zoiss)
Free Cash Flow	—40%	755	$658	$658	87.2%	69.2%
EBIT	—30%	$790	$735	$735	93.1%	84.9%	82.6%
Revenue	—30%	$6,124	$6,060	$6,060	99.0%	98.0%

*
Information for our Communication Systems Segment is omitted as permitted under applicable rules because it is not relevant for payouts for named executive officers for fiscal 2022.

(1)
For comparability of performance targets with full-year results due to a divestiture of a business during fiscal 2022 impacting each of L3Harris and our Integrated Mission Systems segment, original targets were decreased by excluding, as applicable, the pro-rata amounts for the divested business’ EBIT, free cash flow and revenue attributable to the remainder of fiscal 2022 following the applicable divestiture date, based on our original fiscal 2022 annual operating plan. Additionally, the adjusted performance targets reflect accounting policy changes and segment realignments in fiscal 2022 not originally factored into our fiscal 2022 annual operating plan. The types of Merger-related and other adjustments reflected in our adjusted results that are indicated as anticipated in footnote (2) below were factored into our fiscal 2022 annual operating plan and thus were reflected in the original targets, making them comparable for purposes of evaluating results.

(2)
Calculations are based on our financial results calculated in accordance with GAAP, adjusted as permitted under our Annual Incentive Plan in recognition of unusual or nonrecurring events affecting us or our financial statements. These adjustments are made in accordance with pre-established guidelines. See Appendix A for reconciliations of GAAP to non-GAAP financial measures.

The reported EBIT result for L3Harris was increased $1,629 million on a net basis, reflecting (a) the exclusion of  $1,637 million of charges consisting of (i) $695 million for the following anticipated types of charges factored into our fiscal 2022 annual operating plan: Merger integration costs and amortization of acquisition-related intangibles, (ii) $802 million for impairment of goodwill and other assets and (iii) $132 million for the following additional charges: (a) acquisition-related transaction and integration expenses, pre-acquisition and other divestiture related expenses, charges for severance and other termination costs, a charge related to an additional pre-Merger legal contingency and net non-operating income; (b) partially offset by the exclusion of $8 million of favorable adjustments for gains on the sale of an asset group. The reported net cash provided by operating activities result for L3Harris was decreased by $238M net additions of property, plant and equipment and increased $102 million for cash flow used for Merger integration costs (an anticipated adjustment) and $7 million for cash flow used for acquisition-related transaction and integration costs.
The reported EBIT result for Integrated Mission Systems was increased $447 million for impairment of goodwill and other assets in connection with adjusting our reporting units principally due to lower demand in the precision engagement business and an associated decrease in our outlook for the business, as well as rising interest rates.
(3)
Weighted payouts for Mr. Stackley were pro-rated based on his time as a corporate executive (20%) and as a segment president (80%).

42   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

Annual Cash Incentive: Payouts for Fiscal 2022*
The table below shows how the weighted payout percentages in the previous table were used to determine payouts for our named executive officers, linking their annual cash incentive award payouts under our Annual Incentive Plan to our fiscal 2022 results for each pre-established financial performance measure.
	Annual Incentive Plan Target Granted	Weighted Payout % Under Annual Incentive Plan(1)	Adjustment based on individual performance (+/-)	Actual Payout (in $)	Actual Payout (as % of Target)
Mr. Kubasik	$3,000,000	87.5%	n/a	$2,625,000	87.5%
Ms. Turner	$750,000	87.5%	+2.5%	$675,000	90.0%
Mr. Rambeau(2)	$147,390	75.9%	n/a	$112,000	76.0%
Mr. Stackley(3)	$685,000	78.3%	+3.5%	$560,000	81.8%
Mr. Zoiss	$685,000	85.1%	-1.9%	$570,000	83.2%
Mr. Brown(4)	$1,500,000	87.5%	n/a	$1,312,500	87.5%

*
Mr. Malave was not eligible for a payment due to his resignation in January 2022.

(1)
Weighted payout percentage reflects 50% of the calculated weighted payout percentage for the applicable segment (Integrated Mission Systems for Mr. Rambeau and Space and Airborne Systems for Mr. Zoiss) and 50% of calculated weighted payout percentage for L3Harris in accordance with provisions designed to incentivize segment executives to drive both segment and overall company results.

(2)
Mr. Rambeau was entitled to 20% of the target award, or $147,390, based on his pro-rated service in 2022, as adjusted for performance following completion of the fiscal year.

(3)
Weighted payouts for Mr. Stackley were pro-rated based on his time as a corporate executive (20%) and as a segment president (80%), with 40% of the payout reflecting the calculated weighted payout percentage for Integrated Mission System and 60% of calculated weighted payout percentage for L3Harris.

(4)
Mr. Brown was entitled to 50% of the target award, or $1,500,000, based on his pro-rated service in 2022, as adjusted for performance following completion of the fiscal year.

Upward adjustments for individual performance up to 3.5 percentage points above the weighted payout shown in the table, were based on contributions towards our strategic and operational objectives, including achievement of sustainability goals, closing of the strategic Tactical Data Links acquisition and signing of the definitive agreement to acquire Aerojet Rocketdyne. Downward adjustment of 1.9 percentage points below the weighted payout shown in the table is due to program performance in our Space and Airborne Systems segment.
The payouts under our Annual Incentive Plan for fiscal 2022 are also shown in the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2022 Summary Compensation Table on page 57.
Long-Term Incentives
We provide long-term incentive compensation to executive officers under our 2015 Equity Incentive Plan (as amended and restated effective as of August 28, 2020, our “Equity Incentive Plan”). Long-term incentive compensation is designed to motivate our executives to focus on achievement of our long-term financial goals and strategic objectives.
L3HARRIS 2023 PROXY STATEMENT   43

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

DETERMINING EQUITY GRANTS
Early in the fiscal year, the following are determined for each executive officer:

1	2	3

The total target value for long-term equity incentive compensation awards.
For our named executive officers, the target value typically is set using our compensation comparison peer group data as a reference point (if available for a comparable position) and/or other broad compensation market data, including surveys.

The appropriate mix of types of equity-based compensation (i.e., the percentage of total award target value allocated to each type of award).

These determinations are made after considering relevant data for our compensation comparison peer group, the retention value of each type of compensation and other factors important to us, including linking incentive compensation to performance, tax and accounting treatment, and the recommendations of our Compensation Committee’s independent compensation consultant.

The specific numbers of units or options to be granted, based on the percentage of total award target value allocated to each type of equity award and a valuation of our common stock on the grant date.*

*
For fiscal 2022, we valued performance share units based on the closing market price of our common stock on the grant date, which differs from the valuation method required for calculating amounts shown in the “Stock Awards” column of the Fiscal 2022 Summary Compensation Table on page 57, and we valued restricted stock units and options using the grant date fair value method, consistent with the valuation method required for calculating amounts shown in the “Stock Awards” and “Option Awards” columns of the Fiscal 2022 Summary Compensation Table on page 57.

EQUITY GRANTS FOR FISCAL 2022
The table below shows the total target value of our fiscal 2022 long-term incentive awards for our named executive officers. The target values for all named executive officers were set based on the factors described below for each type of incentive award.
Annual Compensation Cycle Awards: Target Values of Equity-Based Awards for Named Executive Officers, Fiscal 2022 vs. Fiscal 2021
	Fiscal 2021 Target Value	Fiscal 2022 Target Value	% Change	Reason for Change
Mr. Kubasik	$11,000,000	$11,500,000	4.5%	merit
Ms. Turner(1)	n/a	$2,500,000	n/a	n/a
Mr. Rambeau(2)	n/a	n/a	n/a	n/a
Mr. Stackley	$1,750,000	$2,500,000	42.9%	merit/market
Mr. Zoiss	$1,750,000	$2,200,000	25.7%	merit/market
Mr. Brown(3)	$11,000,000	$5,750,000	(47.7)%	planned retirement
Mr. Malave(4)	$2,400,000	n/a	n/a	resignation

(1)
Ms. Turner joined L3Harris in fiscal 2022, and her Fiscal 2022 Target Value reflects the value set forth in her Offer Letter Agreement.

(2)
Mr. Rambeau joined L3Harris subsequent to the grant of long-term incentive awards for fiscal 2022.

(3)
Mr. Brown’s Fiscal 2022 Target Value reflects his planned retirement in June 2022.

(4)
Mr. Malave did not receive equity in fiscal 2022 due to his resignation in January 2022.

Types and Mix of Equity-Based Compensation for Named Executive Officers for Fiscal 2022
The below target values for fiscal 2022 annual cycle awards were allocated as follows:
50%	25%	25%
as performance share units	as stock options	as restricted stock units.
This equity-based compensation mix was determined based on the value of each type of equity-based compensation in motivating achievement of financial performance targets that our named executive officers can influence directly, our named executive officers’ retention value, trends within our compensation comparison peer group and in the market, anticipated effects on mitigating shareholder dilution and the recommendations of Frederic W. Cook & Co., Inc. (“FW Cook”), our Compensation Committee’s independent compensation consultant.
For further information related to grants to our named executive officers of fiscal 2022 annual compensation cycle equity-based awards and related terms and conditions, see the Grants of Plan-Based Awards in Fiscal 2022 Table on page 60 and related notes.
44   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

OUR PERFORMANCE SHARE UNITS
Establishing the Performance Measures
Early in the first fiscal year of each multi-year performance period (generally three years), we establish specific financial performance measures and their relative weighting and associated targets and thresholds, which serve as the basis for measuring how we perform and for determining payouts. The independent directors of our Board (based on the recommendation of our Compensation Committee, in the case of our CEO and former Executive Chair), and our Compensation Committee (in the case of other executive officers), establish the measures for our CEO and former Executive Chair. The measures have typically been the same for our CEO, former Executive Chair and other executive officers.
As a general principle, we seek to establish targets for financial performance measures that are aligned with our three-year strategic plan and are challenging yet achievable. Targets are set at levels we believe require significant effort on the part of executives, yet also represent a reasonable expectation of financial results based on prior-year performance, existing business conditions, the markets in which we participate and our outlook.
The graphic below shows the financial performance measures and their relative weighting for Fiscal 2022-2024 Cycle PSUs granted in fiscal 2022 to named executive officers under our Equity Incentive Plan, as approved early in fiscal 2022 in accordance with the discussion above.
The independent directors of our Board and Compensation Committee chose 3-year cumulative EPS and 3-year enduring target ROIC financial performance measures, weighted equally, based on their business judgment that these measures would motivate elements of performance that management could influence directly and also would improve EPS and capital management over the long term and create long-term shareholder value, while the relative TSR measure would promote further alignment with shareholder interests. The independent directors of our Board and Compensation Committee also considered input received from our large shareholders regarding financial performance measures.
Performance Measures, Weighting and Rationale for Fiscal 2022-2024 Cycle PSU awards
Total Shareholder Return (“TSR”) measures cumulative value to shareholders through stock price appreciation and dividends. Relative TSR compares our TSR percentile ranking with the ranking of other companies in the S&P 500 (a broad market index of companies with which we compete for shareholder investment).
Our previous PSU grants used a TSR modifier of up to +/- 33%. For the 2022-2024 grant, however, our Compensation Committee believed the 20% modifier was more typical in our peer group and would better align potential payouts with our EPS and ROIC performance.
Determining Payouts
The independent directors of our Board (based on the recommendation of our Compensation Committee, in the case of our CEO and former Executive Chair), and our Compensation Committee (in the case of other executive officers), determine and approve payouts for the multi-year performance period that concludes at the end of the relevant fiscal year, based on formulaic calculations of our financial results against pre-determined targets for such performance period. Payout determinations typically occur after audited financial statements become available after the end of each fiscal year. PSU awards generally are structured to provide payouts in shares of our common stock ranging from 0% to 200% of the target number of units granted under such awards.
In certain instances, as permitted under our Equity Incentive Plan, financial performance measure targets and our actual results may be adjusted in recognition of unusual or nonrecurring events affecting us or our financial statements, such as items that are determined not to be reflective of normal, ongoing business operations. At the request of our Audit Committee, our Internal Audit Department independently verifies calculations for payouts in respect of PSU awards.
L3HARRIS 2023 PROXY STATEMENT   45

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

Relationship Between Performance and Payout Percentage for Fiscal 2022-2024 Cycle PSUs
The graphics below show how varying levels of performance for each performance measure result in different payout percentages for Fiscal 2022-2024 Cycle PSUs. Performance below threshold (which was set at 90% of target for 3-year cumulative EPS and 80% of target for 3-year enduring target ROIC) would result in a payout percentage of zero. The maximum payout percentage is capped at 200%.

The graphic at right shows how the potential relative TSR performance payout adjustment (up to +/-20%) is dependent on our percentile ranking for TSR performance over the fiscal 2022-2024 performance period compared with other companies in the S&P 500.

Payout of Fiscal 2020-2022 PSU Awards
The fiscal 2020-2022 PSU awards were structured similarly to the fiscal 2022-2024 PSU awards described above, except that they had a TSR performance adjustment of up to +/- 33%.
Following the three-year performance period, our Compensation Committee calculated an initial payout based on our 3-year enduring target ROIC and 3-year cumulative EPS performance. L3Harris’ TSR over the period was compared to that of the S&P 500. The targets and outcomes of the fiscal 2020-2022 measurement period are below:
Financial Performance Measures(1)	Weighting	Target(2)	Result(3)	Result Relative to Target	Resulting Payout %	Weighted Payout %
3-year Enduring Target ROIC	50%	16%	21.6%	135.2%	150.0%	122.1%
3-year Cumulative EPS(4)	50%	$37.89	$37.45	98.8%	94.2%
TSR vs. S&P 500(5)	Modifier	50th percentile	40th percentile	80.0%	-11.0%	-11.0%
2020-2022 PSUs Awarded to Executives (% of Target)						108.7%

(1)
ROIC and EPS are non-GAAP financial measures. See Appendix A for reconciliations of GAAP to non-GAAP financial measures.

(2)
The 3-year enduring target for ROIC remained constant at 16% for each fiscal year during the three-year performance period and is not adjusted.

The 3-year cumulative EPS target represents the sum of the EPS targets set by our Compensation Committee for each of fiscal 2020, fiscal 2021 and fiscal 2022 that were adjusted as follows: (i) the fiscal 2020 target of  $11.55 was adjusted to $11.33 to reflect the impact of divestitures, net of share buybacks with divestiture proceeds; (ii) the fiscal 2021 target of  $12.95 was adjusted to $12.70 to reflect the impact of divestitures, net of share buybacks with divestiture proceeds; and (iii) the fiscal 2022 target of  $14.48 was adjusted to $13.86 to reflect the impact of divestitures, net of share buybacks with divestiture proceeds, and accounting policy changes related to pension adjustments.
(3)
The ROIC and EPS results for each of fiscal 2020, fiscal 2021 and fiscal 2022 are set forth in Appendix A. The EPS result for fiscal 2021 used in calculating the 3-year cumulative EPS excludes $.03 of EPS that was reclassified for fiscal 2021 as L3Harris merger-related integration expenses for comparability with fiscal 2022. See Appendix A.

(4)
The 3-year cumulative EPS target reflects adjustments from the original target of  $38.98 for divestitures, share buybacks with divestiture proceeds, and accounting policy changes. The 3-year cumulative EPS result is adjusted to exclude amounts reclassified in fiscal 2021 for comparability with fiscal 2022. See Annex A for details.

(5)
For the 2020-2022 performance period, the company’s percentile rank of the companies in the S&P 500 was 40th with a TSR of 13.15%.

46   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

STOCK OPTIONS
Stock options granted to our executive officers typically have the following terms:
>
Exercise price equal to the closing price of our common stock on the grant date (or on the prior business day if the grant is made on a weekend or holiday);

>
Vesting in equal installments of one-third each on the first, second and third anniversary of the grant date, subject to the recipient’s continued employment on such anniversary (except for cliff vesting stock options granted in connection with new-hire grants, and the performance stock options that were granted in our six-month fiscal transition period of June 29, 2019 through January 3, 2020 (“Fiscal Transition Period”), 100% of which vested on June 29, 2022, the third anniversary of the Merger, reflecting alignment with the performance measure for those options) (For more information regarding the vesting of such performance stock options in fiscal 2022, see the Option Exercises and Stock Vested in Fiscal 2022 Table on page 64 and related notes);

>
Expiration 10 years from the grant date; and

>
“Double trigger” accelerated vesting following a change in control.

Stock options, including performance stock options, may not be repriced, replaced, modified or regranted through cancellation if the effect thereof would be to reduce the exercise price of such stock options, except with prior approval of our shareholders, or in connection with a change in our capitalization, including spin-offs. Our Compensation Committee and Board, however, have discretion to set the exercise price of stock options higher than the closing market price of our common stock on the grant date.
RESTRICTED STOCK UNITS
Awards of restricted stock units, as noted above, are made primarily for retention purposes and as a recruitment mechanism to replace the value of equity awards that an executive may have forfeited upon leaving a former employer. They are granted to all executive officers, including the named executive officers.
These awards typically have 3-year “cliff” vesting, except as described below, meaning that the entire grant will vest on the third anniversary of the grant date if the recipient remains employed with L3Harris. Restrictions on these awards, which typically expire at the end of a three-year period, provide that the shares or units may not be sold or otherwise transferred and will be immediately forfeited if the recipient’s employment ends for any reason other than involuntary termination without cause, voluntary termination for good reason, death, disability or retirement.
For more information about grants to our named executive officers of fiscal 2022 annual compensation cycle equity-based awards and related terms and conditions, see the Grants of Plan-Based Awards in Fiscal 2022 Table on page 60 and related notes.
NEW-HIRE GRANTS
On January 24, 2022, Michelle L. Turner was named Senior Vice President and Chief Financial Officer of L3Harris. In connection with this hire, Ms. Turner and L3Harris entered into an employment offer letter agreement (the “Turner Offer Letter Agreement”) which provided for a one-time grant of three-year cliff vesting equity awards with a grant value of  $2,700,000 (half in restricted stock units and half in non-qualified stock options), in addition to her annual cycle grant. This one-time grant was designed as an incentive for Ms. Turner to join L3Harris and to offset forfeited awards from her previous employer.
On October 17, 2022, Jonathan P. Rambeau was named President of L3Harris’ Integrated Mission Systems segment. In connection with this hire, Mr. Rambeau and L3Harris entered into an employment offer letter agreement (the “Rambeau Offer Letter Agreement” and together with the Turner Offer Letter Agreement, the “Offer Letter Agreements”) that provided for a one-time grant of  (i) restricted stock units with a grant value of  $3,000,000 vesting ratably over three years and (ii) three-year cliff vesting non-qualified stock options with a grant value of  $500,000, in addition to his annual cycle grant to be made in fiscal 2023. These one-time grants were made as an incentive for Mr. Rambeau to join L3Harris and to offset forfeited awards from his previous employer.
L3HARRIS 2023 PROXY STATEMENT   47

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

Other Compensation Elements
HEALTH AND WELFARE BENEFITS
We maintain the following health and welfare benefits and insurance programs:
Benefit or program	Available to
Employee benefits: Medical and prescription coverage, dental and vision programs, short-term disability insurance, basic, supplemental and dependent life insurance, basic and supplemental accidental death and dismemberment insurance and business travel insurance, paid time off, leave of absence and other similar policies.	Most U.S.-based employees (including executive officers)
Liability insurance coverage	Board-appointed officers
Employee-paid liability coverage: Option to participate in group excess liability umbrella policy at employee’s own expense.	Qualifying U.S.-based employees
Long-term disability coverage
>
offers 60% of  “eligible compensation” before offsets for Social Security and certain other Company or government-provided disability or other benefits

>
“eligible compensation” is capped at $400,000 per year under the plan

>
supplemental benefit of 50% of eligible compensation above $400,000 and up to $800,000, for a maximum supplemental benefit of  $200,000 per year.

Most U.S.-based employees (including executive officers)
PERQUISITES
We do not provide excessive perquisites, and perquisites provided to our named executive officers in fiscal 2022 represented a small portion of total compensation. (See the “All Other Compensation” column in the Fiscal 2022 Summary Compensation Table on page 57.)
Board-elected or appointed officers are eligible for:
>
annual Company-paid physical examinations (our Compensation Committee believes this is in the interest of our Company because the health of our executive officers is critical to their performance); and

>
Company-paid financial planning and advice, and Federal and state tax preparation services, provided by a designated third party (executives are responsible for paying any tax on income imputed for such services).

Our Compensation Committee has authorized limited personal use of Company-owned aircraft by our CEO and his family members and guests so he can minimize and more effectively use his travel time in consideration of the time demands he faces and for his personal security. The Committee sets limits on the hours of the CEO’s personal use and these limits are reviewed annually. In fiscal 2022, Mr. Kubasik’s personal use of Company-owned aircraft fell below these limits. The CEO is responsible for paying the tax on income imputed for personal use of our aircraft. In very limited instances as approved by our CEO, we also may provide limited personal use of Company-owned aircraft for other executives.
In addition, we provide Mr. Kubasik with a car and driver to ensure his safety, security and productivity. Our Compensation Committee believes this also helps him spend more of his travel time on critical Company business.
We do not provide tax reimbursement or gross-up payments with respect to any perquisites provided solely to executive officers. However, tax gross-up payments pursuant to a plan, policy or arrangement covering a broad base of management employees, such as a relocation or tax equalization policy, are permitted.
RETIREMENT PLANS
Tax-Qualified Plans
We maintain the L3Harris Retirement Savings Plan (“RSP”), a tax-qualified, 401(k) defined contribution retirement plan available to most of our U.S.-based employees, including our named executive officers. Subject to applicable limits under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), participants may generally contribute up to 70% of eligible compensation. In general, after one year of service we will make a matching contribution of up to 6% of eligible compensation contributed by a participant.
48   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM FOR FISCAL 2022

Non-qualified Supplemental Plans
To the extent their contributions to our RSP are subject to Internal Revenue Code limits, certain of our salaried employees, including our named executive officers, may elect to participate in our Excess Retirement Savings Plan (“ERSP”), an unfunded, non-qualified defined contribution retirement plan. In addition, our Compensation Committee has discretion to provide for the deferral of other compensation under our ERSP, including equity awards.
The value of Company contributions credited to our named executive officers’ accounts under the RSP and ERSP is shown in the “All Other Compensation” column in the Fiscal 2022 Summary Compensation Table on page 57. Additional information regarding our ERSP, including credits to and balances in ERSP accounts, is shown in the “Nonqualified Deferred Compensation” section of this proxy statement beginning on page 65.
EMPLOYMENT AND SEPARATION AGREEMENTS
Employment Agreement with Mr. Kubasik
In connection with entering into the Merger Agreement, L3 and Mr. Kubasik, who at that time was L3’s Chairman, CEO and President, entered into an agreement (the “Kubasik Letter Agreement,”) which L3Harris assumed following completion of the Merger on June 29, 2019.
The Kubasik Letter Agreement provides, among other things, that Mr. Kubasik would become the CEO of L3Harris on the second anniversary of the Merger, and assume the additional role of Chair on the third anniversary of the Merger (June 29, 2022). These events have since occurred.
The Kubasik Letter Agreement also provides for certain payments and benefits for Mr. Kubasik in the event of his termination under specified circumstances. These payments and benefits would not apply in the case of a termination for “cause,” as defined in the Kubasik Letter Agreement.
The Kubasik Letter Agreement provides that:
>
In the event that L3Harris terminates him without “cause” or he terminates his employment for “good reason,” Mr. Kubasik’s outstanding stock options and restricted stock units would become fully vested, exercisable, issuable and payable (as applicable), and options would remain exercisable for their full remaining term. Outstanding performance stock units would remain outstanding and eligible to vest for the remainder of the applicable performance period based on the attainment of performance goals.

>
Mr. Kubasik is covered by the legacy L3 Change in Control Plan (“L3 CIC Plan”) for four years following the Merger and, because the Merger constituted a change in control transaction under the L3 CIC Plan, he would receive benefits under that plan in the event of his termination without “cause” or for “good reason.” See “L3 CIC Plan” below for a description of plan benefits.

>
He is eligible to receive an additional payment of up to $1,250,000 for relocation-related expenses, with gross-up of amounts taxed as ordinary income, and the term of his eligibility to receive relocation related payments was extended from three years following the Merger to 6 years following the Merger.

>
Certain restrictive covenants and confidentiality provisions of the L3 CIC Plan apply as a condition to severance benefits under the L3 CIC Plan and are extended to 24 months following termination of employment.

>
The definition of  “cause” under the L3 CIC Plan, as applicable to Mr. Kubasik was modified to include an act of misconduct in violation of certain L3Harris policies or Federal or applicable state law regarding discrimination or sexual harassment of subordinate employees that creates a material risk of meaningful harm to L3Harris.

>
The definition of  “good reason” under the L3 CIC Plan, as applicable to Mr. Kubasik, was modified to include, among other things, L3Harris’ material breach of the Kubasik Letter Agreement.

Offer Letter Agreement with Ms. Turner
Ms. Turner and L3Harris entered into the Turner Offer Letter Agreement pursuant to which she was named Senior Vice President and Chief Financial Officer of L3Harris, effective January 24, 2022.
The Turner Offer Letter Agreement provides for the following compensation and benefits:
>
annual base salary of  $750,000;

>
eligibility to receive an annual cash incentive under our Annual Incentive Plan with a target value of 100% of her base salary;

>
eligibility to receive annual equity with a target value of  $2,500,000;

>
a one-time grant of three-year cliff vesting equity awards with a grant value of  $2,700,000 (50% in restricted stock units and 50% in non-qualified stock options);

>
a one-time cash sign-on bonus of  $750,000 to offset foregone annual incentive and partially offset foregone equity compensation at her prior employer;

>
eligibility to participate in L3Harris’ RSP, ERSP and employee health and welfare plans; and

L3HARRIS 2023 PROXY STATEMENT   49

COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

>
relocation benefits to assist with her move from New Jersey to the Melbourne, Florida area, including a $10,000 expense allowance payment.

Offer Letter Agreement with Mr. Rambeau
Mr. Rambeau and L3Harris entered into the Rambeau Offer Letter Agreement pursuant to which he was named President, of L3Harris’ Integrated Mission Systems segment, effective October 17, 2022.
The Rambeau Offer Letter Agreement provides for the following compensation and benefits:
>
annual base salary of  $725,000;

>
eligibility to receive an annual cash incentive under our Annual Incentive Plan with a target value of 100% of his base salary;

>
eligibility to receive annual equity with a target value of  $2,550,000 beginning in fiscal 2023;

>
a one-time grant of (i) restricted stock units with a grant value of  $3,000,000 vesting ratably over three years and (ii) three-year cliff vesting non-qualified stock options with a grant value of  $500,000;

>
a one-time cash sign-on bonus of  $660,000 to offset foregone annual incentive at his prior employer and as an incentive;

>
undertakings regarding certain make whole payments to Mr. Rambeau in connection with the termination of his employment with his prior employer, which make whole payments totaled $1,000,000;

>
eligibility to participate in L3Harris’ RSP, ERSP and employee health and welfare plans;

>
reimbursement of up to $100,000 in attorneys’ fees in connection with his employment; and

>
severance benefits until December 31, 2024 equivalent to the terms of the L3Harris Technologies, Inc. Severance Pay Plan, plus immediate vesting of any unvested portions of existing equity grants upon involuntary termination or voluntary termination for “good reason” upon proper notice, with “good reason” defined as certain dimunitions in position, duties, responsibilities or status, reductions in compensation, requirements to relocate or a change in reporting structure or L3Harris’ CEO. See “Agreements, Plans and Programs Providing for Potential Termination Benefits” on page 67.

Employment Agreement with Mr. Brown
In connection with entering into the Merger Agreement, we entered into an agreement with Mr. Brown (the “Brown Letter Agreement”), which modified Mr. Brown’s original employment agreement with Harris dated October 8, 2011. The Brown Letter Agreement provided that prior to his retirement no compensation element would be less than that paid or granted to Mr. Kubasik.
In accordance with the terms of the Merger Agreement and the Brown Letter Agreement, Mr. Brown served as Chair and Chief Executive Officer of L3Harris through the second anniversary of the Merger and as Executive Chair of L3Harris until the third anniversary of the Merger (June 29, 2022), when he would retire from L3Harris and from his position as Executive Chair. These events have since occurred.
Upon his retirement, Mr. Brown did not receive any cash severance under the Brown Letter Agreement. His outstanding stock options and restricted stock units became fully vested, exercisable, issuable and payable (as applicable), and his options remained exercisable for their full remaining term. Outstanding performance share units remained outstanding and eligible to vest for the remainder of the applicable performance period based on the attainment of performance goals. Mr. Brown will also receive COBRA payments for 18 months, benefit continuation payments, in lieu of L3Harris providing in-kind medical and prescription drug coverage, until he reaches the age of 65 (or, if earlier, the date he becomes eligible to receive comparable benefits from another employer). For 12 months following his retirement, Mr. Brown has access to office space and administrative support provided by L3Harris, and he remains bound by certain provisions of his original agreement with Harris, including certain non-compete and non-solicitation provisions contained therein.
Separation Agreement with Mr. Malave
On January 21, 2022 (the “Separation Date”), L3Harris entered into an agreement with Mr. Malave, our former Senior Vice President and Chief Financial Officer (the “Malave Separation Agreement”). Under the Malave Separation Agreement, which was approved by our Compensation Committee, L3Harris and Mr. Malave agreed that all outstanding vested options and unvested L3Harris equity grants, including restricted units, performance units and stock options, held by Mr. Malave on the Separation Date would be immediately cancelled, terminated and forfeited, and Mr. Malave would not be entitled to any cash bonus under the Annual Incentive Plan in fiscal 2021. In addition, Mr. Malave also released all claims he may have against L3Harris and its subsidiaries and affiliated companies and their officers, directors and shareholders.
Existing covenants prohibited Mr. Malave from participating in activities with, or providing services to, a competitive business for a period of at least 12 months following his termination. However, L3Harris has conditionally waived these covenants and consented to Mr. Malave’s becoming a full-time employee and chief financial officer of a specific company. Such waiver and consent remain conditioned on Mr. Malave’s compliance with his obligations and agreements in the Malave Separation Agreement, including full compliance with: confidentiality restrictions; a two-year non-solicitation restriction; non-competition restrictions applicable to companies other than the specific company; recusal and related protective provisions; and other restrictive covenants.
50   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION
Annual Compensation Cycle
Our Board and Compensation Committee generally follow an annual compensation cycle as shown below:
WHAT WE DO PRIOR TO OR EARLY IN A NEW FISCAL YEAR
Consider program design changes
Determine what changes, if any, to make to the executive compensation program for the new fiscal year (after receiving input from our CEO and independent compensation consultant and assessing compensation trends and competitive market data).

Set target compensation values
This process includes a review of:
>
each executive’s three-year compensation history, including base salary and annual cash incentive and equity awards;

>
the types and levels of other benefits available to the executive, such as change in control severance agreements or plans; and

>
compensation comparison peer group data or broad compensation market data, including surveys.

Establish performance measures, targets and individual objectives
We determine:
>
short- and long-term financial performance measures and their relative weighting and associated targets for performance-based, at-risk elements of compensation for the new fiscal year; and

>
individual performance objectives for each executive and the relevant business unit or organization.

These measures, weightings and targets and performance objectives are intended to align with our Board-approved annual operating plan and long-term strategic plan and create a “pay for profitable growth environment” and thereby encourage and reward the creation of sustainable, long-term value for our shareholders.

Make equity grants
>
Annual equity award grants to executive officers (and, typically, to other eligible employees) are made at Board or Compensation Committee meetings, the dates for which are generally set at least one year in advance. We do not time equity grants to take advantage of information, whether positive or negative, about us that has not been publicly disclosed.

>
Only in special circumstances, such as new hires or promotions, or for retention or recognition, would grants occur outside of the typical cycle.

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COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

WHAT WE DO AFTER THAT FISCAL YEAR ENDS
Conduct performance reviews
>
CEO performance review: The independent directors of our Board conduct this review, evaluating the CEO’s achievement of objectives established early in the fiscal year, other accomplishments, overall Company performance and the CEO’s self-evaluation of performance for the fiscal year. This review occurs in executive session, under the leadership of our Compensation Committee Chair and Lead Independent Director and without our CEO or other members of management present.

>
Performance reviews for other executive officers: Our CEO provides our Compensation Committee with specific compensation recommendations based on a review and assessment of each executive officer’s performance, including achievement of objectives established early in the fiscal year for the executive and the relevant business unit or organization, contribution to Company performance and other accomplishments.

Determine payouts
>
Payouts of performance-based, at-risk elements of compensation to executives are determined based on actual performance with respect to the previously established measures, targets and individual objectives.

Who Does What
ROLE OF BOARD AND COMPENSATION COMMITTEE
Our Compensation Committee sets the philosophy, objectives, elements, policies and practices of compensation for our executive officers. In approving compensation levels and targets, individual objectives and financial performance measures and targets for our named executive officers, our Compensation Committee focuses on the relationship between our executive compensation program and the achievement of our financial goals and strategic objectives, with an emphasis on creating a “pay for profitable growth” environment.
With respect to compensation decisions, the independent directors of our Board make all final compensation decisions for our CEO (based on the recommendation of our Compensation Committee), and our Compensation Committee makes them for other executive officers (based on recommendations from our CEO). These decisions include: determining the types and levels of benefits; establishing performance measures, weightings and targets; setting target compensation values; granting equity awards; and determining payouts.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
Our Compensation Committee has the authority to retain compensation consultants and other advisors to assist it in fulfilling its duties and responsibilities and has directly retained FW Cook — a nationally recognized, independent executive compensation consulting firm — to provide it with objective analysis, recommendations on plan design, competitive market data and other advice and information related to CEO compensation and the compensation of other executive officers. Our Nominating and Governance Committee also has directly retained FW Cook to provide it with objective analysis, plan design recommendations, advice and information related to the compensation of our directors. FW Cook performs these services solely at the direction and under the supervision of our Compensation Committee or our Nominating and Governance Committee, as applicable, and does not provide any other services for, or receive other remuneration from, L3Harris.
With regard to FW Cook’s services related to CEO and other executive officer compensation, our Compensation Committee has sole authority to modify or approve FW Cook’s remuneration, determine the nature and scope of its services, evaluate its performance, terminate the engagement and engage a replacement or additional consultant at any time. Our Compensation Committee also regularly meets with FW Cook in executive session, without our CEO or other members of management present. Taking into consideration the independence factors in the NYSE listing standards and SEC rules, our Compensation Committee has made the determination that, in its business judgment, FW Cook was independent and that its work did not raise any conflicts of interest.
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COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

ROLE OF CEO
Our Compensation Committee considers recommendations from our CEO when making decisions regarding our executive compensation program and the compensation of our other executive officers. During the annual compensation planning process, our CEO recommends targets for all incentive compensation programs. The targets are based on our Board-approved annual operating plan and long-term strategic plan. As part of the annual performance review process, which includes an assessment of each executive officer’s performance against individual objectives, our CEO presents an evaluation of each executive officer’s contributions (including both strengths and development needs), reviews succession plans for each executive position and recommends specific compensation for the other executive officers, including base salary adjustments and annual cash incentive and equity awards.
Competitive Considerations
BENCHMARKING
Our Board and Compensation Committee use benchmarking as a reference point in the framework of its overall compensation decisions. Specifically, our Board and Compensation Committee generally set total target direct compensation for our CEO and other executives to approximate the median total direct compensation for comparable positions in our compensation peer group. However, actual compensation levels may differ from the median based on our Compensation Committee’s discretion, based on such factors as experience, position, responsibilities, tenure and contributions. Our Compensation Committee may also consider other broad compensation market data, including published compensation surveys.
For fiscal 2022, the L3Harris Compensation and Benefits Department performed a comprehensive assessment and benchmarking of the competitive compensation positioning of our named executive officers as well as the mix and elements of their compensation, primarily focusing on our compensation comparison peer group, but also using broad aerospace and defense and industrial compensation market data. Our Compensation Committee also engaged FW Cook to review, assess and validate our Compensation and Benefits Department’s assessment and benchmarking process.
COMPENSATION COMPARISON PEER GROUP
Our compensation comparison peer group is used to assess the competitiveness of our named executive officers’ compensation. We seek to include companies that compete with us for executive talent and are similar to us in industry, business model, revenue and/or market capitalization. Our Compensation Committee periodically reviews the composition of this peer group and makes changes it determines are appropriate based on changes to our businesses or to the attributes of companies in the group or the availability of their compensation data. Our independent compensation consultant, our CEO and members of management routinely provide input to our Compensation Committee regarding changes to the attributes of peer companies.
Compensation Comparison Peer Group for Fiscal 2022:
Following a thorough analysis of potential peer companies, our Compensation Committee determined that Spirit AeroSystems Holdings no longer met the criteria for inclusion in our peer group based on its revenue and market capitalization, and Spirit AeroSystems Holdings was removed from our peer group. As a result of this removal and the 2020 merger of Raytheon Company and United Technologies Corporation, two of our former peer companies, into Raytheon Technologies Corporation, management proposed, FW Cook endorsed and our Compensation Committee approved adding two addtional peer companies to the fiscal 2022 peer group and selected Jacobs Solutions Inc. and Illinois Tool Works Inc. based on their industry, business model, revenue and market capitalization.

Eaton Corporation plc	Jacobs Solutions Inc.	Parker Hannifin Corporation
Emerson Electric Co.	Leidos Holdings, Inc.	Raytheon Technologies Corporation
General Dynamics Corporation	Lockheed Martin Corporation	Rockwell Automation, Inc.
Honeywell International Inc.	Motorola Solutions, Inc.	Textron Inc.
Illinois Tool Works Inc.	Northrop Grumman Corporation
Compensation Comparison Peer Group for Fiscal 2023:
Management proposed, FW Cook endorsed and our Compensation Committee approved in October 2022 the same compensation comparison peer group for fiscal 2023 as was approved for fiscal 2022.
Relationship Between Compensation Plans and Risk
Our Compensation Committee has determined to undertake periodic reviews to assess whether our compensation strategies, plans, programs, policies or practices — either individually or in the aggregate — would encourage executives or employees to undertake unnecessary or excessive risks that would be reasonably likely to have a material adverse effect on the Company. A
L3HARRIS 2023 PROXY STATEMENT   53

COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

review will also be conducted when there are material changes to our program. The most recent review of this type took place in 2020, with the assistance of Aon Consulting, Inc.
Based on the most recent review, management and our Compensation Committee concluded that our compensation strategies, plans, programs, policies and practices were not reasonably likely to have a material adverse effect on us due to a variety of mitigating factors. These factors included:
>
An emphasis on long-term compensation that utilizes a balanced portfolio of compensation elements, such as cash and equity, and delivers rewards based on sustained performance over time;

>
The Compensation Committee’s power to set short- and long-term performance objectives for incentive plans that appropriately correlate with shareholder value and use multiple financial measures to measure performance;

>
Performance share unit awards that generally are tied to financial performance measures spanning overlapping three-year performance periods, creating a focus on driving sustained performance over multiple performance periods, which mitigates the potential for executives to take excessive risks to drive one-time, short-term performance spikes in any one performance period;

>
The use of equity awards with vesting periods to foster retention and align executives’ interests with those of shareholders;

>
Caps on potential payouts under both short-and long-term incentive plans to eliminate the potential for any windfalls;

>
A “clawback” policy that allows recovery of all or a portion of any performance-based compensation if financial statements are restated as a result of errors, omissions or fraud;

>
Share ownership guidelines; and

>
A broad array of competitive benefit programs that offer employees and executives an opportunity to build meaningful retirement assets and benefit protections throughout their careers.

Other Practices and Policies
CLAWBACK POLICY
Our executive compensation program permits us to recover all or a portion of any performance-based compensation, whether cash or equity, if our financial statements are restated as a result of errors, omissions or fraud. The amount that may be recovered is the amount by which the affected compensation exceeds the compensation that would have been payable had the financial statements been initially filed as restated, or any greater or lesser amount that our Compensation Committee or the independent members of our Board determine (but not less than the amount required to be repaid or recovered as a matter of law). Recovery of such amounts by L3Harris would be in addition to any actions that might be taken by law enforcement agencies, regulators or other authorities. We expect to modify our current policies to reflect the applicability of the NYSE listing standards implementing the final rule promulgated by the SEC for recovery of erroneously awarded compensation once applicable to L3Harris.
STOCK OWNERSHIP GUIDELINES FOR OFFICERS
To further promote management’s ownership of our shares and more closely align management and shareholder interests, our Compensation Committee has established the following stock ownership guidelines for our Board-elected or appointed officers.
Executives are expected to meet the ownership levels shown below by the end of the five-year period from their hire date or from their promotion into a position covered by the guidelines. They are not permitted to sell our shares (other than to pay the exercise price and related taxes upon the exercise of stock options) until they have met that goal.
Stock Ownership (as a multiple of base salary)
54   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

What counts:	Shares owned outright or jointly by the executive, shares credited under any retirement plan sponsored by us, share equivalents represented by amounts deferred in the L3Harris Stock Fund account of our ERSP and restricted stock and restricted stock unit awards (on an after-tax basis).
What doesn’t count:	Stock options (including performance stock options) and unearned performance share units.
Our Compensation Committee conducts an annual review to assess compliance with the guidelines. As of February 24, 2023, our CEO has met and all of our other named executive officers met or were on track to meet the applicable stock ownership guidelines within the applicable timeframe.
For a discussion of stock ownership guidelines for our non-employee directors, see page 27.
POLICIES ON INSIDER TRADING, 10B5-1 PLANS AND HEDGING AND PLEDGING
Our insider trading policy prohibits directors, employees and certain of their family members from purchasing or selling any type of security (whether issued by us or another company) while such person is aware of material non-public information (except pursuant to an approved 10b5-1 trading plan), or from providing such material non-public information to any person who may trade while aware of such information. This policy also prohibits directors and employees from engaging in short sales with respect to our securities and from entering into hedging, puts, calls or other derivative transactions with respect to our securities. We also have procedures that require trades by directors and executive officers to be pre-cleared by our General Counsel or his staff.
We also require all of our executive officers and directors to utilize 10b5-1 trading plans, which must comply with the provisions of Rule 10b5-1 and also be pre-cleared by our General Counsel or his staff. We require a cooling off period of not less than (and in certain circumstances more than) 90 days after the plan is adopted. We limit executive officers to a single 10b5-1 trading plan in effect at any time, subject to limited exceptions in accordance with Rule 10b5-1.
Our policies prohibit directors and executives from purchasing our stock on margin, holding our stock in a margin account or otherwise pledging our stock as collateral for margin accounts, loans or any other purpose. We do permit the use of  “cashless exercise” procedures to exercise stock options granted by us if such exercise complies with our insider trading and other relevant policies. None of our directors or executive officers pledged our stock during our fiscal 2022.
EQUITY GRANTS BY CEO
As permitted under our equity incentive plans, our Board has delegated to our CEO the authority to grant equity awards to employees who are not executive officers. Such grants are subject to our equity grant policy. The annual maximum number of shares underlying the awards that may be granted pursuant to this delegation is set by our Compensation Committee, which reviews these awards annually.
Tax and Accounting Considerations
TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Internal Revenue Code generally prohibits a public company from deducting compensation paid in any year in excess of  $1 million to its CEO or any of its four other most highly compensated executive officers. In evaluating executive compensation components, our Compensation Committee considers the net cost to us as well as its ability to effectively administer executive compensation in the long-term interest of shareholders and in a manner designed to promote corporate goals. Accordingly, our Compensation Committee retains the flexibility to approve elements of compensation that it believes are consistent with the objectives of our executive compensation program, even if that might result in the non-deductibility of certain compensation under the Internal Revenue Code.
NONQUALIFIED DEFERRED COMPENSATION
Under Section 409A of the Internal Revenue Code, “nonqualified deferred compensation” must be deferred and paid under plans or arrangements that satisfy certain requirements with respect to the timing of deferral elections, timing of payments and certain other matters. If these requirements are not complied with, amounts deferred under compensation arrangements that are subject to Section 409A will be currently includable in income to the employee and subject to an excise tax to be assessed on the employee. In general, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees so that they either are exempt from, or satisfy the requirements of, Section 409A.
ACCOUNTING FOR EQUITY-BASED COMPENSATION
Before we grant equity-based compensation awards, we consider the accounting impact of the award. This involves analyzing the award’s impact both as structured and in other possible scenarios.
L3HARRIS 2023 PROXY STATEMENT   55

COMPENSATION
COMMITTEE
REPORT

The following Report of our Compensation Committee (this “Compensation Committee Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Compensation Committee Report by reference therein.
The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” section of this proxy statement. Based on its review and discussion, the Compensation Committee has recommended to the Board of Directors of L3Harris Technologies, Inc., and the Board of Directors of L3Harris Technologies, Inc. has approved, that this Compensation Discussion and Analysis be included in this proxy statement for the 2023 Annual Meeting of Shareholders and incorporated by reference in L3Harris Technologies, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 30, 2022.
Submitted on March 7, 2023 by the Compensation Committee of the Board of Directors of L3Harris Technologies, Inc.
Lewis Hay III, Chair
Thomas A. Dattilo
Lewis Kramer
Rita S. Lane
56   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES

FISCAL 2022 SUMMARY COMPENSATION TABLE
The following table summarizes the compensation paid to, or accrued on behalf of, our named executive officers for our fiscal year ended December 30, 2022 (fiscal 2022), fiscal year ended December 31, 2021 (fiscal 2021) and fiscal year ended January 1, 2020 (fiscal 2020). The following table and the Grants of Plan-Based Awards in Fiscal 2022 Table on page 60 should be viewed together for a more complete presentation of both the annual and long-term incentive compensation elements of our executive compensation program.
Name and Principal Position*	Year	Salary $(1)	Bonus $(2)	Stock Awards $(3)	Option Awards $(4)	Non-Equity Incentive Plan Compensation $(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings $	All Other Compensation $(6)	Total $
Christopher E. Kubasik Chair and Chief Executive Officer and Former Vice Chair	2022	$1,500,000	$0	$8,913,013	$2,875,052	$2,625,000	$0	$801,164	$16,714,229
	2021	$1,500,000	$0	$8,287,958	$2,750,012	$2,750,000	$0	$409,779	$15,697,749
	2020	$1,492,308	$0	$8,232,063	$2,562,504	$2,850,000	$0	$2,511,221	$17,648,096
Michelle L. Turner(7) Chief Financial Officer	2022	$706,731	750,000	$3,288,058	$1,975,053	$675,000	$0	$518,229	$7,913,071
Jonathan P. Rambeau(8) President, Integrated Mission Systems	2022	$153,365	$660,000	$3,000,147	$500,045	$112,000	$0	$1,097,730	$5,523,287
Sean J. Stackley(9) Senior Vice President, Strategy , Growth & Technology and Former President, Integrated Mission Systems	2022	$679,615	$0	$1,937,853	$625,011	$560,000	$0	$158,796	$3,961,275
	2021	$645,385	$0	$1,318,858	$437,536	$700,000	$0	$101,650	$3,203,429
Edward J. Zoiss President, Space & Airborne Systems	2022	$679,615		$1,705,240	$550,032	$570,000	$0	$153,506	$3,658,393
	2021	$645,385	$0	$1,318,858	$437,536	$610,000	$0	$104,635	$3,116,414
	2020	$616,923	$0	$1,284,990	$400,015	$720,000	$0	$84,217	$3,106,145
William M. Brown(10) Former Executive Chair	2022	$738,462	$0	$4,456,745	$1,437,526	$1,312,500		$993,484	$8,938,717
	2021	$1,500,000	$0	$8,287,958	$2,750,012	$2,750,000	$0	$419,785	$15,707,755
	2020	$1,492,308	$0	$8,232,063	$2,562,504	$2,850,000	$0	$315,778	$15,452,653
Jesus Malave, Jr. (11) Former Senior Vice President and Chief Financial Officer	2022	$43,846	$0	$0	$0	$0	$0	$10,131	$53,977
	2021	$750,769	$0	$1,808,428	$600,021	$0	$0	$114,987	$3,274,205
	2020	$688,462	$0	$1,686,846	$525,007	$775,000	$0	$45,002	$3,720,317

*
Effective October 17, 2022, Mr. Stackley was named Senior Vice President, Strategy , Growth & Technology and ceased serving as President of Integrated Mission Systems. On June 29, 2022, Mr. Brown retired from his role as Executive Chair of the Board and Mr. Kubasik concurrently assumed the position of Chair of the Board.

(1)
The “Salary” column reflects the base salary amount (not base salary) for each of our named executive officers for the respective fiscal year. Amounts shown include any portion of base salary deferred and contributed by our named executive officers to our RSP or ERSP. See the Fiscal 2022 Nonqualified Deferred Compensation Table on page 66 and related notes for information regarding contributions by our named executive officers to our ERSP.

(2)
The amounts shown for Ms. Turner and Mr. Rambeau for fiscal 2022 represent one-time cash sign-on bonuses paid under the terms of the Turner Offer Letter Agreement and the Rambeau Offer Letter Agreement, respectively. See “Employment and Separation Agreements” on page 49 for details.

(3)
The “Stock Awards” column reflects the aggregate grant date fair value computed in accordance with ASC 718 for the respective fiscal year with respect to performance share units and restricted stock units granted to our named executive officers. Amounts reflect our accounting for these awards and do not necessarily correspond to the actual values that may be realized by our named executive officers. The grant date fair values of performance share units granted in fiscal 2022, fiscal 2021 and fiscal 2020 were determined as of the grant date using a multifactor Monte Carlo valuation model that simulates

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COMPENSATION TABLES FISCAL 2022 SUMMARY COMPENSATION TABLE

our stock price and TSR relative to other companies in the S&P 500, less a discount because dividends are not payable on performance share units during the performance period. The grant date fair values of restricted stock units were determined as of the grant date using the closing market price of our common stock on the grant date. Although dividends also are not payable on restricted stock units during the restriction period, the grant date fair values of restricted stock units do not reflect any discounts. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions.
As noted, the grant date fair values of performance share units granted in fiscal 2022, fiscal 2021 and fiscal 2020 reflect discounts (because dividends are not payable on performance share units during the performance period), which discounts were approximately: (a) $13.65 per share for fiscal 2022 performance share units granted in February 2022; (b) $11.91 per share for fiscal 2021 performance share units granted in February 2021; and (c) $9.56 per share for fiscal 2020 performance share units granted in February 2020. For all grants of performance share units, each performance share unit earned at the end of the applicable multi-year performance period and paid out receives accrued dividend equivalents in an amount equal to the cash dividends or other distributions, if any, which are paid with respect to an issued and outstanding share of our common stock during the performance period. Payment of such dividend equivalents is made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. Dividends declared with respect to issued and outstanding shares of our common stock were $4.48, $4.08 and $3.90 per share in fiscal 2022, fiscal 2021 and fiscal 2020, respectively. The dollar value of dividend equivalents paid on vested performance share units is included in the “All Other Compensation” column, when the value of such dividend equivalents paid was not factored into the grant date fair value of the underlying performance shares units.
The grant date fair values of performance share units were computed based on the probable outcome of the performance conditions as of the grant date of such awards, which was at target. The respective grant date fair values of the performance share units granted in fiscal 2022, fiscal 2021 and fiscal 2020, as applicable, assuming at such grant date the maximum payment (200% of target for performance share units granted in fiscal 2022, fiscal 2021 and fiscal 2020), would have been as follows: Mr. Kubasik — $12,075,608, $11,795,882 and $11,338,964; Ms. Turner — $2,625,494; Mr. Stackley — $2,625,494 and $1,876,964; Mr. Zoiss — $2,310,180, $1,876,964 and $1,769,964; Mr. Brown — $6,038,048, $11,795,882 and $11,338,964; and Mr. Malave —  $0, $2,573,754 and $2,323,350. Mr. Rambeau was not granted performance share units in fiscal 2022. See the Grants of Plan-Based Awards in Fiscal 2022 Table on page 60 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement for information with respect to equity awards granted in fiscal 2022 and the Outstanding Equity Awards at 2022 Fiscal Year End Table on page 62 and related notes for information with respect to equity awards granted prior to fiscal 2022.
(4)
The “Option Awards” column reflects the aggregate grant date fair value computed in accordance with ASC 718 for the respective fiscal year with respect to stock options granted to our named executive officers. Amounts reflect our accounting for these option grants and do not necessarily correspond to the actual values that may be realized by our named executive officers. The grant date fair values of these option grants were calculated as of the grant date using the Black-Scholes-Merton option-pricing model. The grant date fair values per share of our common stock underlying these option grants were as follows: (a) $65.83 for option grants made on November 1, 2022 to Mr. Rambeau in connection with his hiring; (b) $46.16 for option grants made on February 1, 2022 to Ms. Turner in connection with her hiring; (c) $54.02 for fiscal 2022 stock option grants on February 25, 2022; (d) $42.16 for fiscal 2021 stock option grants in February 2021; and (e) $34.49 for fiscal 2020 stock option grants in February 2020. The assumptions used for the valuations are set forth in the Notes to our audited consolidated financial statements in our Annual Reports on Form 10-K for fiscal 2022 (Note 15), fiscal 2021 (Note 15) and fiscal 2020 (Note 16), respectively. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. See the Grants of Plan-Based Awards in Fiscal 2022 Table on page 60 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement for information with respect to stock options granted in fiscal 2022 and the Outstanding Equity Awards at 2022 Fiscal Year End Table on page 62 and related notes for information with respect to stock options and performance stock options granted prior to fiscal 2022.

(5)
The “Non-Equity Incentive Plan Compensation” column reflects payouts to our named executive officers of cash amounts earned under our Annual Incentive Plan. Amounts shown include any portion of these payouts deferred and contributed by the recipient to our RSP or ERSP. See the Fiscal 2022 Nonqualified Deferred Compensation Table on page 66 and related notes for information regarding contributions by our named executive officers to our ERSP. For additional information about our Annual Incentive Plan and these payouts, see the “Compensation Discussion and Analysis” section of this proxy statement and the Grants of Plan-Based Awards in Fiscal 2022 Table on page 60 and related notes.

(6)
The following table describes the components of the “All Other Compensation” column for fiscal 2022:

Fiscal 2022 All Other Compensation Table
Name	Life Insurance Premiums (a)	Company Contributions to RSP (b)	Company Credits to ERSP (nonqualified) (c)	Equity Cash Dividends (d)	Perquisites and Other Personal Benefits and Other Payments (e)	Total
Christopher E. Kubasik	$4,875	$13,846	$241,154	$336,973	$204,315	$801,164
Michelle L. Turner	$1,969	$0	$0	$0	$516,260	$518,229
Jonathan P. Rambeau	$363	$0	$0	$0	$1,097,367	$1,097,730
Sean J. Stackley	$1,789	$9,331	$73,446	$52,600	$21,630	$158,796
Edward J. Zoiss	$1,899	$6,581	$70,796	$52,600	$21,630	$153,506
William M. Brown	$2,438	$17,038	$192,269	$336,973	$444,765	$993,484
Jesus Malave, Jr.	$190	$2,631	$0	$0	$7,310	$10,131

(a)
Reflects the dollar value of premiums paid by us for life insurance for our named executive officers under our broad-based group basic life insurance benefit.

(b)
Reflects our contributions credited to accounts of our named executive officers under our RSP, which is a tax-qualified, defined contribution plan.

(c)
Reflects our credits to accounts of our named executive officers under our ERSP, which is an unfunded, nonqualified defined contribution retirement plan. For additional information regarding these credits and our ERSP, see the “Nonqualified Deferred Compensation” section beginning on page 65, including the Fiscal 2022 Nonqualified Deferred Compensation Table and related notes.

(d)
Reflects the dollar value of dividend equivalents paid on vested performance share units, when the value of such dividend equivalents paid was not factored into the grant date fair value of the underlying performance shares units.

(e)
Amount for each of Messrs. Kubasik, Stackley and Zoiss included $21,630, for Mr. Malave included $1,244 and for Ms. Turner included $18,238, in each case for Company-paid financial planning and advice, and federal and state tax preparation services from a designated third-party provider (but

58   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES FISCAL 2022 SUMMARY COMPENSATION TABLE

no tax assistance for payment of taxes for such services). Amounts for Messrs. Kubasik and Malave and Ms. Turner included $10,000, $6,066 and $1,258, respectively, for charitable gift matching payments under the Company foundation’s charitable gift matching program. Amounts for Messrs. Kubasik and Brown included $49,759 and $55,790, respectively, for personal use of Company-owned aircraft and $4,098 and $3,503, respectively, for Company-paid physical examinations. Amounts for Mr. Kubasik also include $118,828 for security and company provided vehicle-related expenses. Amounts for Ms. Turner and Mr. Rambeau included $496,765 and $8,367, respectively, for customary relocation expenses for their relocation to Melbourne, Florida (inclusive of tax assistance for payment of taxes for such taxable expenses), in each case pursuant to such named executive officer’s Offer Letter Agreement. See “Employment and Separation Agreements” on page 49 for details. The amount for Mr. Rambeau also included $1,000,000 in make whole payments and $89,000 in legal expenses paid in connection with his hiring pursuant to his Offer Letter Agreement. See “Employment and Separation Agreements” on page 49 for details. The amount for Mr. Brown includes payments earned in connection with his retirement pursuant to the Brown Letter Agreement totaling $385,472, which consist of  $31,613 in COBRA payments, $159,764 in benefit continuation payments (inclusive of estimated tax expenses for payment of taxes), $130,195 for administrative support and $63,900 for office space. See “Employment and Separation Agreements” on page 49 for details.
The incremental cost to us of personal use of Company-owned aircraft is calculated based on our average variable operating costs, which include fuel, maintenance, weather-monitoring, on-board catering, trip-related hangar/parking, landing/ramp fees and other miscellaneous variable costs. Our total annual variable operating costs are divided by the annual number of miles the Company-owned aircraft flew to derive an average variable cost per mile, which is then multiplied by the miles flown for personal use to derive the incremental cost. The methodology excludes fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, purchase costs of the aircraft and non-trip related hangar expenses. The taxable benefit associated with personal use of Company-owned aircraft is imputed at “Standard Industry Fare Level” rates to the applicable named executive officers, who do not receive any gross-up for payment of taxes for such imputed income. The amount related to the loss of tax deduction to us due to the personal use of Company-owned aircraft under the Internal Revenue Code is not included.
As noted above, we also offer a supplemental long-term disability benefit to employees with eligible compensation in excess of  $400,000 and offer our executives the option to participate in a group excess liability umbrella policy. No premiums are payable by us for these benefits and there is no incremental cost reflected for our named executive officers.
Certain Company-related events may include meetings and receptions with our customers, executive management or Board attended by the named executive officer and a spouse or guest. If the Company-owned aircraft is used and a spouse or guest travels with the named executive officer, no amounts are included because there is no incremental cost to us. We also have Company-purchased tickets to athletic or other events generally for business purposes. In limited instances, executives, including our named executive officers, may have personal use of Company-purchased event tickets. No amounts are included because event tickets are purchased in advance for business purposes, and limited personal use has no incremental cost. For a discussion of perquisites and other personal benefits provided to our named executive officers, see the “Compensation Discussion and Analysis” section of this proxy statement.
(7)
Ms. Turner joined L3Harris on January 24, 2022 and was not a named executive officer of L3Harris prior to fiscal 2022.

(8)
Mr. Rambeau joined L3Harris on October 17, 2022 and was not a named executive officer of L3Harris prior to fiscal 2022.

(9)
Mr. Stackley was not a named executive officer of L3Harris prior to fiscal 2021.

(10)
Mr. Brown retired on June 29, 2022.

(11)
Mr. Malave resigned on January 21, 2022.

Salary and Bonus as a Proportion of Fiscal 2022 Total Compensation
Using the amounts shown under the “Salary” and “Bonus” and “Total” columns in the Fiscal 2022 Summary Compensation Table, the salary and bonus of each of our named executive officers as a proportion of such named executive officer’s fiscal 2022 total compensation were as follows:
Name	Salary and Bonus as Proportion of Fiscal 2022 Total Compensation
Christopher E. Kubasik	9.0%
Michelle L. Turner	18.4%
Jonathan P. Rambeau	14.7%
Sean J. Stackley	17.2%
Edward J. Zoiss	18.6%
William M. Brown	8.3%
Jesus Malave, Jr.	81.2%
L3HARRIS 2023 PROXY STATEMENT   59

COMPENSATION TABLES GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022 TABLE

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022 TABLE
The following table provides information about cash (non-equity) and equity incentive compensation plan-based awards granted to our named executive officers in fiscal 2022, including: (1) the grant date and approval date of equity awards; (2) the range of cash payouts that were possible in respect of awards under our Annual Incentive Plan; (3) the range of performance share units that may be earned in respect of grants under performance share unit awards; (4) grants under restricted stock unit awards; (5) the number of shares underlying, and exercise price of, stock option grants; and (6) the grant date fair value of grants under performance share unit and restricted stock unit awards and stock options grants computed under ASC 718. Mr. Malave is not included in this table because he was not granted non-equity- or equity-based awards during fiscal 2022.
	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name/Type of Award			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Christopher E. Kubasik
Annual Incentive Plan	—	—	450,000	3,000,000	6,000,000	—	—	—	—	—	—	—
Performance share units	2/25/2022	2/25/2022	—	—	—	4,925	24,625	49,250	—	—	—	6,037,804
Restricted stock units	2/25/2022	2/25/2022	—	—	—	—	—	—	12,313	—	—	2,875,209
Stock options	2/25/2022	2/25/2022	—	—	—	—	—	—	—	53,222	233.51	2,875,052
Michelle, L. Turner
Annual Incentive Plan	—	—	112,500	750,000	1,500,000	—	—	—	—	—	—	—
Performance share units	2/25/2022	2/24/2022	—	—	—	1,071	5,354	10,708	—	—	—	1,312,747
Restricted stock units(7)	2/1/2022	1/21/2022	—	—	—	—	—	—	6,432	—	—	1,350,205
Restricted stock units	2/25/2022	2/24/2022	—	—	—	—	—	—	2,677	—	—	625,106
Stock options(8)	2/1/2022	1/21/2022	—	—	—	—	—	—	—	29,247	209.92	1,350,042
Stock options	2/25/2022	2/24/2022	—	—	—	—	—	—	—	11,570	233.51	625,011
Jonathan P. Rambeau
Annual Incentive Plan	—	—	11,054	147,390	294,780	—	—	—	—	—	—	—
Restricted stock units(7)	11/1/2022	8/8/2022	—	—	—	—	—	—	12,441	—	—	3,000,147
Stock options(8)	11/1/2022	8/8/2022	—	—	—	—	—	—	—	7,596	241.15	500,045
Sean J. Stackley
Annual Incentive Plan	—	—	61,819	685,000	1,370,000	—	—	—	—	—	—	—
Performance share units	2/25/2022	2/24/2022	—	—	—	1,071	5,354	10,708	—	—	—	1,312,747
Restricted stock units	2/25/2022	2/24/2022	—	—	—	—	—	—	2,677	—	—	625,106
Stock options	2/25/2022	2/24/2022	—	—	—	—	—	—	—	11,570	233.51	625,011
Edward J. Zoiss
Annual Incentive Plan	—	—	51,375	685,000	1,370,000	—	—	—	—	—	—	—
Performance share units	2/25/2022	2/24/2022	—	—	—	942	4,711	9,422	—	—	—	1,155,090
Restricted stock units	2/25/2022	2/24/2022	—	—	—	—	—	—	2,356	—	—	550,150
Stock options	2/25/2022	2/24/2022	—	—	—	—	—	—	—	10,182	233.51	550,032
William M. Brown
Annual Incentive Plan(9)	—	—	225,000	1,500,000	3,000,000	—	—	—	—	—	—	—
Performance share units	2/25/2022	2/25/2022	—	—	—	2,463	12,313	24,626	—	—	—	3,019,024
Restricted stock units	2/25/2022	2/25/2022	—	—	—	—	—	—	6,157	—	—	1,437,721
Stock options	2/25/2022	2/25/2022	—	—	—	—	—	—	—	26,611	233.51	1,437,526
60   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022 TABLE

(1)
The “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” column shows the range of cash payouts that were possible in respect of awards under our Annual Incentive Plan (no payout is made for performance below threshold) in respect of our fiscal 2022 performance. Amounts actually earned under our Annual Incentive Plan for fiscal 2022 were determined and approved by our independent directors, in the case of Messrs. Kubasik and Brown and our Compensation Committee, in the case of our other named executive officers, in February 2023 and paid soon thereafter and are reported under the “Non-Equity Incentive Plan Compensation” column in the Fiscal 2022 Summary Compensation Table on page 57. For additional information related to our Annual Incentive Plan and these payouts, including financial performance measures and associated weighting and targets, see the “Compensation Discussion and Analysis” section of this proxy statement.

(2)
The “Estimated Future Payouts Under Equity Incentive Plan Awards” column shows the range of shares that were possible to earn at the time of grant in respect of the grants of performance share units under our Equity Incentive Plan in fiscal 2022 for the three-year performance period of fiscal 2022-2024. For these grants of performance share units, the number of shares that were possible to earn at the time of grant ranged from 0% to a maximum of 200% of the target number of performance share units based on the extent of weighted achievement of targets for the 3-year cumulative EPS and 3-year enduring target ROIC for the performance period, subject to possible adjustment based on our TSR relative to other companies in the S&P 500.

For additional information related to the performance measures and associated weighting, see the “Compensation Discussion and Analysis” section of this proxy statement. For these grants, cash dividend equivalents are not payable during the performance period on performance share units, and instead, each performance share unit earned and paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the performance period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. For these grants, an executive officer must remain employed with us through the last day of the performance period to earn an award; however: (a) a pro-rata portion of the award will be earned if employment terminates (i) subject to a minimum holding period ending on the last day of the first fiscal year of the three-year performance period, as a result of qualifying retirement (after age 60 with 5 or more years of full-time service and meeting certain advance notice and other criteria) or involuntary termination other than for cause or (ii) as a result of death or disability (in which cases, the pro-rata portion is based on target and the period worked during the performance period and paid out promptly. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 67 for the treatment of these performance share units upon a termination of employment or change in control. For additional information related to the terms and conditions of these performance share units, see the Outstanding Equity Awards at 2022 Fiscal Year End Table on page 62 and related notes.
(3)
The “All Other Stock Awards: Number of Shares of Stock or Units” column shows restricted stock units granted under our Equity Incentive Plan in fiscal 2022. For these grants, cash dividend equivalents are not payable during the restriction period on restricted stock units, and instead, each restricted stock unit paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the restriction period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of restricted stock units after completion of the restriction period. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 67 for the treatment of these restricted stock units upon a termination of employment or change in control. For additional information related to the terms and conditions of these restricted stock units, see the Outstanding Equity Awards at 2022 Fiscal Year End Table on page 62 and related notes.

(4)
The “All Other Option Awards: Number of Securities Underlying Options” column shows the number of shares of our common stock underlying stock options granted under our Equity Incentive Plan in fiscal 2022, which expire no later than 10 years from the grant date. Except for 29,247 and 7,596 stock options granted to Ms. Turner and Mr. Rambeau, respectively, which vest on the third anniversary of their respective grant dates, these stock options vest in equal installments of one-third each on the first, second and third anniversary of the grant date, subject to the recipient’s continued employment through the applicable vesting date. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 67 for the treatment of these stock options upon a termination of employment or change in control. For additional information related to the terms and conditions of these stock options, see the Outstanding Equity Awards at 2022 Fiscal Year End Table on page 62 and related notes.

(5)
The “Exercise or Base Price of Option Awards” column shows the exercise price per share for the stock options at the time of grant, which was the closing market price per share of our common stock on the grant date.

(6)
The “Grant Date Fair Value of Stock and Option Awards” column shows the aggregate grant date fair value computed in accordance with ASC 718 of performance share units (at target), restricted stock units and stock options granted in fiscal 2022. In accordance with SEC rules, the amounts in this column reflect the grant date fair value without reduction for estimates of forfeitures related to service-based vesting conditions.

The grant date fair values of these performance share units were computed based on the probable outcome of the performance conditions as of the grant date of such awards (which was at target) and were determined as of the grant date using a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to other companies in the S&P 500 (which yielded a valuation of approximately $258.83 per share), less a discount (approximately $13.65 per share) because dividends are not paid on performance share units during the performance period, for a grant date fair value of  $245.19 per share.
The grant date fair values of these restricted stock units were determined as of the grant date using the $233.51 closing market price of our common stock on the grant date, except for 6,432 and 12,441 restricted stock units granted to Ms. Turner and Mr. Rambeau, respectively, for which the fair values were determined using the $209.92 and $241.15 closing market prices of our common stock on February 1, 2022 and November 1, 2022, respectively.
The grant date fair values of these stock options were calculated at the grant date using the Black-Scholes-Merton option-pricing model. The grant date fair value per share of our common stock underlying these stock options was $54.02, except for 29,247 and 7,596 stock options granted to Ms. Turner and Mr. Rambeau, respectively, for which the grant date fair values were $46.16 and $65.83, respectively.
The assumptions used for the valuations are set forth in Note 15 to our audited consolidated financial statements in our Annual Report on Form 10-K for our fiscal year ended December 30, 2022. These amounts reflect our accounting for these grants and do not necessarily correspond to the actual values that may be realized by our named executive officers.
(7)
Represents restricted stock units granted to Ms. Turner and Mr. Rambeau in connection with their respective Offer Letter Agreements.

(8)
Represents non-qualified stock options granted to Ms. Turner and Mr. Rambeau in connection with their respective Offer Letter Agreements.

(9)
Represents pro-rated award through Mr. Brown’s retirement. Upon his retirement from the Company, Mr. Brown was entitled to 50% of his annual incentive award, as adjusted for performance following completion of the fiscal year.

L3HARRIS 2023 PROXY STATEMENT   61

COMPENSATION TABLES OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END TABLE

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL
YEAR END TABLE
The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by each of our named executive officers as of December 30, 2022. Each grant of outstanding unexercised stock options or unvested stock awards is shown separately for each named executive officer. The vesting schedule for each grant of outstanding unexercised stock options is shown in the footnotes following this table. As a result of Mr. Malave’s resignation, he had no outstanding equity awards at the 2022 fiscal year end and is omitted from this table.
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards:
Name/Option Grant Date(1)								Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
Christopher E. Kubasik
10/30/2015	46,258	0	—	$97.24	10/30/2025	12,313	$2,563,690	60,470	$12,590,459
2/16/2016	76,190	0	—	$89.39	2/16/2026	15,118	$3,147,719	49,250	$10,254,343
2/21/2017	56,624	0	—	$129.85	2/21/2027	12,960	$2,698,402	109,720	$22,844,801
12/20/2017	112,138	0	—	$149.31	12/20/2027	40,391	$8,409,810
2/20/2018	97,171	0	—	$162.30	2/20/2028
8/1/2019	129,501	0	—	$204.85	8/1/2029
2/28/2020	49,531	24,766	—	$197.73	2/28/2030
2/26/2021	21,742	43,486	—	$181.91	2/26/2031
2/25/2022	0	53,222	—	$233.51	2/25/2032
	589,155	121,474
Michelle L. Turner
2/1/2022	0	29,247	—	$209.92	2/1/2032	2,677	$557,378
2/25/2022	0	11,570	—	$233.51	2/25/2032	6,432	$1,339,207	10,708	$2,229,513
	0	40,817				9,109	$1,896,585
Jonathan P. Rambeau
11/1/2022	0	7,596	—	$241.15	11/1/2032	12,441	$2,590,341
Sean J. Stackley
2/20/2018	2,210	0	—	$162.30	2/20/2028	2,677	$557,378	9,622	$2,003,397
8/1/2019	34,707	0	—	$204.85	8/1/2029	2,406	$500,953	10,708	$2,229,513
2/28/2020	7,732	3,866	—	$197.73	2/28/2030	2,023	$421,209	20,330	$4,232,909
2/26/2021	3,459	6,919	—	$181.91	2/26/2031	7,106	$1,479,540
2/25/2022	0	11,570	—	$233.51	2/25/2032
	48,108	22,355
Edward J. Zoiss
8/26/2016	17,800	0	—	$90.84	8/26/2026	2,356	$490,543	9,622	$2,003,397
8/25/2017	12,277	0	—	$119.66	8/25/2027	2,406	$500,953	9,422	$1,961,755
8/24/2018	9,012	0	—	$163.23	8/24/2028	2,023	$421,209	19,044	$3,965,151
8/1/2019	34,707	0	—	$204.85	8/1/2029	6,785	$1,412,705
2/28/2020	7,732	3,866	—	$197.73	2/28/2030
2/26/2021	3,459	6,919	—	$181.91	2/26/2031
2/25/2022	0	10,182	—	$233.51	2/25/2032
	84,987	20,967
William M. Brown
8/27/2016	303,820	0	—	$90.84	8/27/2026			60,470	$12,590,459
8/25/2017	118,429	0	—	$119.66	8/25/2027			24,626	$5,127,379
8/25/2018	75,524	0	—	$163.23	8/25/2028			85,096	$17,717,838
8/1/2019	129,501	0	—	$204.85	8/1/2029
2/28/2020	74,297	0	—	$197.73	2/28/2030
2/26/2021	65,228	0	—	$181.91	2/26/2031
2/25/2022	26,611	0	—	$233.51	2/25/2032
	793,410	0
62   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END TABLE

(1)
All options granted are nonqualified stock options. The exercise price for all stock options, other than stock options granted to Messrs. Kubasik and Stackley prior to August 1, 2019, is the closing market price of a share of our common stock on the grant date, except that the grants made to Mr. Brown by Harris’ independent directors on August 27, 2016 and August 25, 2018 were annual grants made on a Saturday using the closing market price on the prior business day in accordance with the terms of our Equity Incentive Plan. The stock options granted to Messrs. Kubasik and Stackley prior to August 1, 2019 are stock options originally granted by L3 to purchase shares of L3 common stock at an exercise price equal to the closing market price of a share of L3’s common stock on the grant date, each of which was converted on June 29, 2019 upon completion of the Merger pursuant to the Merger Agreement into an option to purchase a number of shares of our common stock equal to the original number of shares of L3 common stock subject to the L3 stock option multiplied by 1.30 (the exchange ratio in the Merger), at an exercise price equal to the original exercise price of the L3 stock option divided by 1.30. The exercise price for all stock options may be paid in cash and/or shares of our common stock, or an option holder may use “broker assisted cashless exercise” procedures. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 67 for the treatment of these options upon a termination of employment or change in control.

(2)
The following table details the regular vesting schedule for all unvested stock options as of December 30, 2022 for each named executive officer. In general, options expire 10 years from the grant date.

Name	Grant Date	Option Vesting Date	Number of Shares Underlying Options
Christopher E. Kubasik	2/28/2020	2/28/2023	24,766
	2/26/2021	2/26/2023	21,743
		2/26/2024	21,743
	2/25/2022	2/25/2023	17,740
		2/25/2024	17,741
		2/25/2025	17,741
Michelle L. Turner	2/1/2022	2/1/2025	29,247
	2/25/2022	2/25/2023	3,856
		2/25/2024	3,857
		2/25/2025	3,857
Jonathan P. Rambeau	11/1/2022	11/1/2025	7,596
Sean J. Stackley	2/28/2020	2/28/2023	3,866
	2/26/2021	2/26/2023	3,459
		2/26/2024	3,460
	2/25/2022	2/25/2023	3,856
		2/25/2024	3,857
		2/25/2025	3,857
Edward J. Zoiss	2/28/2020	2/28/2023	3,866
	2/26/2021	2/26/2023	3,459
		2/26/2024	3,460
	2/25/2022	2/25/2023	3,394
		2/25/2024	3,394
		2/25/2025	3,394

(3)
The first row for Messrs. Kubasik, Stackley and Zoiss (and the second row for Ms. Turner) is restricted stock units granted on February 25, 2022 that vest on February 25, 2025. The first row for Ms. Turner is restricted stock units granted on February 1, 2022 granted in connection with the Turner Offer Letter Agreement that vest on February 1, 2025. The first row for Mr. Rambeau is restricted stock units granted on November 1, 2022 granted in connection with the Rambeau Offer Letter Agreement that vest ratably on November 1, 2023, November 1, 2024 and November 1, 2025. The second row Messrs. Kubasik, Stackley and Zoiss is restricted stock units granted on February 26, 2021 that vest on February 26, 2024. The third row for Messrs. Kubasik, Stackley and Zoiss is restricted stock units granted on February 28, 2020 that vest on February 28, 2023.

For these restricted stock unit awards, cash dividend equivalents are not payable during the restriction period, and instead, each restricted stock unit paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the restriction period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of restricted stock units after completion of the restriction period. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 67 for the treatment of these restricted stock unit awards upon a termination of employment or change in control.
(4)
The market value shown was determined by multiplying the number of restricted stock units that had not vested by the $208.21 closing market price per share of our common stock on December 30, 2022, the last trading day of our fiscal year ended December 30, 2022.

(5)
The first row for each named executive officer (except Ms. Turner and Mr. Rambeau) is performance share units granted in fiscal 2021 for the three-year performance period of fiscal 2021-2023. The first row for Ms. Turner is performance share units granted in fiscal 2022 for the three-year performance period of fiscal 2022-2024. The second row for each named executive officer (except Ms. Turner and Mr. Rambeau) is performance share units granted in fiscal 2022 for the three-year performance period of fiscal 2022-2024. The numbers of performance share units and related values as of December 30, 2022 represent payouts at maximum for fiscal 2021-2023 and fiscal 2022-2024 performance period awards, rather than payouts at target, in accordance with SEC rules requiring reporting of these amounts in this manner because our performance exceeded target during the last completed fiscal year or years over which performance is measured. For fiscal 2021-2023 and fiscal 2022-2024 performance period awards, actual performance will cause the number of shares that are earned to range from 0% to a maximum of 200% of the target number of performance share units based on the extent of weighted achievement of targets for 3-year cumulative EPS and 3-year enduring target ROIC for the performance period, subject to possible adjustment based on our TSR relative to other companies in the S&P 500 (with a TSR modifier of +/-20% for the fiscal 2022-2024 performance period award and +/- 33% for the fiscal 2021-2023 performance period award). For Mr. Brown, pursuant to the Brown Letter Agreement, his performance share units remained outstanding and eligible to vest for the remainder of the applicable performance period subject to the attainment of the applicable performance goals following his retirement on June 29, 2022. Cash dividend equivalents are not payable during the performance period on performance share units, and instead, each performance share unit earned and paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends

L3HARRIS 2023 PROXY STATEMENT   63

COMPENSATION TABLES OPTION EXERCISES AND STOCK VESTED IN FISCAL 2022 TABLE

or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the performance period, with payment of such dividend equivalents to be made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. See the “Potential Payments Upon Termination or a Change in Control” section of this proxy statement beginning on page 67 for the treatment of these performance share units upon a termination of employment or change in control. For more information regarding performance share units, see the Grants of Plan-Based Awards in Fiscal 2022 Table on page 60 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement.
(6)
The market value shown was determined by multiplying the number of unearned and unvested performance share units (at maximum for the fiscal 2021-2023 fiscal and fiscal 2022-2024 cycle awards) by the $208.21 closing market price per share of our common stock on December 30, 2022, the last trading day of fiscal 2022.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2022 TABLE
The following table provides information for each of our named executive officers regarding (1) stock option exercises during fiscal 2022, including the number of shares acquired and value realized on exercise, and (2) vesting of stock awards during or in respect of fiscal 2022, including the number of shares acquired and value realized on vesting. As a result of Mr. Malave’s resignation, his stock options and unvested stock awards were forfeited, he had no option exercises or stock vested during fiscal 2022 and is omitted from this table.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)
Christopher E. Kubasik	20,000	2,959,600	76,996(3)	$17,476,409
Michelle L. Turner			—	—
Jonathan P. Rambeau			—	—
Sean J. Stackley			23,580(4)	$5,383,961
Edward J. Zoiss	10,000	1,391,600	21,193(5)	$4,922,157
William M. Brown			136,250(6)	$31,567,603

(1)
Value realized on exercise of stock options was determined by multiplying the number of options exercised by the difference between the sale price of the shares of our common stock sold on the date of exercise and the exercise price, irrespective of any taxes owed upon exercise.

(2)
Consists of shares earned and acquired on vesting of performance share unit awards and shares acquired on vesting of restricted stock unit awards, as described further in the notes below, with value realized on vesting of performance share unit awards granted in fiscal 2020 determined by multiplying the number of shares earned and vested by the $208.21 closing market price of our common stock on December 30, 2022, the last trading day of our fiscal 2022, with value realized on vesting of performance share unit awards granted in our Fiscal Transition Period determined by multiplying the number of shares earned and vested by the $237.81 closing market price of our common stock on the June 29, 2022 vesting date and with value realized on vesting of restricted stock unit awards determined by multiplying the number of shares acquired on vesting by the closing market price of our common stock on the date of vesting, as described further in the notes below. Upon the vesting and release of performance share unit and restricted stock unit awards, shares are surrendered to satisfy income tax withholding requirements. Amounts shown for number of shares acquired and value realized on vesting, however, have not been reduced to reflect shares surrendered to cover such tax withholding obligations. The number of shares earned and acquired on vesting in fiscal 2022 in respect of performance share unit awards granted in fiscal 2020 for the three-year performance period of fiscal 2020-2022, as a percentage of the target number of units under such awards as granted in fiscal 2020, was 108.7%. For additional information with respect to payouts in respect of performance share unit awards granted in fiscal 2020 for the three-year performance period of fiscal 2020-2022, see the “Compensation Discussion and Analysis” section of this proxy statement. The number of shares earned and acquired on vesting in fiscal 2022 in respect of performance share units granted in our Fiscal Transition Period as part of the special, one-time integration-related awards, were earned on June 29, 2022 at 400% of target based on an award payout formula that measured, as of December 31, 2021, L3Harris’ achievement relative to a target level of $500 million for full-year run rate gross synergies from the Merger (with a minimum threshold set at 80% of target performance), with a 50% to 200% modifier (i.e., downward or upward) for L3Harris’ achievement, as of December 31, 2021, relative to a target for cumulative earnings per share.

(3)
Consists of  (a) 28,176 shares earned and vested in fiscal 2022 in respect of a performance share unit award in fiscal 2020 for the three-year performance period of fiscal 2020-2022 and (b) 48,820 shares acquired upon vesting of performance stock units on June 29, 2022, as part of the special, one-time integration-related awards; in each case, as further described in note (2) above.

(4)
Consists of  (a) 4,339 shares earned and vested in fiscal 2022 in respect of a performance share unit award in fiscal 2020 for the three-year performance period of fiscal 2020-2022, (b) 12,888 shares acquired upon vesting of performance stock units on June 29, 2022, as part of the special, one-time integration related awards and (c) 6,293 shares acquired upon vesting of restricted stock units on February 11, 2022, with value realized on vesting of $1,403,150 (6,293 shares multiplied by the $222.97 closing market price of our common stock on February 11, 2022); in each case, as further described in note (2) above.

(5)
Consists of  (a) 4,399 shares earned and vested in fiscal 2022 in respect of a performance share unit award in fiscal 2020 for the three-year performance period of fiscal 2020-2022, (b) 12,888 shares acquired upon vesting of performance stock units on June 29, 2022, as part of the special, one-time integration-related awards and (c) 3,906 shares acquired upon vesting of restricted stock units on August 1, 2022, with value realized on vesting of $941,346 (3,906 shares multiplied by the $241.00 closing market price of our common stock on August 1, 2022); in each case, as further described in note (2) above.

(6)
Consists of (a) 28,176 shares earned and vested in fiscal 2022 in respect of a performance share unit award in fiscal 2020 for the three-year performance period of fiscal 2020-2022, (b) 48,820 shares acquired upon vesting of performance stock units on June 29, 2022, as part of the special, one-time integration-related awards and (c) 59,254 shares acquired upon vesting of restricted stock units on June 29, 2022, with value realized on vesting of $14,091,194 (59,254 shares multiplied by the $237.81 closing market price of our common stock on June 29, 2022).

64   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES NONQUALIFIED DEFERRED COMPENSATION

NONQUALIFIED DEFERRED COMPENSATION
Retirement Savings Plan (“RSP”)
Our RSP is a tax-qualified, 401(k) defined contribution retirement plan available to most of our U.S.-based employees, including our named executive officers. Under our RSP, subject to applicable limits under the Internal Revenue Code, participants generally may contribute up to 70% of eligible compensation, the most significant components of which are base salary and annual incentive payments. In general, following one year of service, we match up to the first 6% of eligible compensation that is contributed by a participant. The Internal Revenue Code limits certain contributions to a participant’s RSP account and also limits the amount of compensation that may be considered when determining benefits under our RSP.
Participants in our RSP are immediately vested in contributions they make and are fully vested in the remainder of their account (including contributions we make) on or after the attainment of age 55 or due to their disability or death. In general, participants also become fully vested in the remainder of their account after three years of employment with us (contributions we make generally are subject to three-year graduated vesting).
Excess Retirement Savings Plan (“ERSP”)
To the extent contributions by participants to our RSP are limited by the Internal Revenue Code, certain of our salaried employees, including our named executive officers, are eligible to participate in our ERSP. The ERSP is an unfunded, nonqualified defined contribution retirement plan intended to make up the difference between the amount actually credited to a participant’s account under our RSP and the amount that, in the absence of certain Internal Revenue Code limits, would have been credited to the participant’s account.
In addition, our Compensation Committee may, at its discretion, provide for the deferral of other compensation to executive officers under our ERSP, including equity awards.
The value of our contributions credited to our named executive officers’ accounts under our RSP and ERSP is shown in the Fiscal 2022 Summary Compensation Table on page 57 under the “All Other Compensation” column and related notes.
Deferred compensation under our ERSP generally will be paid or commence being paid to a participant in January of the calendar year following the year in which such participant reaches age 55, or the year in which such participant’s employment terminates, whichever is later. Participants select the form in which payment will be made, typically a lump sum or annual payments over a period of 3, 5, 7, 10 or 15 years. Deferred amounts generally may not be withdrawn prior to their payment date, except to meet an “unforeseeable financial emergency,” as defined under U.S. Federal tax law, or in the event of a change in control of the Company that satisfies certain requirements of U.S. Federal tax law. Payments to “specified employees,” as defined under U.S. Federal tax law, are delayed at least six months after termination of employment (this six-month delay generally does not apply to amounts deferred prior to 2005).
The vesting provisions of our ERSP are generally the same as the vesting provisions of our RSP. Participants in our ERSP are immediately vested in contributions they make and are fully vested in the remainder of their account upon termination of employment on or after the attainment of age 55 or due to their disability or death. Participants also generally become fully vested in the remainder of their account after three years of employment with us (contributions we make generally are subject to three-year graduated vesting).
Earnings on amounts credited to a participant’s account in our ERSP are based on participant selections among investment choices, which substantially mirror the investment choices available under our RSP. Participants may elect that a portion of their account be deemed invested in the Company stock fund, and such amounts are credited with dividend equivalents equal to the dividends paid on our common stock, which are then deemed reinvested in the Company stock fund. No above-market or preferential earnings are paid or guaranteed on investment choices.
Amounts credited to a participant’s account in our ERSP may be partially or fully funded by a grantor trust, also known as a “rabbi trust,” and are required to be fully funded upon a change in control of the Company. The assets in such trust are subject to the claims of our creditors, and participants are treated as our unsecured general creditors.
L3HARRIS 2023 PROXY STATEMENT   65

COMPENSATION TABLES NONQUALIFIED DEFERRED COMPENSATION

Fiscal 2022 Nonqualified Deferred Compensation Table
The following table summarizes the amounts credited under our ERSP for our named executive officers, as well as earnings or losses and account balances under our ERSP. For additional information related to our ERSP, see the “Nonqualified Deferred Compensation” section of this proxy statement beginning on page 65.
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
Christopher E. Kubasik	$334,500	$241,154	$(204,850)	$0	$1,494,844
Michelle L. Turner	$0	$0	$0	$0	$0
Jonathan P. Rambeau	$0	$0	$0	$0	$0
Sean J. Stackley	$151,240	$73,446	$(38,219)	$0	$548,411
Edward J. Zoiss	$237,154	$70,796	$(290,289)	$0	$1,788,017
William M. Brown	$577,269	$192,269	$(624,319)	$0	$3,526,085
Jesus Malave, Jr.	$0	$0	$(34,695)	$0	$231,474

(1)
Represents contributions to our ERSP of base salary, annual cash incentives or other eligible compensation that have been deferred and credited during fiscal 2022. The portion representing deferral of base salary is included in the Fiscal 2022 Summary Compensation Table on page 57 in the “Salary” column for fiscal 2022. The portion representing deferral of annual cash incentives relates to deferred Annual Incentive Plan payments in fiscal 2022 in respect of fiscal 2021 performance, the amount of which is included in the Fiscal 2022 Summary Compensation Table on page 57 in the “Non-Equity Incentive Plan Compensation” column for fiscal 2021. Any contributions by our named executive officers to our ERSP of deferred Annual Incentive Plan payments in respect of our fiscal 2022 performance will be contributions in our fiscal 2023 ending December 29, 2023.

(2)
Represents contributions by us to our ERSP credited during fiscal 2022, which are included in the 2022 Fiscal Summary Compensation Table on page 57 in the “All Other Compensation” column.

(3)
None of the earnings in this column are included in the Fiscal 2022 Summary Compensation Table on page 57 because no preferential or above-market amounts are paid on balances in our ERSP.

(4)
Represents the sum of total contributions (by both the executive and the Company) and the aggregate earnings or losses on contributions, less withdrawals for all fiscal years through and inclusive of fiscal 2022. In addition to the amounts in the columns to the left in this table, also includes the following aggregate contributions for fiscal 2021 and fiscal 2020, which are included as part of the amounts reported in the “Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns for fiscal 2021 and fiscal 2020 in the Summary Compensation Table on page 57: Mr. Kubasik  —  $826,977; Mr. Stackley  —  $176,046; Mr. Zoiss   —  $758,057; Mr. Brown  —  $1,847,435; and Mr. Malave  —  $238,635.

66   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL
This section sets forth information regarding compensation and benefits that each of our named executive officers would receive in the event of termination of employment of such named executive officer under several different circumstances. As neither Mr. Brown nor Mr. Malave was serving as an officer of L3Harris at the end of Fiscal 2022, the actual terms of Mr. Brown’s retirement and Mr. Malave’s separation are set forth under the “Employment and Separation Agreements” heading in the Compensation Discussion and Analysis section of this proxy statement on page 49.
Agreements, Plans and Programs Providing for Potential Termination Benefits
As a general matter, most of our employees are “employees at-will.” Messrs. Kubasik and Rambeau are our only named executive officers with a contract that would require us to pay cash severance upon termination of employment other than in connection with a change in control. These payments are governed by their respective agreements, as described under the “Employment and Separation Agreements” heading in the Compensation Discussion and Analysis section of this proxy statement on page 49.
SEVERANCE PAY PLAN
Like other regular, full-time employees of L3Harris, our named executive officers are generally eligible for benefits under our Severance Pay Plan, which became effective March 1, 2020. Upon an involuntary termination of employment by us without cause, the Severance Pay Plan provides for severance benefits, subject to a waiver and release, including the following severance benefits for employees at the officer level (including executive officers):
>
a lump sum cash payment equal to the participant’s annual base pay (as determined under the Severance Pay Plan) and annual bonus target; and

>
12 months of COBRA coverage at active employee rates.

However, individuals are not eligible for severance benefits under the Severance Pay Plan in circumstances where they are entitled to severance payments under a different arrangement (including change in control severance payments under the L3 CIC Plan or our CIC Severance Plan (as described below)). As a result of the Kubasik Letter Agreement and the Rambeau Offer Letter Agreement (each described in “Employment and Separation Agreements” above), benefits are not currently available to Mr. Kubasik or Mr. Rambeau under the Severance Pay Plan.
EXECUTIVE CHANGE IN CONTROL SEVERANCE ARRANGEMENTS
Our executive change in control severance arrangements reflect sound practices because they:
>
Do not provide for a tax gross-up of excise taxes;

>
Do provide for a “best net after-tax” payment approach that reduces payments and benefits to an executive if the reduction would result in the executive receiving higher payments and benefits on a net after-tax basis; and

>
Do provide that we will reimburse the executive for any legal fees and costs with respect to any dispute arising under the arrangement.

L3Harris Executive Change in Control Severance Plan
Our L3Harris Executive Change in Control Severance Plan (the “CIC Severance Plan”), which became effective on March 1, 2020, includes a “double trigger,” meaning that participants can receive benefits only if there is both a change in control and a qualifying termination of their employment within the two-year period following the change in control.
Our Board believes that the CIC Severance Plan will align the interests of our executives and shareholders during the period of an actual or rumored change in control and is necessary in some cases to attract and retain executives. The plan is designed to preserve the focus and productivity of our executives, avoid disruption and prevent attrition during periods of uncertainty. Our Board also believes that the plan facilitates objective assessment of potential transactions that may be in our shareholders’ best interests but could negatively affect an executive’s employment prospects.
All L3Harris officers (including named executive officers) and certain other executives participate in the CIC Severance Plan, with the exception of Mr. Kubasik. As explained in “L3 CIC Plan” below, Mr. Kubasik does not currently participate because he is eligible for other change in control severance benefits.
Under the CIC Severance Plan, if a participant’s employment is terminated by us without “cause” or by the participant for “good reason” (such as a material adverse change in compensation or job responsibilities or location) during the two-year period following a change in control, we will provide to the participant, subject to execution of a release of claims, the following severance benefits:
L3HARRIS 2023 PROXY STATEMENT   67

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

>
a lump sum cash payment equal to a multiple (2x in the case of employees at the officer level, including executive officers) of the participant’s base salary and target bonus;

>
a lump sum cash payment equal to the participant’s pro-rata target bonus;

>
continued participation in our group medical, dental and vision plans for the number of years equal to the applicable severance multiple; and

>
if immediately prior to the date of termination or change in control, the participant is eligible for professional finance and tax planning assistance services offered by us, continued participation in such services for the balance of the calendar year in which the termination occurs and the calendar year thereafter.

L3 CIC Plan
As discussed above in “Employment Agreement with Mr. Kubasik,” the Merger constituted a change in control transaction under the legacy “double trigger” L3 CIC Plan, which is still operative for Mr. Kubasik until June 29, 2023 under the Kubasik Letter Agreement.
If triggered, the lump-sum cash severance benefit payable to Mr. Kubasik under the L3 CIC Plan would consist of three times his current annual salary and average annual incentive plan awards for the prior three years.
In addition, if triggered, severance benefits to Mr. Kubasik under the L3 CIC Plan include:
>
Receipt of continued medical and life insurance benefits at the same cost to Mr. Kubasik, or cash equal to any increased premiums, for the same period as the severance multiple described above;

>
Reasonable outplacement services paid for by L3Harris; and

>
If eligible, L3Harris-paid financial planning services for the year in which the termination occurs plus one additional year thereafter under an L3Harris policy that is separate from the L3 CIC Plan.

Potential Payments Under Various Circumstances
Termination for cause. A named executive officer whose employment is terminated by us for cause is not entitled to any compensation or benefits other than those generally paid to all of our salaried employees upon any termination of employment as described above. In addition, as discussed in “Other Practices and Policies — Clawback” in the Compensation Discussion and Analysis section of this proxy statement, we may be entitled to recover all or a portion of a named executive officer’s performance-based compensation if our financial statements are restated as a result of errors, omissions or fraud. Annual incentive awards, vested and unvested options, performance share units and restricted stock units are automatically forfeited following a termination for cause or misconduct.
Involuntary termination without cause. In the case of termination of employment by us without cause, each of Messrs. Kubasik and Rambeau is entitled to compensation and benefits under his respective agreement described under the “Employment and Separation Agreements” heading in the Compensation Discussion and Analysis section of this proxy statement on page 49, and our other named executive officers are entitled to compensation or benefits under our Severance Pay Plan.
Under our Annual Incentive Plan, following an involuntary termination by us without cause, if the executive was employed a minimum of 180 days during the fiscal year, annual incentive compensation awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance.
Except as otherwise provided for Messrs. Kubasik and Rambeau, under our equity incentive plans, upon an involuntary termination by us other than for cause or misconduct (and assuming not within 2 years following a future change in control):
>
Unvested options are forfeited;

>
Vested options may be exercised for up to 90 days following such termination but not later than the regularly scheduled expiration date;

>
Vested performance stock options granted in our Fiscal Transition Period may be exercised until the regularly scheduled expiration date;

>
Unvested performance share units are forfeited, although a pro-rata portion (based on the period worked during the performance period) will remain outstanding and eligible to be earned based on attainment of applicable performance targets, subject to a minimum one-year vesting period; and

>
Unvested restricted stock units vest pro-rata based on the period worked during the restriction period, subject to a minimum one-year vesting period, with the vested portion generally paid out as soon as practicable and the unvested portion forfeited.

Voluntary termination/resignation (other than for good reason). In the case of voluntary termination or resignation of employment by a named executive officer (other than for good reason or due to retirement):
68   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

>
The named executive officer is not entitled to any compensation or benefits other than those generally paid to all of our salaried employees upon any termination of employment as described above;

>
Annual incentive awards, unvested stock options, unvested performance share units, unvested restricted stock units are automatically forfeited;

>
Vested options, as well as vested performance stock options, in each case granted prior to the Merger may be exercised for up to 30 days following such termination or resignation but not later than the regularly scheduled expiration date; and

>
Vested options, as well as vested performance stock options, in each case granted after the Merger may be exercised for up to 90 days following such termination or resignation but not later than the regularly scheduled expiration date.

Voluntary termination/resignation (for good reason). Except as otherwise provided for Messrs. Kubasik and Rambeau in their respective agreements described under the “Employment and Separation Agreements” heading in the Compensation Discussion and Analysis section of this proxy statement on page 49, under our equity incentive plans, upon a voluntary termination for good reason by an executive officer (not within two years after a future change in control), the same equity treatment applies as described above in the case of voluntary termination or resignation other than for good reason, except vested performance stock options granted in our Fiscal Transition Period may be exercised until the regularly scheduled expiration date.
Death or disability. If a named executive officer dies while employed with us, the individual’s beneficiaries are eligible for benefits under the death benefit programs generally available to many of our U.S.-based employees, including basic group life insurance (paid by us) and supplemental group life insurance (if it was elected and paid for by the executive). If a named executive officer’s employment is terminated as a result of disability, the executive is eligible for benefits under the disability programs generally available to many of our U.S.-based employees, which include a long-term disability income benefit and, in most cases, continuation of health and survivor and accident life insurance coverage applicable to active employees for specified periods, while disabled. In addition, upon death or disability:
>
Account balances in our RSP and ERSP become fully vested;

>
If the executive was employed for a minimum of 180 days during the fiscal year, annual incentive compensation awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance;

>
Unvested options immediately fully vest;

>
Vested options, as well as vested performance stock options, granted prior to the Merger may be exercised, in the case of death, for up to 12 months following the date of death but not later than the regularly scheduled expiration date (by the beneficiaries), and in the case of disability, until the regularly scheduled expiration date;

>
Vested options, as well as vested performance stock options, granted after the Merger may be exercised for up to 12 months following the date of death (by the beneficiaries) or disability but not later than the regularly scheduled expiration date;

>
Unvested performance share units immediately vest at target and are paid out as soon as administratively practicable following death and, in the case of disability, generally following expiration of the service period but may be paid out earlier in certain circumstances; and

>
Unvested restricted stock units immediately fully vest and are paid out as soon as administratively practicable.

Retirement. As of December 30, 2022, all of our named executive officers who were serving as executive officers were eligible to participate in, and remain fully vested in, our RSP and ESRP (except for company matching contributions for Ms. Turner and Mr. Rambeau). Additionally, Messrs. Kubasik and Zoiss were retirement-eligible for certain awards under our equity incentive plans. If a named executive officer’s employment is terminated as a result of retirement, such named executive officer would receive retirement benefits generally available to our retirement-eligible salaried employees, including:
>
Account balances in our RSP and ERSP become fully vested;

>
If the executive was employed a minimum of 180 days during the fiscal year, annual incentive compensation awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance;

>
Unvested options, as well as unvested performance stock options, are forfeited;

>
After age 55 with ten or more years of full-time service, the named executive officer’s vested options and vested performance stock options, in each case granted through our Fiscal Transition Period, may be exercised until the regularly scheduled expiration date;

>
After age 60 with five or more years of full-time service and satisfaction of certain advance notice and other criteria, the named executive officer’s vested options granted after our Fiscal Transition Period may be exercised until the regularly scheduled expiration date;

>
Unvested performance share units are forfeited, except after age 60 with five or more years of full-time service and satisfaction of certain advance notice and other criteria, and subject to a minimum one-year vesting period, a pro-rata portion of

L3HARRIS 2023 PROXY STATEMENT   69

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

performance share units (based on the period worked during the performance period) will remain outstanding and eligible to be earned based on attainment of applicable performance targets; and
>
Unvested restricted stock units are forfeited, except after age 60 with five or more years of full-time service and satisfaction of certain advance notice and other criteria, and subject to a minimum one-year holding period, unvested restricted stock units vest pro-rata based on the period worked during the restriction period, with the vested portion generally paid out as soon as practicable.

Change in control. Upon a future change in control:
>
Whether or not a termination occurs, annual cash incentive compensation awards under our Annual Incentive Plan are fully earned and paid out promptly following the change in control or, in certain instances, following the end of the fiscal year, in each case at not less than the target level;

>
If the “double trigger” qualifying termination of employment also occurs, unvested options immediately vest and may be exercised until the regularly scheduled expiration date; and

>
Unvested performance share units are deemed fully earned at not less than the target level and will vest and be paid out as soon as administratively practicable following expiration of the service period, subject to accelerated vesting and payout if the “double trigger” qualifying termination of employment or certain other employment terminations also occur and to forfeiture in certain other types of terminations; and

>
If the “double trigger” qualifying termination of employment also occurs, unvested restricted stock units immediately fully vest and will be paid out as soon as administratively practicable.

Cash severance payments and other severance benefits available to Mr. Kubasik under the L3 CIC Plan are discussed on page 68.
70   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Tables of Potential Payments Upon Termination or Change in Control
The following tables show estimates of the incremental compensation and benefits our named executive officers who are currently serving as executive officers would receive in a hypothetical termination as of December 30, 2022 (as described in more detail below) under various circumstances. The actual amounts to be paid would be determinable only at the time of a termination of employment or a future change in control, except with respect to Mr. Brown whose actual incremental compensation and benefits are described below. Mr. Malave is not included because his separation was voluntary, and he received no incremental compensation or benefits.
The estimated amounts in the tables also are based on the following (except as otherwise noted for Mr. Brown):
>
The assumption that the hypothetical termination event occurred as of December 30, 2022, the last day of fiscal 2022, and that the value of our common stock was $208.21 per share based on the closing market price on December 30, 2022;

>
The applicable provisions as of December 30, 2022 in the agreements and other arrangements between the named executive officer and us, which are summarized on pages 49-50;

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Cash severance includes multiples of salary and annual incentive compensation, but does not include paid or unpaid salary or annual incentive compensation or cash incentives earned for service through the end of fiscal 2022;

>
The value of any options that were vested prior to December 30, 2022 is not included;

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The assumption that all unvested, in-the-money options that were not automatically forfeited on December 30, 2022 and that were entitled to vesting on such day vested and were exercised on such day;

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The value of accelerated restricted stock units includes the dollar value of dividend equivalents paid in cash with respect to such accelerated restricted stock units;

>
The value of accelerated performance share units is based on the target number of performance share units previously granted and includes the dollar value of dividend equivalents paid in cash with respect to such accelerated performance share units;

>
Payment of any aggregate balance shown in the Fiscal 2022 Nonqualified Deferred Compensation Table on page 66 is excluded;

>
The estimated value of continuation of health and welfare benefits and perquisites is included, where applicable;

>
The “Other Benefits” line includes, as applicable, $21,630 for financial planning services from a designated third-party provider and $18,000 for outplacement services; and

>
With respect to a named executive officer over the age of 60 and who has completed at least five years of full-time service (as of December 30, 2022, Mr. Kubasik) and who provides a written six month notice for equity awards made in fiscal 2021 or fiscal 2022, a termination of such executive’s employment with us that is within such executive’s control would be expected to be designated as retirement, as opposed to voluntary termination (resignation) or termination by such executive for good reason.

Christopher E. Kubasik
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$13,500,000	$13,500,000	$0	$0	$0	$0	$13,500,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$1,403,229	$1,403,229	$1,403,229	$1,403,229	$0	$0	$1,403,229
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$8,749,384	$8,749,384	$8,749,384	$8,749,384	$4,708,364	$0	$8,749,384
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$11,791,532	$11,791,532	$6,097,637	$6,097,637	$4,361,373	$0	$11,791,532
Health and Welfare Benefits	$0	$0	$152,723	$152,723	$0	$0	$0	$0	$152,723
Other Benefits	$0	$0	$39,630	$39,630	$21,630	$21,630	$0	$0	$39,630
TOTAL	$0	$0	$35,636,498	$35,636,498	$16,271,881	$16,271,881	$9,069,737	$0	$35,636,498
L3HARRIS 2023 PROXY STATEMENT   71

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Michelle L. Turner
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$0	$1,500,000	$0	$0	$0	$0	$3,000,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$0	$0	$0	$0	$0	$0	$0
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$0	$0	$1,937,393	$1,937,393	$0	$0	$1,937,393
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$0	$377,501	$377,501	$0	$0	$1,138,742
Health and Welfare Benefits	$0	$0	$0	$17,993	$0	$0	$0	$0	$35,987
Other Benefits	$0	$0	$0	$39,630	$21,630	$21,630	$0	$0	$39,630
TOTAL	$0	$0	$0	$1,557,623	$2,336,524	$2,336,524	$0	$0	$6,151,752
Jonathan P. Rambeau
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$1,450,000	$1,450,000	$0	$0	$0	$0	$2,900,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$0	$0	$0	$0	$0	$0	$0
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$2,604,275	$2,604,275	$2,604,275	$2,604,275	$0	$0	$2,604,275
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$0	$0	$0	$0	$0	$0
Health and Welfare Benefits	$0	$0	$12,361	$12,361	$0	$0	$0	$0	$24,722
Other Benefits	$0	$0	$0	$18,000	$0	$0	$0	$0	$18,000
TOTAL	$0	$0	$4,066,636	$4,084,636	$2,604,275	$2,604,275	$0	$0	$5,546,997
72   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Sean J. Stackley
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$0	$1,370,000	$0	$0	$0	$0	$2,740,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$0	$0	$222,485	$222,485	$0	$0	$222,485
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$0	$741,094	$1,536,324	$1,536,324	$0	$0	$1,536,324
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$693,983	$1,071,483	$1,071,483	$0	$0	$2,181,623
Health and Welfare Benefits	$0	$0	$0	$192	$0	$0	$0	$0	$384
Other Benefits	$0	$0	$0	$39,630	$21,630	$21,630	$0	$0	$39,630
TOTAL	$0	$0	$0	$2,844,899	$2,851,923	$2,851,923	$0	$0	$6,720,446
Edward J. Zoiss
Executive Benefits and Payment	Termination by L3Harris for Cause	Voluntary Termination/ Resignation	Termination by Executive for Constructive Termination	Involuntary Termination by L3Harris without Cause	Death	Disability	Retirement	Change in Control without Termination	Termination by L3Harris without Cause/by Executive for Good Reason Following a Change in Control
Cash Severance	$0	$0	$0	$1,370,000	$0	$0	$0	$0	$2,740,000
Value of Accelerated Vesting of Unvested Options	$0	$0	$0	$0	$222,485	$222,485	$0	$0	$222,485
Value of Accelerated Vesting of Unvested Restricted Stock Units	$0	$0	$0	$741,094	$1,468,050	$1,468,050	$0	$0	$1,468,050
Value of Accelerated Vesting of Unvested Performance Share Units	$0	$0	$0	$693,983	$1,026,147	$1,026,147	$0	$0	$2,044,863
Health and Welfare Benefits	$0	$0	$0	$16,664	$0	$0	$0	$0	$33,328
Other Benefits	$0	$0	$0	$39,630	$21,630	$21,630	$0	$0	$39,630
TOTAL	$0	$0	$0	$2,861,371	$2,738,312	$2,738,312	$0	$0	$6,548,357
William M. Brown
The following table sets forth the details of the compensation and benefits paid or payable to Mr. Brown as a result of his retirement from L3Harris effective June 29, 2022. Mr. Brown remains bound by certain provisions of his original agreement with Harris, including certain non-compete and non-solicitation provisions contained therein. For further information regarding the compensation and the benefits paid or payable to Mr. Brown in connection with his retirement, see “Employment and Separation Agreements” in the Compensation Discussion and Analysis section of this proxy statement.
Benefits and Payments in Connection with Retirement
Options(1)	$3,537,916
Restricted Stock Units(2)	14,091,194
Performance Share Units	14,725,444
Health and Welfare Benefits(3)	191,377
Other Benefits(4)	194,095
TOTAL	$32,740,026
L3HARRIS 2023 PROXY STATEMENT   73

COMPENSATION TABLES PAY VERSUS PERFORMANCE

(1)
Assumes all outstanding options that vested in connection with Mr. Brown’s retirement on June 29, 2022 were immediately exercised on such date.

(2)
Consists of an aggregate of 59,254 shares acquired upon vesting of restricted stock units on June 29, 2022. The amount shown was determined by multiplying 34,235 shares by the $237.81 closing market price of our common stock on the date of vesting (the June 29, 2022 retirement date).

(3)
The amount shown is the value of COBRA payments and benefit continuation payments (inclusive of gross-up for payment of taxes for such imputed income), in lieu of L3Harris providing in-kind medical and prescription drug coverage, until Mr. Brown reaches the age of 65 (or, if earlier, the date he becomes eligible to receive comparable benefits from another employer).

(4)
The amount shown is the value of Mr. Brown’s access to administrative support and office space provided by L3Harris, pursuant to the Brown Letter Agreement, for 12 months following his retirement.

CEO PAY RATIO
We are required under Item 402(u) of Regulation S-K to calculate and disclose our “CEO pay ratio.” As permitted under SEC rules for such calculation and disclosure, from our total employee population of 49,396 full-time, part-time, seasonal and temporary workers as of January 1, 2021 (other than our CEO), we excluded all employees not located in the United States, Canada or Australia, for a total of 2,281 excluded employees (less than 5% of total employees)* and then identified the median employee based on W-2 taxable Medicare wages (Box 5) for the 12 months leading up to January 1, 2021, as reported to the Internal Revenue Service, for employees located in the United States and the closest equivalent for employees located in Canada or Australia. We used the same median employee for our fiscal 2022 as for fiscal 2021 in our pay ratio calculation because there were no changes to our employee population or our compensation arrangements during fiscal 2022 that we believe would result in a significant change to our pay ratio disclosure. We calculated such median employee’s total compensation of $133,708 for fiscal 2022 in the same manner we calculated our CEO’s total compensation of  $16,714,229 for fiscal 2022, as reported in the “Total” column of the Fiscal 2022 Summary Compensation Table on page 57. Based on this information, for fiscal 2022, the ratio of the median of the total compensation of all employees (other than our CEO) to the total compensation of our CEO was 1:125, which pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because applicable SEC rules permit various methodologies, assumptions and exclusions, such pay ratio may not be comparable to pay ratios calculated and disclosed by other companies.
*
Of our total employee population of 49,396 employees, 44,050 were located, and 5,346 were not located, in the United States as of January 1, 2021. These same numbers were used in calculating the de minimis exemption to determine the SEC-permitted number of excluded employees. The approximate number of employees excluded, by jurisdiction, were as follows: Great Britain (1,331), Italy (255), Germany (225), Portugal (103), India (82), Thailand (60), New Zealand (49), United Arab Emirates (46), Pakistan (23), France (14), Hong Kong (14), Saudi Arabia (11) and 10 or fewer in each of Algeria, Brazil, Chile, China, Egypt, Estonia, Hungary, Ireland, Japan, Jordan, Republic of Korea, Lithuania, Mexico, Malaysia, Netherlands, Oman, Philippines, Poland, Romania, Singapore, Spain, Sweden, Switzerland, Taiwan and Turkey.

PAY VERSUS PERFORMANCE
Compensation Actually Paid Tables
The following tables summarize the relationship between NEO compensation actually paid (“Compensation Actually Paid” or “CAP”) and our financial performance for our last three completed fiscal years, calculated in the manner required by Item 402(v) of Regulation S-K. The following tables and the associated narrative and graphical disclosure should be viewed together for a more complete presentation of such relationship over the periods presented.
Year (a)	Summary Compensation Table Total for Mr. Kubasik(1) (b)	Summary Compensation Table Total for Mr. Brown(1) (c)	Compensation Actually Paid to Mr. Kubasik(2) (d)	Compensation Actually Paid to Mr. Brown(2) (e)	Average Summary Compensation Table Total Paid to non-CEO NEOs(3) (f)	Average Compensation Actually Paid to non-CEO NEOs(2)(3) (g)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions) (j)	(Company Selected Measure) Adjusted Free Cash Flow (in millions)(4) (k)
							TSR (h)	Peer Group TSR (i)
2022	$16,714,229	n/a	$21,278,977	n/a	$5,008,120	$5,096,945	$104.68	$107.39	$1,061	$2,029
2021	$15,697,749	$15,707,755	$23,168,382	$22,994,342	$3,232,194	$4,708,200	$105.19	$91.50	$1,842	$2,746
2020	n/a	$15,452,653	n/a	$18,317,486	$7,108,088	$8,177,817	$91.48	$80.81	$1,086	$2,686

(1)
Mr. Kubasik became CEO of L3Harris and its principal executive officer on June 29, 2021, at which point Mr. Brown transitioned to the role of Executive Chair. Following Mr. Brown’s transition to Executive Chair, Mr. Brown remained a named executive officer, but was no longer the CEO of L3Harris. Mr. Brown retired on June 29, 2022.

(2)
To calculate CAP, the following amounts were deducted from and added to the total compensation set forth in the Summary Compensation Table for the fiscal year shown:

74   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES PAY VERSUS PERFORMANCE

Mr. Kubasik Summary Compensation Table Total to Compensation Actually Paid Reconciliation
Year	Salary	Bonus and Non- Equity Incentive Compensation	Equity-Based Awards (i)	Change in Pension Value (ii)	All Other Compensation (iii)	Summary Compensation Table Total	Deductions from Summary Compensation Table Total (iv)	Additions to Summary Compensation Table Total (v)	Compensation Actually Paid
2022	$1,500,000	$2,625,000	$11,788,065	n/a	$801,164	$16,714,229	$(11,788,065)	$16,352,813	$21,278,977
2021	$1,500,000	$2,750,000	$11,037,970	n/a	$409,779	$15,697,749	$(11,037,970)	$18,508,603	$23,168,382
2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Mr. Brown Summary Compensation Table Total to Compensation Actually Paid Reconciliation
Year	Salary	Bonus and Non- Equity Incentive Compensation	Equity-Based Awards (i)	Change in Pension Value (ii)	All Other Compensation (iii)	Summary Compensation Table Total	Deductions from Summary Compensation Table Total (iv)	Additions to Summary Compensation Table Total (v)	Compensation Actually Paid
2022	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
2021	$1,500,000	$2,750,000	$11,037,970	n/a	$419,785	$15,707,755	$(11,037,970)	$18,324,557	$22,994,342
2020	$1,492,308	$2,850,000	$10,794,567	n/a	$315,778	$15,452,653	$(10,794,567)	$13,659,400	$18,317,486
Average Non-CEO NEOs Summary Compensation Table Total to Compensation Actually Paid Reconciliation
Year	Salary	Bonus and Non- Equity Incentive Compensation	Equity-Based Awards (i)	Change in Pension Value (ii)	All Other Compensation (iii)	Summary Compensation Table Total	Deductions from Summary Compensation Table Total (iv)	Additions to Summary Compensation Table Total (v)	Compensation Actually Paid
2022	$500,272	$773,250	$3,245,952	n/a	$488,646	$5,008,120	$(3,245,952)	$3,334,777	$5,096,945
2021	$671,731	$472,500	$1,919,408	n/a	$168,556	$3,232,194	$(1,919,408)	$3,395,414	$4,708,200
2020	$853,654	$1,230,000	$4,094,108	$122,587	$807,739	$7,108,088	$(4,216,695)	$5,286,424	$8,177,817

(i)
Represents “Stock Awards” and “Option Awards” reported in the Summary Compensation Table for the fiscal year shown.

(ii)
Represents the change in actuarial present value of the NEO’s accumulated benefit under all defined benefit pension plans, reported under “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table for the fiscal year shown.

(iii)
Represents “All Other Compensation” reported in the Summary Compensation Table for the fiscal year shown.

(iv)
Reflects deductions for the grant date fair value of equity-based awards granted each fiscal year (column (i)) and the change in pension value each fiscal year (column (ii)), where applicable.

(v)
Reflects additions for total pension benefit adjustment and equity award adjustment amounts. The following table describes the components of the adjustments to the Summary Compensation Table Total that are attributable to pension benefits for the fiscal year shown:

Pension Value Adjustment
Year	Service Cost	Prior Service Cost	Total Pension Benefit Adjustments
2022	$0	$0	$0
2021	$0	$0	$0
2020	$0	$0	$0
The following tables describe the components of the adjustments to the Summary Compensation Table Total that are attributable to the value of equity awards calculated in accordance with the methodology for determining CAP for each fiscal year shown, with all fair values computed in accordance with ASC 718. Below the following tables is further information regarding the determination of fair values of the equity awards.
L3HARRIS 2023 PROXY STATEMENT   75

COMPENSATION TABLES PAY VERSUS PERFORMANCE

Mr. Kubasik Equity Award Adjustments
Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$10,746,951	$319,308	n/a	$4,996,245	n/a	$290,308	$16,352,813
2021	$14,701,225	$2,694,420	n/a	$669,503	n/a	$443,455	$18,508,603
2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Mr. Brown Equity Award Adjustments
Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	n/a	n/a	n/a	n/a	n/a	n/a	n/a
2021	$14,701,225	$3,300,380	n/a	$(92,869)	n/a	$415,821	$18,324,557
2020	$10,784,404	$2,579,879	n/a	$0	n/a	$295,117	$13,659,400
Average Non-CEO NEOs Equity Award Adjustments
Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$2,568,851	$54,465	$510,320	$1,762,397	$(1,637,690)	$76,433	$3,334,777
2021	$2,556,542	$746,601	n/a	$(1,051)	n/a	$93,323	$3,395,414
2020	$4,090,296	$1,141,370	n/a	$(88,316)	n/a	$143,074	$5,286,424
The fair values of performance share units were computed based on the probable outcome of the performance conditions for each grant. A multifactor Monte Carlo model was used to simulate our stock price and TSR relative to other companies in the S&P 500 as of the last day of the fiscal year, less a discount because dividends are not payable on performance share units during the performance period. For all grants of performance share units, each performance share unit earned at the end of the applicable multi-year performance period and paid out receives accrued dividend equivalents in an amount equal to the cash dividends or other distributions, if any, which are paid with respect to an issued and outstanding share of our common stock during the performance period. Payment of such dividend equivalents is made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. Dividends declared with respect to issued and outstanding shares of our common stock were $4.48, $4.08 and $3.90 per share in fiscal 2022, fiscal 2021 and fiscal 2020, respectively. The dollar value of dividend equivalents paid on vested performance share units is included in the “All Other Compensation” column of the Summary Compensation Table when the value of such dividend equivalents paid was not factored into the grant date fair value of the underlying performance shares units.
The fair value of restricted stock units was determined using closing market price of our common stock on each date. Although dividends are also not payable on restricted stock units during the restriction period, the fair values of restricted stock units do not reflect any discounts. Instead, each restricted stock unit paid out receives accrued dividend equivalents in an amount per share equal to the cash dividends or other distributions, if any, paid with respect to an issued and outstanding share of our common stock during the restricted period, with payment of such dividends to be made in cash at the time of the actual payout of restricted stock units after completion of the restricted period.
For the purposes of calculating CAP and pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions and included the value of dividend equivalents accrued on stock awards during the year, when the value of such dividend equivalents paid was factored into the grant date fair value of the underlying stock units, as part of our equity adjustments shown above.
The fair value of stock options and performance stock options were calculated as of each date using the Black-Scholes-Merton option-pricing model. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions.
(3)
The non-CEO NEOs reflected in columns (f) and (g) represent the following individuals for each fiscal year shown: 2022 — Mr. Brown, Mr. Malave, Ms. Turner, Mr. Rambeau, Mr. Stackley, Mr. Zoiss; 2021 — Mr. Malave, Todd W. Gautier, Mr. Stackley, Mr. Zoiss; and 2020 — Mr. Kubasik, Mr. Malave, Mr. Gautier, Mr. Zoiss.

(4)
See Appendix A for reconciliations of GAAP to non-GAAP financial measures.

76   L3HARRIS 2023 PROXY STATEMENT

COMPENSATION TABLES PAY VERSUS PERFORMANCE

Unranked List of the Most Important Financial Performance Measures Used to Link Compensation Actually Paid for Fiscal 2022 to Company Performance
The table below provides an unranked list of the most important financial performance measures used by us to link Compensation Actually Paid for fiscal 2022 to our performance. Each of these financial performance measures is described in detail under the “Annual Cash Incentive” and “Long-term Incentives” headings in the “Compensation Discussion and Analysis” section of this proxy statement.
Most Important Financial Performance Measures
Adjusted Free Cash Flow (Company-Selected Measure)
3-year Cumulative Earnings Per Share
3-year Enduring Target ROIC
Total Shareholder Return: Company vs. Peer Group
As shown in the chart below, 3-year cumulative TSR for L3Harris is greater than the companies included in our industry index for the first two years, and drops slightly at year 3. The TSR peer group is based on the S&P 500 Aerospace and Defense Industry index (“Index”), and our TSRs are similarly impacted by market conditions.
Total Shareholder Return: Company vs. Peer Group*
CAP vs. TSR
As shown in the chart below, the CEO’s and other NEOs’ CAP values are aligned with L3Harris’ TSR. This is primarily due to our equity-based long-term incentive compensation, the value of which is tied directly to our stock price, as well as our financial performance.
CAP vs. Total Cumulative Return*
CAP vs. Net Income
As shown in the chart below, our net income has varied while CAP has increased and then slightly decreased in fiscal 2022. This is largely due to our overall compensation mix, a large portion of which is equity-based and heavily impacted by our stock
L3HARRIS 2023 PROXY STATEMENT   77

COMPENSATION TABLES PAY VERSUS PERFORMANCE

price. Changes to CEO CAP is more pronounced as equity-based awards make up a larger portion of our CEOs’ total target direct compensation than they do for our other NEOs.
CAP vs. Net Income
CAP vs. Adjusted Free Cash Flow (Company-Selected Measure)
As shown in the chart below, both adjusted free cash flow and CAP decreased in 2022. The decrease in adjusted free cash flow is largely due to a provision in the Tax Cuts and Jobs Act of 2017 that went into effect on January 1, 2022 requiring companies to capitalize and amortize R&D expenditures over five years rather than deducting such expenditures in the year incurred, resulting in additional cash income tax payments. The change in CAP is primarily due to our overall pay mix, a large portion of which is equity-based and heavily impacted by stock price, although this is also due in part to payouts under our annual incentive plan.
Adjusted free cash flow is the largest component used in our annual cash incentive plan. While stock price and overall company performance may have a more prominent impact on CAP year-over-year, achievement against our adjusted free cash flow targets each year is the most important factor in determining our annual cash incentive payouts. The portion of CAP attributed to our annual cash incentive payout is consistent with our achievement against our adjusted free cash flow targets.
CAP vs. Adjusted Free Cash Flow
78   L3HARRIS 2023 PROXY STATEMENT

REPORT OF THE
AUDIT COMMITTEE OF
L3HARRIS

The following Report of our Audit Committee (this “Audit Committee Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.
The role of the Audit Committee is, among other things, to assist the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (“L3Harris”) in its oversight of:
>
the integrity of L3Harris’ financial statements;

>
L3Harris’ compliance with relevant legal and regulatory requirements;

>
L3Harris’ internal control over financial reporting;

>
the qualifications, independence and performance of L3Harris’ independent registered public accounting firm; and

>
the performance of L3Harris’ internal audit function; and

>
the audit and assurance processes for climate-related reporting.

The Board has determined that, in its business judgment, all members of L3Harris’ Audit Committee are independent within the meaning of the listing standards of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission (“SEC”) and L3Harris’ Director Independence Standards.
L3Harris’ management is responsible for the preparation, presentation and integrity of L3Harris’ financial statements and the effectiveness of L3Harris’ system of internal control over financial reporting and disclosure controls and procedures. Management and L3Harris’ Internal Audit department are responsible for maintaining and evaluating appropriate accounting and financial reporting practices and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. L3Harris’ independent registered public accounting firm for its fiscal year ended December 30, 2022, Ernst & Young LLP (“EY”), was responsible for auditing L3Harris’ consolidated financial statements for such fiscal year and expressing an opinion as to whether such financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. EY also was responsible for auditing the effectiveness of L3Harris’ internal control over financial reporting as of December 30, 2022. Representatives of EY attended all meetings of the Audit Committee during the fiscal year ended December 30, 2022. The Audit Committee met and held discussions with management, the head of Internal Audit and EY, and discussed with the internal auditors and EY the overall scope of, and plans for, their respective audits and the identification of audit risks. The Audit Committee also met with EY and the head of Internal Audit, Principal Accounting Officer and Chief Financial Officer, with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of L3Harris’ internal control over financial reporting and the overall quality of L3Harris’ financial reporting. Management has represented to the Audit Committee that L3Harris’ consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.
In the performance of its oversight functions, the Audit Committee has:
>
reviewed and discussed with management and EY L3Harris’ internal control over financial reporting, including a review of management’s report on its assessment of internal control over financial reporting and EY’s audit of the effectiveness of L3Harris’ internal control over financial reporting and any significant deficiencies or material weaknesses;

>
considered, reviewed and discussed the audited financial statements with management and EY, including a discussion of the quality of the accounting principles, the reasonableness thereof, significant adjustments, if any, and the clarity of disclosures in the financial statements, as well as critical accounting policies and other financial accounting and reporting principles and practices;

>
discussed with EY the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, and No. 2410, Related Parties;

>
received, reviewed and discussed the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with an audit committee concerning independence, and discussed with EY its independence;

L3HARRIS 2023 PROXY STATEMENT   79

REPORT OF THE AUDIT COMMITTEE OF L3HARRIS

>
reviewed the services provided by EY other than its audit services and considered whether the provision of such other services by EY is compatible with maintaining its independence, discussed with EY its independence and concluded that EY is independent from L3Harris and its management; and

>
reviewed the contents of SEC-required certification statements from the Chief Executive Officer and Chief Financial Officer and also discussed and reviewed the process and internal controls for providing reasonable assurances that the financial statements included in L3Harris’ Annual Report on Form 10-K for the fiscal year ended December 30, 2022 are true in all important respects, and that the report contains all appropriate material information of which they are aware.

In reliance on the reports, reviews and discussions described in this Audit Committee Report, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in L3Harris’ Annual Report on Form 10-K for the fiscal year ended December 30, 2022, for filing with the SEC. The Audit Committee also has appointed, and has requested shareholder ratification of its appointment of, EY as L3Harris’ independent registered public accounting firm for the fiscal year ending December 30, 2022.
Submitted on February 23, 2023 by the Audit Committee of the Board of Directors of L3Harris Technologies, Inc.
Sallie B. Bailey, Chair
Peter W. Chiarelli
Thomas A. Corcoran
Joanna L. Geraghty
Lewis Kramer
80   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Board unanimously recommends voting FOR ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2023.
>
Independent accounting firm with breadth of knowledge, support and expertise of accessible national office.

>
Significant industry and government contracting expertise.

>
Periodic mandated rotation of audit firm’s lead engagement partner.

Our Audit Committee has appointed EY to audit our books and accounts and internal control over financial reporting for the fiscal year ending December 29, 2023. Although shareholder ratification of this appointment is not required by law, our Board believes that obtaining it is a sound corporate governance practice. If our shareholders do not ratify the appointment of EY, our Audit Committee will reconsider whether to retain EY, and may either do so or hire another firm without resubmitting the matter to shareholders for approval. We expect that a representative of EY will be present at the 2023 Annual Meeting of Shareholders to respond to appropriate questions from shareholders and to make a statement if the individual desires to do so.
As provided in our Audit Committee’s charter and as discussed above, our Audit Committee is responsible for directly appointing, compensating, retaining, terminating and overseeing our independent registered public accounting firm. Although we have a very long-standing relationship with EY, our Audit Committee frequently evaluates the independence and effectiveness of our independent registered public accounting firm and its personnel, as well as the cost and quality of its audit and audit-related services. Our Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm. In accordance with sound corporate governance practices and in order to ensure that our Audit Committee and our shareholders are receiving the best and most cost-effective audit services available, our Audit Committee periodically considers issuing a “request for proposal” to EY and other large nationally recognized accounting firms with regard to our audit engagement, which could result in a firm other than EY providing audit engagement services to us in later years.
L3HARRIS 2023 PROXY STATEMENT   81

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
FEES PAID TO INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
EY served as our independent registered public accounting firm for fiscal 2022, which ended December 30, 2022. In addition to the engagement to audit our fiscal 2022 financial statements and internal control over financial reporting and to review the financial statements included in our quarterly reports on Form 10-Q, EY was engaged by us during fiscal 2022 to perform certain tax services. The following table presents fees for professional audit services and other services rendered by EY for fiscal 2022 and fiscal 2021:
	Fiscal 2022	Fiscal 2021
Audit Fees(1)	$11,709,923	$11,595,205
Audit-Related Fees(2)	$548,476	$2,012,174
Tax Fees(3)	$3,315,652	$1,858,896
All Other Fees(4)	$6,040	$8,225
Total	$15,580,091	$15,474,500

(1)
Audit fees included fees associated with the annual audit and the audit of internal control over financial reporting, as well as reviews of our quarterly reports on Form 10-Q, SEC registration statements and other filings, comfort letter procedures, accounting and reporting consultations and statutory audits required internationally for certain of our subsidiaries.

(2)
Audit-related services in fiscal 2022 and fiscal 2021 primarily related to audits of stand-alone financial statements of business within the consolidated group.

(3)
Tax fees for fiscal 2022 consisted of  $2,332,519 related to tax compliance, including foreign and domestic return preparation and transfer pricing studies, and $983,133 related to tax planning and tax advisory services, as well as global trade services. Tax fees for fiscal 2021 consisted of  $1,541,123 related to tax compliance, including foreign and domestic return preparation and transfer pricing studies, and $317,773 related to tax planning and advisory services.

(4)
All other fees include access to EY Online content.

EY did not perform any professional services related to financial information systems design and implementation for us in fiscal 2022 or fiscal 2021.
Our Audit Committee has determined that the provision of the services described above is compatible with maintaining EY’s independence.
PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
Under our Audit Committee Pre-Approval Policy and Procedures, our Audit Committee must pre-approve all audit and non-audit services provided by our independent registered public accounting firm to ensure that the provision of such services does not impair the firm’s independence. The policy utilizes a framework of both general pre-approval for certain specified services and specific pre-approval for all other services.
Early in each fiscal year, our Audit Committee reviews and, as it deems appropriate, pre-approves the audit services and any audit-related services, tax services and other services to be performed by our independent registered public accounting firm, together with specific details regarding such services anticipated to be required for such fiscal year including, when available, estimated fees. Our Audit Committee periodically reviews the services provided to date and the actual fees against the estimates, and such fee amounts may be updated, to the extent appropriate, at meetings of our Audit Committee. Additional pre-approval is required before actual fees for any service can exceed the originally pre-approved amount. Our Audit Committee also may revise the list of pre-approved services and related fees from time to time. Our Audit Committee followed this same process for fiscal 2022, and all of the services described in the table above and related notes were pre-approved in accordance with this policy.
If we seek to engage our independent registered public accounting firm for other services that are not considered subject to general pre-approval as described above, then our Audit Committee must pre-approve such specific engagement as well as the estimated fees. Such engagement will be presented to our Audit Committee for pre-approval at its next meeting. If the timing of the project requires an expedited decision, then we may ask the Chair of our Audit Committee to pre-approve such engagement. Any such pre-approval by the Chair is then presented to our full Audit Committee for ratification at the next Audit Committee meeting. Additional pre-approval is required before any fees can exceed approved fees for any such specifically approved services.
82   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 5:
SHAREHOLDER PROPOSAL

Our Board unanimously recommends voting AGAINST the shareholder proposal.
>
We disclose our procedures for our lobbying and political activities on our website.

>
We disclose our lobbying expenditures on our website.

>
We disclose association memberships and detail fees in excess of $50,000, including the percentage of funds spent on political activities.

>
We describe our Board’s and our Nominating and Governance Committee’s role in oversight of lobbying and lobbying related expenditures on our website.

The following shareholder proposal will be voted on at the 2023 Annual Meeting if properly presented. This shareholder proposal contains assertions about L3Harris that we believe are incorrect. We have not attempted to refute all of the inaccuracies. We will provide the name, address and number of shares of L3Harris stock held by the proponent and of co-filing proponents, if any, promptly upon written or oral request by any shareholder to our Corporate Secretary. In accordance with the applicable proxy statement regulations, the shareholder proposal is as follows:
SHAREHOLDER PROPOSAL
Proposal 5 — Transparency in regard to Lobbying
Whereas, I believe in full disclosure of L3Harris’ direct and indirect lobbying activities and expenditures to assess whether L3Harris lobbying is consistent with its expressed goals and in shareholder interests.
Resolved, the shareholders of L3Harris request the preparation of a report, updated annually, disclosing:
1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by L3Harris used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.
L3Harris’ membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.
Description of management’s and the Board’s decision-making process and oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which L3Harris is a member.
Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.
The report shall be presented to the Audit Committee and posted on L3Harris’ website.
Supporting Statement
L3Harris spent $46,671,673 from 2010-2021 on federal lobbying. This does not include state lobbying expenditures, where L3Harris also lobbies but disclosure is uneven or absent. For example, L3Harris’ lobbying over first responder communication systems in Florida has drawn media attention.1
L3HARRIS 2023 PROXY STATEMENT   83

PROPOSAL 5: SHAREHOLDER PROPOSAL

Companies can give unlimited amounts to third party groups that spend millions on lobbying and undisclosed grassroots activity, and these groups may be spending “at least double whats publicly reported.”2 L3Harris belongs to the Business Roundtable, which has spent over $365 million on federal lobbying since 1998. Unlike many of its peers, L3Harris does not disclose its memberships in, or payments to, trade associations and social welfare organizations, or the amounts used for lobbying.
L3Harris’ lack of disclosure presents reputational risks when its lobbying contradicts company public positions. For example, L3Harris believes in addressing climate change, yet the Business Roundtable lobbied against the Inflation Reduction Act.3 And while our company notes the “U.S. Government’s budget deficit and the national debt” as a business risk in its 2021 annual report, the Business Roundtable lobbied against raising corporate taxes to fund health care, education and safety net programs.4
Reputational damage stemming from these misalignments could harm shareholder value. Thus, I urge L3Harris to expand its lobbying disclosure.
Please vote yes:
Transparency in regard to Lobbying — Proposal 5
1
https://floridapolitics.com/archives/498902-lobbying-compensation-corcoran-partners-nears-6m-in-202I-pay/.

2
https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly- reported/.

3
https://www.theguardian.com/environment/2022/aug/I 9/top-us-business-lobby-group-climate-action-business-roundtable.

4
https://www.washingtonpost.com/us-policy/2021/08/31/business-lobbying-democrats-reconciliation/.

84   L3HARRIS 2023 PROXY STATEMENT

PROPOSAL 5: BOARD OF DIRECTORS’ STATEMENT AGAINST THE SHAREHOLDER PROPOSAL

BOARD OF DIRECTORS’ STATEMENT AGAINST
THE SHAREHOLDER PROPOSAL
The Board has carefully considered this proposal and believes that it is not in the best interests of L3Harris or our shareholders. For the following reasons, the Board unanimously recommends that you vote “Against” Proposal 5.
We are committed to ensuring that L3Harris’ political activities follow our policy to conduct business ethically, transparently and in compliance with law. Our Vice President of Government Relations, who manages our political activities, is elected by the Board and reports directly to our CEO. We have a dedicated public webpage on our corporate website at www.l3harris.com that provides a comprehensive overview of our political activity.
L3Harris’ political activities have historically been governed by the following practices and principles:
>
L3Harris does not make direct political contributions to any political candidate or political action committees, with all political contributions made through its employee voluntarily funded political action committee (“PAC”);

>
L3Harris has a Political Advocacy Policy governing all political advocacy, lobbying and contributions by or on behalf of L3Harris at Federal, state and local levels;

>
L3Harris provides a list of its memberships in industry and other associations engaged in political activities with its Sustainability Report; and

>
L3Harris provides a link to all employee funded PAC contributions and disbursements in its Sustainability Report.

In response to shareholder feedback, we have recently begun disclosing additional detail regarding lobbying and political activities on our dedicated public webpage, including:
>
Details of the organization, oversight, disbursement guidelines and activities of our employee voluntarily funded PAC, including a full list of all candidates who received contributions;

>
Our memberships in and details of our fees and contributions to industry and other associations engaged in political activities in excess of  $50,000, including the percentage of funds spent by each such organization on political activities;

>
Our total quarterly Federal expenses related to lobbying, a summary of the issue areas in which we engaged in lobbying and the names of L3Harris’ registered lobbyists, and similar information for state lobbying, easily accessible by links; and

>
Management’s, our Board’s and our Nominating and Governance Committee’s oversight for lobbying and political activity.

The oversight and internal compliance procedures for political activities contained in our Political Advocacy Policy are available to our shareholders on our dedicated public webpage. Our Board, through our Nominating and Governance Committee, reviews and oversees compliance with the Political Advocacy Policy. The Political Advocacy Policy addresses lobbying public officials, making corporate or personal political contributions and supporting our employee voluntarily funded PAC, among other matters. We amended this Political Advocacy Policy in February 2023 to specifically provide for Board oversight and additional guidelines surrounding political spending and communications. Our Political Advocacy Policy currently requires, among other things:
>
That all political and lobbying spending must reflect our interests, as an entity, and not those of any individual and is solely focused on educating policy makers about our core values and solutions to meet our customers’ mission-critical needs across space, air, land, sea and cyber domains;

>
That L3Harris make no direct contributions to any candidate or political action committee, with all contributions made through our employee voluntarily funded PAC;

>
Oversight of lobbying and political activities by or on behalf of L3Harris by our Nominating and Governance Committee;

>
Regular reporting of political activities by or on behalf of L3Harris to our Nominating and Governance Committee;

>
Pre-approval of contributions to state and local candidates in jurisdictions with pay-to-play laws by L3Harris employees involved in government contracting activities, with a prohibition on employees being coerced to make any contributions or reimbursed in any way for contributions;

>
Disclosure on our dedicated public webpage of all employee voluntarily funded PAC distributions and indirect political contributions by L3Harris to industry and other associations; and

>
Disclosure of (i) procedures for our lobbying and political activities, (ii) oversight of our lobbying and political activities and (iii) participation in trade and industry associations.

Based on our efforts and transparency, the Board believes that substantially all of the information requested by this proposal is available on our dedicated public webpage, and a report containing similar information would be duplicative and, result in the unnecessary expenditure of additional resources.
L3HARRIS 2023 PROXY STATEMENT   85

SHARE OWNERSHIP

SHARES OWNED BY DIRECTORS, NOMINEES AND
EXECUTIVE OFFICERS
The following table shows beneficial ownership of shares of our common stock, as of February 24, 2023, by: (a) each member of our Board, including the nominees for election at the 2023 Annual Meeting of Shareholders; (b) our CEO and each other named executive officer; and (c) all of our then-serving directors and executive officers as a group. Except as otherwise noted, the named individual had sole voting and investment power with respect to the securities.
		Shares Beneficially Owned
Name	Shares Owned(1)	Shares Under Exercisable Options(2)	Total Shares Beneficially Owned(3)	Percentage of Shares
DIRECTORS AND NOMINEES
Sallie B. Bailey	3,985	—	3,985	*
Peter W. Chiarelli	3,793	—	3,793	*
Thomas A. Corcoran	18,510	—	18,510	*
Thomas A. Dattilo	5,893	—	5,893	*
Roger B. Fradin	3,703	—	3,703	*
Joanna L. Geraghty	683	—	683	*
Harry B. Harris, Jr.	991	—	991	*
Lewis Hay III	16,141	—	16,141	*
Lewis Kramer	16,071	—	16,071	*
Rita S. Lane	2,927	—	2,927	*
Robert B. Millard	306,628	—	306,628	*
Lloyd W. Newton	12,125	—	12,125	*
Edward A. Rice, Jr.	—	—	—	*
Christina L. Zamarro	538	—	538	*
NAMED EXECUTIVE OFFICERS
Christopher E. Kubasik†	122,489	653,404	775,893	*
Michelle L. Turner	10	3,856	3,866	*
Jonathan P. Rambeau	—	—	—	*
Sean J. Stackley	15,185	59,289	74,474	*
Edward J. Zoiss	30,625	95,706	126,331	*
William M. Brown†	282,616	718,410	1,001,026	*
Jesus Malave, Jr. †	120	—	120	*
All Directors, Director Nominees and Executive Officers, as a group (23 persons)(4)	626,353	938,887	1,565,240	*

*
Less than 1%.

†
Mr. Kubasik, our CEO, is also Chair of our Board. Mr. Brown is the former Executive Chair of our Board. Mr. Malave is our former Senior Vice President and Chief Financial Officer.

(1)
Includes shares over which the individual or the individual’s immediate family members hold or share voting and/or investment power and excludes shares listed under the “Shares Under Exercisable Options” column. For each non-employee director, other than Mses. Geraghty and Zamarro and Mr. Rice, also includes approximately 695 unvested director share units in respect of an award granted on April 22, 2022, under our Equity Incentive Plan (including accrued reinvested divided equivalents thereon), which generally will fully vest on the one-year anniversary of the grant date, subject to the non-employee director’s continued service and the terms and conditions of the non-employee director’s director share unit agreement. For Mr. Millard, includes 81,143 shares held by the Robert & Bethany Millard Foundation. For our named executive officers and other executive officers, includes shares owned through our retirement plan.

86   L3HARRIS 2023 PROXY STATEMENT

SHARE OWNERSHIP

(2)
Includes shares underlying options granted by us that are exercisable as of February 24, 2023 and shares underlying options that become exercisable within 60 days thereafter.

(3)
Represents the total of shares listed under the “Shares Owned” and “Shares Under Exercisable Options” columns.

(4)
No directors or executive officers have pledged any shares of our common stock, nor are any such persons permitted to make any such pledge under our policies.

L3HARRIS 2023 PROXY STATEMENT   87

SHARE OWNERSHIP PRINCIPAL SHAREHOLDERS

PRINCIPAL SHAREHOLDERS
Pursuant to SEC rules, the following table shows all persons known to us to be beneficial owners of more than 5% of our common stock as of February 14, 2023, based on reports these persons have filed with the SEC:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	17,699,032	9.3	%(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	15,019,303	7.9	%(2)
Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	13,483,165	7.1	%(3)
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	10,364,874	5.4	%(4)

(1)
Based on information contained in Amendment No. 12 to Schedule 13G filed with the SEC on February 9, 2023 by The Vanguard Group indicating that, as of December 30, 2022, The Vanguard Group had sole voting power over 0 shares, shared voting power over 246,460 shares, sole dispositive power over 16,955,626 shares and shared dispositive power over 743,406 shares.

(2)
Based on information contained in Amendment No. 3 to Schedule 13G filed with the SEC on February 3, 2023 by BlackRock, Inc. indicating that, as of December 31, 2022, BlackRock, Inc. had sole voting power over 13,919,233 shares, shared voting power over 0 shares, sole dispositive power over  15,019,303 shares and shared dispositive power over 0 shares.

(3)
Based on information contained in Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2023 by Capital World Investors indicating that, as of December 30, 2022, Capital World Investors had sole voting power over 13,455,045 shares, shared voting power over 0 shares, sole dispositive power over 13,483,165 shares and shared dispositive power over 0 shares.

(4)
Based on information contained in Schedule 13G filed with the SEC on February 14, 2023 by T. Rowe Price Associates, Inc. indicating that, as of December 31, 2022, T. Rowe Price Associates, Inc. had sole voting power over 5,287,029 shares, shared voting power over 0 shares, sole dispositive power over 10,364,674 shares and shared dispositive power over 0 shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, as well as persons who own more than 10% of our outstanding shares of common stock, to file reports of ownership and changes in ownership of our securities with the SEC. We have procedures in place to assist our directors and executive officers in preparing and filing these reports on a timely basis.
Based solely on a review of the forms furnished to us, or written representations from certain persons that no Form 5 was required, we believe that all required forms were timely filed for fiscal 2022, with the exception of one Form 4 on behalf of one of our directors, Roger B. Fradin, in respect of two transactions involving vesting and settlement of director share units and the grant of director share units, which were reported in one late-filed Form 4 filed in fiscal 2022.
88   L3HARRIS 2023 PROXY STATEMENT

SHAREHOLDER NOMINATIONS
AND PROPOSALS

To nominate a person for election to our Board or to present a proposal for consideration at the 2024 Annual Meeting of Shareholders, a shareholder must send the nomination or proposal to our Secretary within the applicable timeframe and with the information required by our By-Laws and, if applicable, SEC regulations, at the following address: L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919. The timeframes and requirements are described in more detail below.
A nomination or proposal submitted by a shareholder that does not supply the required information about a nominee or proposal and the shareholder submitting the nomination or proposal, or that does not comply with our By-Laws, will be disregarded.
DIRECTOR NOMINATIONS BY PROXY ACCESS
To submit a nomination for inclusion in L3Harris-sponsored proxy materials pursuant to the proxy access provision of our By-Laws, written notice must be received by our Secretary no earlier than October 12, 2023, and no later than November 11, 2023. The notice must include the information and documents specified in Article II, Section 11 of our By-Laws and any such nomination shall be subject in all respects to the limitations and conditions specified in such section, including that a shareholder delivering a notice pursuant to such section must (a) provide additional background information and disclosures with respect to the shareholder, any nominees proposed by the shareholder and certain other interested persons and (b) update such notice within ten business days upon our request, and, if necessary, update such notice so that it remains true and correct both as of the record date of the 2024 Annual Meeting of Shareholders and ten business days prior to the 2024 Annual Meeting of Shareholders.
OTHER DIRECTOR NOMINATIONS
To submit a nomination pursuant to our By-Laws, but not pursuant to the proxy access provision of our By-Laws, written notice must be received by our Secretary no earlier than December 22, 2023, and no later than January 22, 2024, unless the date of the 2024 Annual Meeting of Shareholders has changed by more than 30 days, in which case notice must be received by the later of (i) 90 days prior to such meeting date or (ii) ten days following the announcement of such meeting date. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws. In addition, our By-Laws provide that any notice to nominate an individual to the Board pursuant to the universal proxy rules contained in Rule 14a-19 must comply with all requirements of those rules and provide reasonable evidence of such compliance, upon request.
Shareholders should note that the applicable timeframes described above for director nominations will change if the number of directors to be elected to our Board at the 2024 Annual Meeting of Shareholders is increased.
OTHER PROPOSALS BY SHAREHOLDERS
To submit a proposal for inclusion in L3Harris-sponsored proxy materials pursuant to SEC Rule 14a-8, written notice must be received by our Secretary no later than November 11, 2023. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws.
To submit a proposal pursuant to our By-Laws and not pursuant to SEC Rule 14a-8, written notice must be received by our Secretary no earlier than December 22, 2023, and no later than January 22, 2024. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws. We will not be required to include the proposal in our proxy materials.
A copy of our By-Laws is available on the Corporate Governance section of our website at www.l3harris.com/company/environmental-social-and-governance or may be obtained by written request to our Secretary at the address above.
L3HARRIS 2023 PROXY STATEMENT   89

INFORMATION ABOUT THE
ANNUAL MEETING

All L3Harris shareholders are encouraged to attend the 2023 Annual Meeting, which will be held online to provide a consistent experience to all shareholders regardless of location. The platform for the virtual Annual Meeting will afford shareholders the same opportunities to participate that they would have at an in-person meeting.
HOW TO ATTEND THE VIRTUAL ANNUAL MEETING	Friday, April 21, 2022 Audio webcast begins at 4:00 PM Eastern Time Shareholders may log in starting at 3:45 PM Eastern Time

To be admitted to the 2023 Annual Meeting, go to www.virtualshareholdermeeting.com/LHX2023 and enter the 16-digit control number from your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card. Once admitted, shareholders may submit questions, vote their shares and view reference materials (such as our list of shareholders as of the record date).

If you experience technical difficulties during the meeting, please call the technical support number posted on the virtual meeting website. We will have technicians ready to assist you beginning 15 minutes prior to the start of the Annual Meeting, at 3:45 PM Eastern Time.

The Annual Meeting will include a shareholder question and answer session. You may submit questions during the meeting through www.virtualshareholdermeeting.com/LHX2023. If a question is relevant to the business of the Annual Meeting and a response is not provided during the shareholder question and answer session, the answer will be posted on our website at www.l3harris.com/company/environmental-social-and-governance soon after the meeting.

If you are unable to locate your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card containing your 16-digit control number or otherwise to log in as an authenticated shareholder, you may opt to participate in the Annual Meeting as a “guest.” You will be able to hear the audio webcast but will not be able to utilize the question, voting or other functionality noted above.

RECEIVING PROXY MATERIALS
What is a proxy and what is a proxy statement?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy.
A proxy statement is a document that we are required by law to provide to you when we ask you to name a proxy to vote your shares. It contains background information on the matters that are being put to a vote. This document you are reading is a proxy statement, and we encourage you to read it carefully before voting.
How can I receive proxy materials for the 2023 Annual Meeting?
There are several different ways to receive our proxy materials.
Over the Internet
SEC rules permit us to furnish proxy materials over the Internet. As a result, our practice is to mail to most of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials.
Your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card contains instructions for viewing our proxy materials for the 2023 Annual Meeting of Shareholders over the Internet. It also explains how you can request a paper copy of the proxy materials or elect to receive future proxy materials by e-mail.
Through the mail
If you previously requested to receive paper copies of our proxy materials, we do not send you a Notice of Internet Availability of Proxy and you will receive a paper copy of our proxy materials by mail.
By e-mail
If you previously elected to receive proxy materials by e-mail, you will receive an e-mail containing instructions and links to the website where our proxy materials are available, and to the proxy voting website.
Our proxy materials also are available on our website at www.l3harris.com/company/environmental-social-and-governance.
How can I change the way I receive proxy materials?
To elect to receive proxy materials by e-mail, follow the instructions in your Notice of Internet Availability of Proxy

90   L3HARRIS 2023 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

Materials or proxy/voting instruction card. Electing to receive future proxy materials by e-mail will help us conserve natural resources and reduce printing and mailing costs This will remain in effect until you terminate it.
Instructions for obtaining a paper copy of our proxy materials are also contained in the Notice of Internet Availability of Proxy Materials and the e-mail regarding the availability of our proxy materials.
What if I received more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card, this means you own shares of L3Harris common stock in multiple accounts with your brokers(s) and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker(s) and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Shareowner Services, which may be reached by telephone at 1-888-261-6777 or over the Internet at www-us.computershare.com/Investor.
If you are a “beneficial owner” (your shares are registered or held in the name of your broker, bank or other nominee), please contact your broker, bank or other nominee to make your request. There is no charge for separate copies.
What if I share the same address with another L3Harris shareholder?
If you share an address with one or more other L3Harris shareholders, you may have received only a single Notice of Internet Availability of Proxy Materials or proxy/voting instruction card for your entire household. This practice, known as “householding,” is intended to conserve natural resources and reduce printing and mailing costs. If you are a record holder (shares are registered in your name) and you prefer to receive a separate Notice of Internet Availability of Proxy Materials or proxy/voting instruction card this year or in the future, or if you are receiving multiple copies at your address and would like to enroll in “householding” and receive a single copy, please contact our transfer agent Computershare Shareowner Services by telephone at 1-888-261-6777 or over the Internet at www-us.computershare.com/Investor. If you are a “beneficial owner” (your shares are registered or held in the name of your broker, bank or other nominee), please contact your broker, bank or other nominee to make your request. There is no charge for separate copies.
VOTING YOUR SHARES
Who is entitled to vote at the meeting?
Owners of L3Harris common stock as of the close of business on February 24, 2023 (the “record date”) are entitled to receive notice of and to vote at the 2023 Annual Meeting and at any adjournments or postponements thereof.
The record date for the 2023 Annual Meeting was established by our Board as required under the laws of Delaware, our state of incorporation.
On the record date, there were 189,956,530 shares of our common stock outstanding and entitled to vote at the 2023 Annual Meeting, approximately 10,090 holders of record, and approximately 922,130 beneficial owners holding shares in “street name.”
How many votes do I have?
You are entitled to one vote for each share of L3Harris common stock that you owned as of the close of business on February 24, 2023, and you may vote all of those shares.
What is a quorum?
A quorum is the minimum number of shares that must be represented, either in person or by proxy, for us to hold the 2023 Annual Meeting. A shareholder who attends the virtual Annual Meeting as an authenticated shareholder will be treated as attending the meeting in person. If you grant your proxy over the Internet, by telephone or by your proxy/voting instruction card, your shares will be considered present at the 2023 Annual Meeting and counted toward the quorum.
The attendance in person or by proxy of holders of a majority of the shares of common stock entitled to vote at the 2023 Annual Meeting, which is 94,978,266 shares of our common stock based on the record date of February 24, 2023, will constitute a quorum.
How do I vote my shares?
You have a choice of voting:
Before the Annual Meeting:
Over the Internet at www.proxyvote.com, following the voting instructions on that website;

By telephone; 1-800-690-6903	By mail; or
During the virtual Annual Meeting:
Over the Internet at www.virtualshareholdermeeting.com/LHX2023, following the voting instructions on that website.
Even if you plan to attend the virtual Annual Meeting over the Internet, we encourage you to vote your shares before the Annual Meeting over the Internet, by telephone or by mail. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you own your shares and the method you use to vote your shares, it is important to follow the instructions for your particular situation.
If you vote your shares before the Annual Meeting over the Internet or by telephone, you should not return a proxy/voting instruction card.

L3HARRIS 2023 PROXY STATEMENT   91

INFORMATION ABOUT THE ANNUAL MEETING

What is the difference between a “record holder” and a “beneficial owner” holding shares in “street name”?
You are a “record holder” if your shares are registered in your name, in which case you either hold a stock certificate or have an account directly with our transfer agent, Computershare Shareowner Services. Your shares are held in “street name” if your shares are registered or held in the name of your broker, bank or other nominee, in which case you are considered the “beneficial owner” of such shares.
How do I vote my shares if I am a “record holder” (shares registered in my name)?
Over the Internet (before the Annual Meeting)
Voting over the Internet before the Annual Meeting is easy, fast and available 24 hours a day. You may submit your proxy/voting instruction over the Internet by following the instructions sent to you in the mailed Notice of Internet Availability of Proxy Materials, the mailed proxy/voting instruction card or the email notifying you that the proxy materials were available (as applicable). You will be able to confirm that the Internet voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
By telephone (before the Annual Meeting)
Voting by telephone also is easy, fast and available 24 hours a day. If you live in the United States or Canada, you may vote by calling 1-800-690-6903 (toll-free). You will need the control number sent to you in the mailed Notice of Internet Availability of Proxy Materials, the mailed proxy/voting instruction card or the email notifying you that the proxy materials were available (as applicable). You will be able to confirm that the telephone voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
By mail (before the Annual Meeting)
If you received a proxy/voting instruction card by mail, you can vote by completing, signing, dating and promptly mailing your proxy/voting instruction card in the accompanying postage-paid return envelope.
At the virtual Annual Meeting
If you attend the virtual Annual Meeting, you can vote over the Internet by following the voting instructions on the virtual meeting website.
How do I vote my shares if I am a “beneficial owner” (shares held in “street name”)?
Over the Internet, by telephone or by mail (before the Annual Meeting)
If your shares are registered or held in the name of your broker, bank or other nominee (“street name”), you have the right to direct your broker, bank or other nominee how to vote your shares using the method(s) they have specified. If your broker, bank or other nominee participates in an Internet or telephone voting program, then you may be able to use that method, in addition to voting by mail. These programs provide eligible “street name” shareholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for shareholders whose brokerage firms or banks are participating in these programs.
At the virtual Annual Meeting
If your shares are registered or held in the name of your broker, bank or other nominee and you plan to attend the virtual Annual Meeting to vote, you should contact your broker, bank or other nominee to obtain a “broker’s proxy” and voting instructions.
Can I revoke my proxy or change my vote?
If your shares are registered in your name (“record holder”), you may revoke your proxy or change your vote at any time before your shares are voted at the Annual Meeting. There are several ways to do this:
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Send a written notice of revocation to our Secretary at L3Harris Technologies, Inc., Attention: Secretary, 1025 West NASA Boulevard, Melbourne, Florida 32919;

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Sign and deliver a proxy/voting instruction card that bears a later date;

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Cast a new vote over the Internet or by telephone as described above; or

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Attend the virtual Annual Meeting and follow the voting instructions on the virtual meeting website.

If your shares are held in “street name,” you may revoke your proxy or change your vote by submitting new voting instructions to your broker, bank or other nominee.
How do I vote my shares held in the L3Harris Stock Fund through the L3Harris Retirement Savings Plan or the Aviation Communications & Surveillance Systems 401(k) Plan?
If you are a participant in one of the above plans, you may provide voting instructions for the shares of L3Harris common stock credited to your account in the L3Harris Stock Fund to the trustee of the applicable plan over the Internet, by telephone or by mail as described above. If you do not timely provide voting instructions for those shares, then as directed by the terms of those plans, those shares will be voted by the trustee in the same proportion as the shares for which other participants in the applicable plan have timely provided voting instructions, except as otherwise required by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
How do I vote my shares held in the Company’s Dividend Reinvestment Plan?
If you are a participant in the Company’s Dividend Reinvestment Plan (“DRIP”) administered by Computershare Trust Company, N.A., your voting instruction covers the shares of L3Harris common stock held in your DRIP account. Computershare Trust Company, N.A., as the DRIP administrator, is the shareholder of record of L3Harris common stock owned through the DRIP and will not vote those shares unless you provide it with voting instructions, which you may do over the Internet, by telephone or by mail as described above.

92   L3HARRIS 2023 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

What happens if I return an unmarked proxy/voting instruction card?
If you properly execute and return a proxy/voting instruction card with no votes marked, your shares will be voted as recommended by our Board. Our Board has unanimously recommended that shareholders vote:
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FOR election of all 12 of the nominees for director named in this proxy statement for a one-year term expiring at the 2024 Annual Meeting of Shareholders ( Proposal 1);

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FOR approval, in an advisory vote, of the compensation of our named executive officers as disclosed in this proxy statement (Proposal 2);

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FOR approval, in an advisory vote, of EVERY YEAR as the frequency of future advisory votes to approve the compensation of our named executive officers (Proposal 3);

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FOR ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2023 (Proposal 4); and

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AGAINST a shareholder proposal titled “Transparency in regard to Lobbying” (Proposal 5).

Could other matters be decided at the meeting?
At the date of this proxy statement, our Board did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement, and did not intend to bring before the Annual Meeting any matter other than the proposals described in this proxy statement. The deadline under our By-Laws for any shareholder proposal not discussed in this proxy statement to be properly presented at the Annual Meeting has passed. If any other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, your shares will be voted at the discretion of the proxy holders.
How will my shares be voted if I do not provide instructions to my broker?
It is possible for a proxy to indicate that some of the shares represented are not being voted with respect to certain proposals. This occurs, for example, when a broker, bank or other nominee does not have discretion under NYSE rules to vote on a matter without instructions from the beneficial owner of the shares and has not received such instructions. In these cases, the unvoted shares will not be considered present and entitled to vote with respect to that matter, although they may be considered present and entitled to vote for other purposes and will be counted in determining the presence of a quorum.
Under NYSE rules, only Proposal 4 (to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2023) is “routine” and, as such, your broker, bank or other nominee will not have the discretion to vote your shares on any proposal in this proxy statement other than Proposal 4.

What is the required vote for each proposal?
Proposals	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1: Elect our Board’s 12 nominees for director for a one-year term expiring at the 2024 Annual Meeting of Shareholders	A nominee must receive more FOR votes than AGAINST votes	None	None
Proposal 2: Approve, in an advisory vote, the compensation of our named executive officers as disclosed in this proxy statement	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	None
Proposal 3: Approve, in an advisory vote, EVERY YEAR as the frequency of future advisory votes to approve the compensation of our named executive officers	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	None
Proposal 4: Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2023	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	None
Proposal 5: Vote on a shareholder proposal titled “Transparency in regard to Lobbying”.	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	None
L3HARRIS 2023 PROXY STATEMENT   93

INFORMATION ABOUT THE ANNUAL MEETING

Who pays for the solicitation of proxies?
We actively solicit proxy participation by Internet, by telephone, by e-mail, by letter or in person. We will bear the cost of soliciting proxies, including the cost of preparation, assembly, printing and mailing of proxy and solicitation materials. In addition, we request and encourage brokers and other custodians, nominees and fiduciaries to make available, forward or supply proxy and solicitation materials to our shareholders, and, upon request, we will reimburse them for their expenses in accordance with the fee schedule approved by the NYSE, as applicable. Our officers, directors and employees may, by telephone, e-mail or letter or in person, make additional requests for the return of proxies, although we do not reimburse our own officers, directors or employees for soliciting proxies. We also have engaged Georgeson LLC to assist in the solicitation of proxies for a fee of  $16,000 plus reimbursement of out-of-pocket expenses.
Who will tabulate and oversee the vote?
Representatives of Broadridge Financial Solutions, Inc. will tabulate and oversee the vote.
Where can I find the voting results of the Annual Meeting?
We will announce the preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K, which we intend to file with the SEC and make available through the Investors section of our website at www.l3harris.com/investors within four business days of the Annual Meeting (or, if final results are not available at that time, within four business days of the date on which final results become available).

Annual Report on Form 10-K

Our Annual Report on Form 10-K for our fiscal year ended December 30, 2022 has been filed with the SEC and is available on the Investors section of our website at www.l3harris.com/investors. Upon request, we will furnish to shareholders without charge a copy of the Annual Report on Form 10-K. Shareholders may obtain a copy by calling (321) 724-3755 or writing to our Secretary at:

L3Harris Technologies, Inc. 1025 West NASA Boulevard Melbourne, Florida 32919
Shareholder List

A list of our shareholders of record as of the record date of February 24, 2023 will be available for examination by shareholders for any purpose germane to the 2023 Annual Meeting of Shareholders, during normal business hours at 1025 West NASA Boulevard, Melbourne, Florida 32919, for a period of ten days ending on the day before the Annual Meeting, and by authenticated shareholders on the virtual meeting website during the Annual Meeting.

By Order of the Board of Directors
Scott T. Mikuen Senior Vice President, General Counsel and Secretary Melbourne, Florida March 10, 2023
94   L3HARRIS 2023 PROXY STATEMENT

APPENDIX A:
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
To supplement our net income, net cash provided by operating activities and income from continuing operations per diluted common share financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP), we provide the non-GAAP financial measures shown in the reconciliation table below, which have been adjusted to include, exclude or deduct certain costs, charges, expenses, losses or other amounts, because we believe that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. We also believe that these non-GAAP financial measures enhance the ability of investors to analyze our business trends and to understand our performance. In addition, we may utilize non-GAAP financial measures as guides in our forecasting, budgeting and long-term planning processes, and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:
ADJUSTED EBIT
DOLLARS IN MILLIONS	2020	2021	2022
Net income	$1,086	$1,842	$1,061
Discontinued operations, net of income taxes	2	1	—
Income taxes	234	440	212
Net interest expense	254	265	279
EBIT	1,576	2,548	1,552
Adjustments:
L3Harris merger-related integration expenses(a)	140	134	90
Amortization of acquisition-related intangibles	709	627	605
Additional cost of sales related to the fair value step-up in inventory sold	31	—	—
Acquisition-related transaction and integration expenses	—	—	9
Pre-acquisition and other divestiture-related expenses	12	72	63
Gain on sale of asset group	—	—	(8)
Business divestiture-related (gains) losses	51	(220)	—
Impairment of goodwill and other assets and other COVID-related charges	785	207	802
Charges for severance and other termination costs	—	—	29
Charge related to an additional pre-merger legal contingency	—	—	31
Gain on sale of property, plant and equipment	(22)		—
Impairment of equity method investment	—	35	—
Non-operating income, net	(2)	—	8
Total adjustments(a)	1,704	855	1,629
Adjusted EBIT	$3,280	$3,403	$3,181
L3HARRIS 2023 PROXY STATEMENT   A-1

APPENDIX A: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

NON-GAAP EPS
AMOUNTS IN MILLIONS EXCEPT PER SHARE AMOUNTS	2020	2021	2022
Diluted weighted average common shares outstanding	215.90	203.16	193.50
EPS	$5.19	$9.09	$5.49
Total adjustments(a)	1,704	855	1,629
Total pre-tax adjustments per share(a)	7.89	4.19	8.42
Noncontrolling interests portion of adjustments per share	(0.19)	(0.02)	(0.03)
Income taxes on above adjustments per share	(1.30)	(0.30)	(0.98)
Total adjustments after-tax	6.41	3.89	7.41
Non-GAAP EPS(a)	$11.60	$12.98	$12.90
ADJUSTED FREE CASH FLOW
DOLLARS IN MILLIONS	2021	2022
Net cash provided by operating activities	$2,687	$2,158
Adjustments:
Additions of property, plant and equipment, net	(335)	(238)
Cash used for L3Harris merger integration costs	118	102
Cash used for acquisition-related transaction and integration costs	—	7
Net cash paid for income taxes associated with business divestitures	276	—
Total adjustments	59	(129)
Adjusted free cash flow	$2,746	$2,029
RETURN ON INVESTED CAPITAL
DOLLARS IN MILLIONS	2020	2021	2022	3-yr avg
Adjusted EBIT	$3,280	$3,397	$3,181	$3,286
Less: Income taxes	558	544	442	514
Net operating profit (X)	$2,722	$2,853	$2,739	$2,772
Divided by:
Short-term debt	$2	$2	$2	$2
Current portion of long-term debt, net	8	11	818	279
Long-term debt, net	6,943	7,048	6,225	6,739
Total debt	6,953	7,061	7,045	7,020
Total shareholders’ equity(b)	7,317	6,482	6,693	6,831
Noncontrolling interests	33	4	1	13
Less: Cash	1,276	941	880	1,032
Invested capital (Y)	$13,027	$12,606	$12,859	$12,831
ROIC (X)/(Y)	20.9%	22.6%	21.3%	21.6%

(a)
For Fiscal 2021, reclassified for comparability with Fiscal 2022.

(b)
Excludes goodwill acquired in conncetion with the L3Harris merger, adjusted for divestitures, impairments, currency translation and other fair value adjustments.

A-2   L3HARRIS 2023 PROXY STATEMENT

L3HARRIS®
FAST. FORWARD.

L3HARRIS TECHNOLOGIES
1025 West NASA Boulevard
Melbourne, Florida 32919-0001

L3Harris.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYV00950-Z84257-P85890! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !L3HARRIS TECHNOLOGIES, INC.1025 WEST NASA BOULEVARDMELBOURNE, FL 329191b. Peter W. Chiarelli1a. Sallie B. Bailey1e. Joanna L. Geraghty1c. Thomas A. Dattilo1d. Roger B. Fradin1g. Lewis Hay III1h. Christopher E. Kubasik1f. Harry B. Harris, Jr.1i. Rita S. Lane1l. Christina L. Zamarro1j. Robert B. Millard1k. Edward A. Rice, Jr.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign personally. Allholders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.L3HARRIS TECHNOLOGIES, INC. PROXY/VOTING INSTRUCTION CARDThe Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1;"FOR" Proposal 2; "EVERY YEAR" for Proposal 3; "FOR" Proposal 4; and "AGAINST" Proposal 5.1. Election of Directors for a Term Expiring at the 2024 Annual Meetingof ShareholdersNominees:2. Approval, in an Advisory Vote, of the Compensation of NamedExecutive Officers as Disclosed in the Proxy Statement3. Approval, in an Advisory Vote, of the Frequency of FutureShareholder Votes Regarding the Compensation of NamedExecutive Officers4. Ratification of Appointment of Ernst & Young LLP as IndependentRegistered Public Accounting Firm for Fiscal Year 20235. Shareholder Proposal titled "Transparency in Regard to Lobbying"NOTE: If this proxy/voting instruction card is properly executed, then the undersigned’s shares will be votedin the manner instructed therein, or if no instruction is provided, then either as the Board of Directorsrecommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plansponsored by L3Harris Technologies, Inc., as may otherwise be provided in the plan. The named proxiesalso are authorized, in their discretion, to consider and act upon such other business as mayproperly come before the 2023 Annual Meeting or any adjournments or postponements thereof.For Against AbstainFor Against AbstainFor Against Abstain! ! ! !! ! !! ! !Every3 YearsEveryYearEvery2 Years AbstainYOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to submit your proxy/voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time on April 20, 2023. Have your proxy/voting instruction card in handwhen you access the web site and follow the instructions to obtain your records and to create anelectronic proxy/voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LHX2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to submit your proxy/voting instructions up until11:59 P.M. Eastern Time on April 20, 2023. Have your proxy/voting instruction card in handwhen you call and then follow the instructions.NOTE: Your Internet or phone voting instructions authorize the named proxies and/or providethe Plan Trustee with instructions to vote these shares in the same manner as if you marked,signed, dated and returned your proxy/voting instruction card.VOTE BY MAIL (ONLY IF NOT VOTING BY INTERNET OR PHONE)Mark, sign and date your proxy/voting instruction card and return it in the postage paidenvelope we have provided or return it to Vote Processing,c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE wV00951-Z84257-P85890Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting ofShareholders to be Held on April 21, 2023:The Notice of 2023 Annual Meeting of Shareholders and Proxy Statement and Annual Report for Fiscal Year EndedDecember 30, 2022 are available at www.proxyvote.com.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.(See reverse side for information on how to submit your proxy/voting instructions by Internet, by phone or by mail.)

L3HARRIS TECHNOLOGIES, INC.Annual Meeting of ShareholdersApril 21, 2023, 4:00 PM Eastern TimeThis proxy is solicited on behalf of the Board of Directors of L3Harris Technologies, Inc.("L3Harris") and the Trustees of various retirement plans sponsored by L3Harris.You are receiving this proxy/voting instruction card because you are a registered shareholder and/or a participant in the L3Harris Stock Fund through a retirementPlan sponsored by L3Harris. This proxy/voting instruction card revokes all prior proxies/voting instructions given by you. If you are voting by mail with thisproxy/voting instruction card, please mark your choices and sign and date on the reverse side exactly as your name or name(s) appear(s) there. If shares are heldin the name of joint holders, each should sign. If you are signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your fulltitle as such.If the undersigned is a registered shareholder, the undersigned hereby appoints CHRISTOPHER E. KUBASIK, MICHELLE L. TURNER and SCOTT T. MIKUEN,and each of them, with power to act without the others and with full power of substitution, as proxies and attorneys-in-fact, and hereby authorizes themto represent and vote, as instructed on the reverse side of this proxy/voting instruction card, all the shares of L3Harris common stock which the undersignedis entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of L3Harristo be held on April 21, 2023 or at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting.If this proxy/voting instruction card has been properly executed but the undersigned has provided no voting instructions, then the undersigned’sshares will be voted "FOR" the election of the Board of Directors’ nominees listed in Proposal 1; "FOR" Proposal 2; "EVERY YEAR" for Proposal 3;"FOR" Proposal 4; and "AGAINST" Proposal 5.If the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris, the undersigned hereby instructs the applicableplan Trustee to vote, as instructed on the reverse side of this proxy/voting instruction card, the shares allocable to the undersigned's L3Harris Stock Fund accountat the Annual Meeting of Shareholders of L3Harris to be held on April 21, 2023 or at any adjournments or postponements thereof. If the undersigned doesnot provide voting instructions, the applicable plan Trustee will vote such shares in the same proportion as the shares for which other participantsin the L3Harris Stock Fund through such plan have timely provided voting instructions, except as otherwise provided in accordance with ERISA.Continued and to be marked, signed and dated on reverse side